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                  BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                        NATIONSBANC MORTGAGE CORPORATION,

                                  as Servicer,

                              BANK OF AMERICA, FSB,

                                  as Servicer,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated September 23, 1999

                             ----------------------

                       Mortgage Pass-Through Certificates

                                 Series 1999-11








==============================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PRELIMINARY STATEMENT.......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the NMC
               Servicer.....................................................
Section 2.04  Representations, Warranties and Covenants of the BAFSB
               Servicer.....................................................
Section 2.05  Representations, Warranties and Covenants of the BANA
               Servicer.....................................................
Section 2.06  Representations and Warranties of the Depositor as to the
               Mortgage Loans...............................................
Section 2.07  Designation of Interests in the REMIC.........................
Section 2.08  Designation of Start-up Day...................................
Section 2.09  REMIC Certificate Maturity Date...............................
Section 2.10  Execution and Delivery of Certificates........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicers to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicers.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims......
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicers....................................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Accounts; and Certificate Account............................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts..............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans...........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial
               Accounts and Certificate Account.............................
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicers to be Held for the Trustee.........................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants'Servicing
               Statement; Financial Statements..............................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............
Section 3.23  Maintenance of the Rounding Accounts; Collections
               Thereunder...................................................


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distributions...................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................
Section 5.09  Principal Distributions on the Special Retail Certificates....


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICERS

Section 7.01  Respective Liabilities of the Depositor and the Servicers.....
Section 7.02  Merger or Consolidation of the Depositor or a Servicer........
Section 7.03  Limitation on Liability of the Depositor, the Servicers
               and Others...................................................
Section 7.04  Depositor and Servicers Not to Resign.........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default......................................
Section 8.04  Action upon Certain Failures of a Servicer and upon Event of Default...................................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Fees and Expenses...................................
Section 9.12  [Reserved]....................................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates.................................................
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....
Section 9.19  Year 2000 Compliance..........................................


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans........................................
Section 10.02 Additional Termination Requirements...........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment.....................................................
Section 11.02 Recordation of Agreement......................................
Section 11.03 Limitation on Rights of Certificateholders....................
Section 11.04 Governing Law.................................................
Section 11.05 Notices.......................................................
Section 11.06 Severability of Provisions....................................
Section 11.07 Certificates Nonassessable and Fully Paid.....................
Section 11.08 Access to List of Certificateholders..........................
Section 11.09 Recharacterization............................................


EXHIBITS
--------

Exhibit A-1     -     Form of Face of Class A-1 Certificate
Exhibit A-2     -     Form of Face of Class A-2 Certificate
Exhibit A-3     -     Form of Face of Class A-3 Certificate
Exhibit A-4     -     Form of Face of Class A-4 Certificate
Exhibit A-5     -     Form of Face of Class A-5 Certificate
Exhibit A-6     -     Form of Face of Class A-6 Certificate
Exhibit A-7     -     Form of Face of Class A-7 Certificate
Exhibit A-8     -     Form of Face of Class A-8 Certificate
Exhibit A-9     -     Form of Face of Class A-9 Certificate
Exhibit A-10    -     Form of Face of Class A-10 Certificate
Exhibit A-11    -     Form of Face of Class A-11 Certificate
Exhibit A-PO    -     Form of Face of Class A-PO Certificate
Exhibit A-R     -     Form of Face of Class A-R Certificate
Exhibit B-1     -     Form of Face of Class B-1 Certificate
Exhibit B-2     -     Form of Face of Class B-2 Certificate
Exhibit B-3     -     Form of Face of Class B-3 Certificate
Exhibit B-4     -     Form of Face of Class B-4 Certificate
Exhibit B-5     -     Form of Face of Class B-5 Certificate
Exhibit B-6     -     Form of Face of Class B-6 Certificate
Exhibit C       Form of Reverse of all Certificates.........................
Exhibit D-1     BAFSB Mortgage Loan Schedule................................
Exhibit D-2     NMC Mortgage Loan Schedule..................................
Exhibit D-3     BANA Mortgage Loan Scheduled................................
Exhibit E       Request for Release of Documents............................
Exhibit F       Form of Certification of Establishment of Account...........
Exhibit G-1     Form of Transferor's Certificate............................
Exhibit G-2A    Form 1 of Transferee's Certificate..........................
Exhibit G-2B    Form 2 of Transferee's Certificate..........................
Exhibit H       Form of Transferee Representation Letter
                for ERISA Restricted Certificates...........................
Exhibit I       Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J       Contents of Servicing File..................................
Exhibit K       Form of Special Servicing Agreement.........................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated September 23, 1999, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), NATIONSBANC MORTGAGE CORPORATION, as servicer (together with its permitted successors and assigns, the "NMC Servicer"), BANK OF AMERICA, FSB, as servicer (together with its permitted successors and assigns, the "BAFSB Servicer"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "BANA Servicer" and, collectively with the NMC Servicer and the BAFSB Servicer, the "Servicers"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                        W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the NMC Servicer, the BAFSB Servicer, the BANA Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular
Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

=========================================================================
                                                              Integral
               Initial Class                                  Multiples
               Certificate       Pass-Through  Minimum        in Excess
Classes        Balance           Rate          Denomination   of Minimum
Class A-1      $102,246,000.00   7.250%        $1,000         $1
-------------------------------------------------------------------------
Class A-2      $ 10,000,000.00   7.250%        $1,000         $1
-------------------------------------------------------------------------
Class A-3      $ 14,978,780.00   7.250%        $1,000         $1
-------------------------------------------------------------------------
Class A-4      $ 13,004,000.00   7.250%        $1,000         $1
-------------------------------------------------------------------------
Class A-5      $ 21,200,000.00   7.250%        $1,000         $1
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Class A-6      $ 98,531,000.00   7.250%        $1,000         $1
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Class A-7      $ 10,111,000.00   7.250%        $1,000         $1
-------------------------------------------------------------------------
Class A-8      $ 10,848,000.00   7.250%        $1,000         $1
-------------------------------------------------------------------------
Class A-9      $  9,648,220.00   7.250%        $1,000         $1
-------------------------------------------------------------------------
Class A-10     $  5,000,000.00   7.250%        $1,000         $1
-------------------------------------------------------------------------
Class A-11     $ 35,000,000.00   7.250%        $1,000         $1
-------------------------------------------------------------------------
Class A-PO     $  3,691,389.00   (1)           $25,000        $1
-------------------------------------------------------------------------
Class A-R      $        100.00   7.250%        $100           N/A
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Class B-1      $  9,301,000.00   7.250%        $25,000        $1
-------------------------------------------------------------------------
Class B-2      $  2,626,000.00   7.250%        $25,000        $1
-------------------------------------------------------------------------
Class B-3      $  1,401,000.00   7.250%        $25,000        $1
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Class B-4      $  1,051,000.00   7.250%        $25,000        $1
-------------------------------------------------------------------------
Class B-5      $    701,000.00   7.250%        $25,000        $1
-------------------------------------------------------------------------
Class B-6      $    701,353.28   7.250%        $25,000        $1
-------------------------------------------------------------------------


---------------

(1) The Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accretion Termination Date: The earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-7 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount:  With respect to any  Distribution  Date,  the
Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance:  A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Accounts at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            BAFSB Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated September 23, 1999, between the BAFSB Seller, as seller, and the Depositor, as purchaser.

            BAFSB Mortgage Loans: The Mortgage Loans serviced by the BAFSB Servicer and identified on Exhibit D-1 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

            BAFSB Seller: Bank of America, FSB, a federal savings bank, or its successor in interest, as seller of the BAFSB Mortgage Loans under the BAFSB Mortgage Loan Purchase Agreement.

            BAFSB Servicer: Bank of America, FSB, a federal savings bank, or its successor in interest, in its capacity as servicer of the BAFSB Mortgage Loans, or any successor servicer appointed as herein provided.

            BAFSB Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the BAFSB Servicer pursuant to Section 3.08(b).

            BANA Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated September 23, 1999, between the BANA Seller, as seller, and the Depositor, as purchaser.

            BANA Mortgage Loans: The Mortgage Loans serviced by the BANA Servicer and identified on Exhibit D-3 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

            BANA Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the BANA Mortgage Loans under the BANA Mortgage Loan Purchase Agreement.

            BANA   Servicer:   Bank  of  America,   N.A.,  a  national   banking
association, or its successor in interest, in its capacity as servicer of the BANA Mortgage Loans, or any successor servicer appointed as herein provided.

            BANA Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the BANA Servicer pursuant to Section 3.08(b).

            Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of any of the Servicers is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-11 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-11." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, any of the Servicers or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-PO and Class A-R Certificates.

            Class A-9 Accrual Distribution Amount: For any Distribution Date and the Class A-9 Certificates prior to the Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of the Class A-9 Certificates, any Class A-9 Accrual Distribution Amounts previously added thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-9 Certificates prior to the Accretion Termination Date, the amount included in the Class A-9 Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on the Class A-9 Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-9 Certificates prior to the Accretion Termination Date, the amount included in the Class A-9 Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed as interest on the Class A-9 Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date:  September 23, 1999.

            Code:  The Internal Revenue Code of 1986, as amended.

            Compensating Interest:  As defined in Section 3.17.

            Co-op   Shares:   Shares  issued  by  private   non-profit   housing
corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Custodian: Any Custodian appointed by the Trustee in accordance with the terms of this Agreement.

            Customary Servicing Procedures: With respect to any Servicer, procedures (including collection procedures) that such Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date:  September 1, 1999.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $350,038,843.03.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the related Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the related Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Deceased Holder: A Certificate Owner of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Trustee a certified copy of the death certificate and any additional evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.06.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the related Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the related Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates:  As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 7.250% per annum.

            Distribution Date: The 25th day of each month beginning in October 1999 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account:  Any of (i) an account or accounts maintained with
(a) Bank of America, FSB, (b) Bank of America, N.A., or (c) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates:  The Class B Certificates.

            Escrow Account:  As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default:  As defined in Section 8.01.

            Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the related Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch:  Fitch IBCA, Inc., or any successor thereto.

            FNMA:  Fannie Mae, or any successor thereto.

            Fractional Interest:  As defined in Section 5.02(d).

            Fraud Loss:  Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            Holder:  A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicers,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or any Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $140,143.31.

            Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $3,500,388.43.

            Initial Special Hazard Amount: $3,501,845.61.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: Each of the BAFSB Mortgage Loan Purchase Agreement, the BANA Mortgage Loan Purchase Agreement and the NMC Mortgage Loan Purchase Agreement.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the applicable Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2 and Exhibit D-3, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date;
(viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the related Servicing Fee Rate and the Trustee Fee Rate.

            NMC Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated September 23, 1999, between the NMC Seller, as seller, and the Depositor, as purchaser.

            NMC Mortgage Loans: The Mortgage Loans serviced by the NMC Servicer and identified on Exhibit D-2 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

            NMC Seller: NationsBanc Mortgage Corporation, a Texas corporation, or its successor in interest, as seller of the NMC Mortgage Loans under the NMC Mortgage Loan Purchase Agreement.

            NMC Servicer: NationsBanc Mortgage Corporation, a Texas corporation, or its successor in interest, in its capacity as servicer of the NMC Mortgage Loans, or any successor servicer appointed as herein provided.

            NMC Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the NMC Servicer pursuant to Section 3.08(b).

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 7.250%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal
Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person:  A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the related Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant
Secretaries, or any other duly authorized officer of the Depositor or any Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or a Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.87%
                       Class B-2               1.11%
                       Class B-3               0.71%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $15,780,353.28.

            OTS:  The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.06.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through   Rate:   As  to   each   Class   of   interest-bearing
Certificates, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate (other than a Class A-10 Certificate), the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part. With respect to a Class A-10 Certificate, the percentage obtained by dividing the current Certificate Balance of such Certificate by the current Class Certificate Balance of the Class A-10 Certificates.

            Periodic Advance: The payment required to be made by a Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) serviced by such Servicer that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that such Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

               (v)investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by any Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone  cooperatives  described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by any Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan:  As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicers in respect of such Distribution Date deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Accounts deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Accounts pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and (ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Class of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-11 Certificates and (ii) the product of
(a) the Shift Percentage, (b) the Priority Percentage and (c) the Senior Principal Distribution Amount.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-11 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Senior Certificates (other than the Class A-PO Certificates) immediately prior to such date.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro  Rata  Share:  As to any  Distribution  Date  and any  Class  of
Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. "The REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.09.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period:  As defined in Section 3.14.

            REO Proceeds:  Proceeds,  net of any related expenses of the related
Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by a Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.06, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by a Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate:  The Class A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes:  As defined in Section 5.02(d).

            Rounding Account:  As defined in Section 3.23.

            Rounding Amount:  As defined in Section 3.23.

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: With respect to the BAFSB Loans, the BAFSB Seller, with respect to the BANA Loans, the BANA Seller, and with respect to the NMC Loans, the NMC Seller.

            Senior Certificates:  The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO
Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance
---------------------------                  -------------------

October 2004 through September 2005                  30%

October 2005 through September 2006                  35%

October 2006 through September 2007                  40%

October 2007 through September 2008                  45%

October 2008 and thereafter                          50%

            Servicer: With respect to the BAFSB Mortgage Loans, the BAFSB Servicer, with respect to the BANA Loans, the BANA Servicer and, with respect to the NMC Mortgage Loans, the NMC Servicer.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The NMC Servicer Custodial Account, the BAFSB Servicer Custodial Account or the BANA Servicer Custodial Account, as applicable.

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by any Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to such Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the related Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. Any Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by such Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 7.250% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by such Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:


Distribution Date Occurring In                    Shift Percentage
------------------------------                    ----------------
October 1999 through September 2004............   0%
October 2004 through September 2005............   30%
October 2005 through September 2006............   40%
October 2006 through September 2007............   60%
October 2007 through September 2008............   80%
October 2008 and thereafter....................   100%

            Similar Law:  As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii)  settling,   subsidence,   cracking,   shrinkage,  building  or
      expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c)   nuclear   or  chemical   reaction  or  nuclear   radiation  or
radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Special Retail Certificates:  The Class A-10 Certificates.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates:  The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which a Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing  Agreement:  Any subservicing  agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between a Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount:  As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury   Regulations:   The   final  and   temporary   regulations
promulgated under the Code by the U.S. Department of the Treasury.

            Trust:  The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Accounts or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy and amounts in the Rounding Account.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0040% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, FSB, Bank of America, N.A., or NationsBanc Mortgage Corporation, as applicable.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01      Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New
      York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

               (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-11" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its
      designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the applicable Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

               (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

               (v)  the  original  or   duplicate   original   mortgagee   title
      insurance policy and all riders thereto;

               (vi) the original of any guarantee executed in connection with the Mortgage Note;

               (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

               (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

               (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A)   The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement;

                  (F) The executed  UCC-1  financing  statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing  statements or other  appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the related Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in  connection  with any Mortgage  Loans,  the  Depositor  cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the related Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or any Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the related Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicers shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which a Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required if the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the related Servicer to deposit in the related Servicer Custodial Account the portion of such payment that is required to be deposited in such Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the related Servicer and the Depositor, or shall cause the Custodian to promptly so notify the related Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The applicable Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan serviced by such Servicer that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and such Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to
Section 2.06. Upon any such substitution and the deposit to the related Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. Each Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into such Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the NMC Servicer.

            The NMC Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i) The NMC Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the NMC Servicer. The NMC Servicer has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the NMC Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the NMC Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the NMC Servicer to make this Agreement valid and binding upon the NMC Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the NMC Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the NMC Servicer and will not result in the breach of any term or provision of the charter or by-laws of the NMC Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the NMC Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the NMC Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the NMC Servicer, threatened against the NMC Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the NMC Servicer, or in any material impairment of the right or ability of the NMC Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the NMC Servicer contemplated herein, or which would materially impair the ability of the NMC Servicer to perform under the terms of this Agreement.

               (v) The NMC Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the NMC Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

            The representations and warranties made or assigned pursuant to this
Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations, Warranties and Covenants of the BAFSB Servicer.

            The BAFSB Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i) The BAFSB Servicer is a federal savings bank duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the BAFSB Servicer. The BAFSB Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the BAFSB Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the BAFSB Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the BAFSB Servicer to make this Agreement valid and binding upon the BAFSB Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the BAFSB Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the BAFSB Servicer and will not result in the breach of any term or provision of the charter or by-laws of the BAFSB Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the BAFSB Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the BAFSB Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the BAFSB Servicer, threatened against the BAFSB Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the BAFSB Servicer, or in any material impairment of the right or ability of the BAFSB Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the BAFSB Servicer contemplated herein, or which would materially impair the ability of the BAFSB Servicer to perform under the terms of this Agreement.

               (v)The BAFSB Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the BAFSB Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

            The  representations  and  warranties  made pursuant to this Section
2.04 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.05 Representations, Warranties and Covenants of the BANA Servicer.

            The BANA Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i) The BANA Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the BANA Servicer. The BANA Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the BANA Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the BANA Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the BANA Servicer to make this Agreement valid and binding upon the BANA Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the BANA Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the BANA Servicer and will not result in the breach of any term or provision of the charter or by-laws of the BANA Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the BANA Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the BANA Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the BANA Servicer, threatened against the BANA Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the BANA Servicer, or in any material impairment of the right or ability of the BANA Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the BANA Servicer contemplated herein, or which would materially impair the ability of the BANA Servicer to perform under the terms of this Agreement.

               (v) The BANA Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the BANA Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

            The  representations  and  warranties  made pursuant to this Section
2.05 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.06 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

               (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

               (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

               (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

               (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

               (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

               (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

               (ix) The Mortgage  Note and the related  Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

               (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

               (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

               (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

               (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

               (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

               (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

               (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

               (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

               (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

               (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

               (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

               (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

               (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

               (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

               (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

               (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

               (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

               (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

               (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

               (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

               (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

               (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

               (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

               (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

               (xxxviii)Each  Mortgage Loan is a "qualified  mortgage"  within
      Section 860G(a)(3) of the Code.

               (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged
Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.06 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, any Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.06 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The
Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.07 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.08 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.09 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is October 25, 2029.

            Section 2.10 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicers to Service Mortgage Loans. For and on behalf of the Certificateholders, the NMC Servicer shall service and administer the NMC Mortgage Loans, the BAFSB Servicer shall service and administer the BAFSB
Mortgage Loans and the BANA Servicer shall service and administer the BAFSB Mortgage Loans, all in accordance with the terms of this Agreement, Customary
Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. Each Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, each Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when such Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. Each Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans it services to the extent that such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the related Servicer, shall promptly execute such documents and deliver them to the related Servicer.

            In accordance with the standards of the preceding paragraph, each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicers, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of each Servicer (and of any successor to any Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicers.

            (a) Any of the Servicers may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, such Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the related Servicer with the same force and effect as if performed directly by such Servicer.

            (b) For purposes of this Agreement, each Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

            (c) As part of its servicing activities hereunder, each Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by such Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the related Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The related Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by a Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of such Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of such Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the related Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03      Fidelity Bond; Errors and Omissions Insurance.

            Each Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure such Servicer against losses resulting from dishonest or fraudulent acts committed by such Servicer's personnel, any employees of outside firms that provide data processing services for such Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure such Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve such Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to such Servicer by express waiver of FNMA or FHLMC.

            Section 3.04      Access to Certain Documentation.

            Each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans serviced by such Servicer. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by such Servicer. Nothing in this Section 3.04 shall limit the obligation of such Servicer to observe any applicable law and the failure of such Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05      Maintenance  of  Primary  Mortgage   Insurance
Policy; Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The related Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the related Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the related Servicer shall notify the Trustee in writing, it being understood that such Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If such Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, such Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. A Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of such Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the related Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the related Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan serviced by such Servicer. Pursuant to Section 3.09(a), any amounts collected by a Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            Each Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicers.

            The Depositor may, but is not obligated to, enforce the obligations of each Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of any Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of such Servicer hereunder; provided that a Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by a Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of a Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the applicable Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. Each Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether each Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07      Trustee to Act as Servicer.

            If any Servicer shall for any reason no longer be a Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of such Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of such Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of such Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If any Servicer shall for any reason no longer be a Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of such Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the related Servicer's interest therein and to have replaced such Servicer as a party to any Subservicing Agreement entered into by such Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that such Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            Each Servicer that is no longer a Servicer hereunder shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Accounts; and Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, each Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, each Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, any Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that a Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer permitting such arrangement shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. A Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The NMC Servicer shall establish and maintain the NMC Servicer Custodial Account. The BAFSB Servicer shall establish and maintain the BAFSB Servicer Custodial Account. The BANA Servicer shall establish and maintain the BANA Servicer Custodial Account. The NMC Servicer shall deposit or cause to be deposited into the NMC Servicer Custodial Account, the BAFSB Servicer shall deposit or cause to be deposited into the BAFSB Servicer Custodial Account and the BANA Servicer shall deposit or cause to be deposited into the BANA Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by such Servicer in respect of Mortgage Loans it services subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off
Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

               (i) all payments on account of principal of such Mortgage Loans, including Principal Prepayments;

               (ii) all payments on account of interest on such Mortgage Loans, net of the Servicing Fee;

               (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

               (iv) any amount required to be deposited by such Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Servicer Custodial Account;

               (v) any amounts required to be deposited by such Servicer pursuant to Section 3.14;

               (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by such Servicer;

               (vii) Periodic Advances made by such Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

               (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Accounts by the Servicers shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicers. If a Servicer shall deposit in the related Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining such Servicer Custodial Account to withdraw such amount from such Servicer Custodial Account, any provision herein to the contrary notwithstanding. Each Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the applicable Servicer or serviced by such Servicer on behalf of others. Notwithstanding such commingling of funds, each Servicer shall keep records that accurately reflect the funds on deposit in the applicable Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. Each Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in a Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

               (i) the aggregate amount remitted by each Servicer to the Trustee pursuant to Section 3.11(a)(viii);

               (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

               (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If a Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a Servicer.

            (d) Each institution at which any Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the NMC Servicer (with respect to the NMC Servicer Custodial
Account),  the BAFSB  Servicer  (with  respect to the BAFSB  Servicer  Custodial
Account), the BANA Servicer (with respect to the BANA Servicer Custodial Account) or the Trustee (with respect to the Certificate Account) in Permitted Investments, which shall mature not later than (i) in the case of any Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain (net of any losses) realized from any such investment of funds on deposit in the NMC Servicer Custodial Account shall be for the benefit of the NMC Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the BAFSB Servicer Custodial Account shall be for the benefit of the BAFSB Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the BANA Servicer Custodial Account shall be for the benefit of the BANA Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the NMC Servicer Custodial Account, the BAFSB Servicer Custodial Account, the BANA Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the NMC Servicer in the NMC Servicer Custodial Account, the BAFSB Servicer in the BAFSB Servicer Custodial Account, the BANA Servicer in the BANA Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) A Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by such Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicers, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of any Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, each Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan serviced by such Servicer which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-11 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. Each Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans serviced by such Servicer, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require any Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the related Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse such Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by such Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the related Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account,
(vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan it services, each Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. Each Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by such Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the related Servicer shall determine that any such payments are made by the Mortgagor. The related Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The related Servicer shall advance any such payments that are not timely paid, but such Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of such Servicer, will be recoverable by such Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            Each Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans serviced by said Servicer and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the applicable Servicer.

            Upon reasonable advance notice in writing, each Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans serviced by such Servicer sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that such Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by such Servicer in providing such reports and access.

            Section 3.11      Permitted   Withdrawals   from  the   Servicer
Custodial Accounts and Certificate Account.

            (a) The NMC Servicer may from time to time make withdrawals from the NMC Servicer Custodial Account, the BAFSB Servicer may from time to time make withdrawals from the BAFSB Servicer Custodial Account and the BANA Servicer may from time to time make withdrawals from the BANA Servicer Custodial Account, for the following purposes:

               (i) to pay to the related Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to
      Section 3.17, and to pay to the related Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the related Servicer Custodial Account;

               (ii) to reimburse the related Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

               (iii) to reimburse the related Servicer for any Nonrecoverable Advance previously made;

               (iv) to reimburse the related Servicer for Insured Expenses from the related Insurance Proceeds;

               (v)to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.06, all amounts received thereon after the date of such purchase;

               (vi) to reimburse the related Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

               (vii) to withdraw any amount deposited in the related Servicer Custodial Account and not required to be deposited therein;

               (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

               (ix) to clear and terminate the related Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Servicer Custodial Account pursuant to clauses (i),
(ii), (iv) and (v). Prior to making any withdrawal from the related Servicer Custodial Account pursuant to clause (iii), each Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

               (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

               (iii) to withdraw and return to the related Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

               (iv)  to  clear  and  terminate  the  Certificate   Account  upon
      termination of the Agreement pursuant to Section 10.01.

            Section 3.12      Maintenance of Hazard Insurance.

            Each Servicer shall cause to be maintained for each Mortgage Loan serviced by such Servicer fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the related Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. Each Servicer shall also maintain on REO Property serviced by such Servicer, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by a Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the related Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by a Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the related Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to such Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, any Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans serviced by such Servicer in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the related Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the related Servicer shall deposit in the related Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the related Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, a Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the related Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the related Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the related Servicer enters such agreement) by the applicable Required Insurance Policies. The related Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section
3.13 by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to a Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the related Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of a Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the related Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. Each Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement may be retained by such Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of any Servicer, the Trustee shall execute and deliver to such Servicer any powers of attorney and other documents prepared by such Servicer that are reasonably necessary or appropriate to enable such Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14      Realization Upon Defaulted  Mortgage Loans; REO
Property.

            (a) Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans serviced by such Servicer as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, each Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy;
provided, however, that any Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the applicable Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans serviced by such Servicer and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, a Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the related Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of any Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the related Servicer shall either itself or through an agent selected by such Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, such Servicer may rent the same, or any part thereof, as such Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. Each Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property serviced by such Servicer that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that a Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the related Servicer Custodial Account no later than the close of business on each Determination Date. Each Servicer shall perform, with respect to the Mortgage Loans serviced by such Servicer, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. Each Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by such Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at such Servicer's expense) or such Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. Each Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan serviced by such Servicer held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by such Servicer have been made. After delivery of such identification, the related Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the related Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the related Servicer for any unreimbursed Periodic Advances and to reimburse the related Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the related Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.17.

            (b) Each Servicer shall promptly notify the Depositor of any Mortgage Loan serviced by such Servicer which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the applicable Mortgage Loan Purchase Agreement the applicable Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the applicable Servicer shall provide to the Trustee the notification required by
Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15      Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the related Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to such Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the related
Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the related Servicer. The Trustee shall at the related Servicer's direction execute and deliver to such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by such Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the related Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the related Servicer. Subject to the further limitations set forth below, the related Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by such Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case the related Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to any Servicer any powers of attorney and other documents prepared by such Servicer that are reasonably necessary or appropriate to enable such Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of such Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the related Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the applicable Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the related Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicers to be Held for the Trustee.

            Each Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan serviced by such Servicer coming into the possession of such Servicer from time to time and shall account fully to the Trustee for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan serviced by such Servicer. The documents constituting the Servicing File shall be held by the related Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, any Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the related Servicer Custodial Account, shall be held by such Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the related Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by such Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that each Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

            Section 3.17      Servicing Compensation.

            Each Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) serviced by such Servicer and included in the Trust Estate to retain or withdraw from the related Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the related Servicer to the extent not required to be deposited in the related Servicer Custodial Account pursuant to Section 3.08(b). Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for each Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans serviced by such Servicer and
(b) one-twelfth of 0.25% of the aggregate Scheduled Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18      Annual Statement as to Compliance.

            Each Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of such Servicer's fiscal year, commencing with its 1999 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19      Annual   Independent   Public    Accountants'
Servicing Statement; Financial Statements.

            Each Servicer shall, at its own expense,  on or before 90 days after the end of such Servicer's fiscal year, commencing with its 1999 fiscal year, cause a firm of independent public accountants (who may also render other services to such Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to such Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20      Advances.

            Each Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If any Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the related Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the related Servicer Custodial Account that any portion of the Amount Held for Future Distribution in such Servicer Custodial Account has been used by such Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by such Servicer by deposit in the related Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. Each Servicer shall be entitled to be reimbursed from the related Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. Each Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by such Servicer on each Servicer Advance Date no later than the related Remittance Date.

            Each Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by such Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the related Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21      Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, each Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan serviced by such Servicer without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) A Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

               (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

               (ii) in such Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

               (iii) otherwise constitutes a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless,  in either case,  (A) such  Mortgage Loan is 90 days or more past due or
(B) such Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, any Servicer may permit a forbearance for a Mortgage Loan serviced by such Servicer which in such Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) Any Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within such Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to such Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by such Servicer, which amount shall be retained by such Servicer as additional servicing compensation.

            (e) Each Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan serviced by such Servicer and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the related Servicer (i) shall deliver to the Trustee a copy thereof and (ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22      Reports  to  the   Securities   and   Exchange
Commission.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, each of the Servicers and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            Section 3.23      Maintenance   of   the   Rounding    Account;
Collections Thereunder.

            On or prior to the Closing Date, the Trustee shall establish a separate account (the "Rounding Account") with respect to Class A-10 Certificates, and Banc of America Securities LLC shall deposit $999.99 in such Rounding Account. The Trustee shall maintain such account to provide, if needed, the applicable Rounding Amount (defined below) on any Distribution Date. If, on any Distribution Date, the Trustee determines that amounts are available out of the Pool Distribution Amount (after giving effect to the last sentence of this paragraph) for distributions of principal on the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Trustee shall withdraw from the Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the earlier of (a) the Senior Credit Support Depletion Date and (b) the date on which any loss is allocated to the Special Retail Certificates, with respect to which the Trustee determines that amounts are available out of the Pool Distribution Amount for distributions of principal on the Special Retail Certificates, the aggregate amount allocable to such Class will be applied first to repay any funds withdrawn from the Rounding Account on prior Distribution Dates which have not been repaid.

            Any amounts withdrawn by the Trustee from the Rounding Account shall be deposited in the Certificate Account for distribution to the Holders of the Special Retail Certificates as described in the preceding paragraph.

            On or promptly after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any loss is allocated to the Special Retail Certificates, the Trustee shall remit to Banc of America Securities LLC any amounts remaining in the Rounding Account.

            Amounts on deposit in the Rounding Account shall not be invested.

            The Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury Regulations, and in that regard (A) such Rounding Account shall be an outside reserve fund and not an asset of the REMIC, (B) such Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by the REMIC to the Rounding Account shall be treated for all federal tax purposes as distributed by the REMIC to Banc of America Securities LLC.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01      Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, each Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to such Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans serviced by the Servicer providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02; provided, however, that distributions of principal to the Special Retail Certificates shall be made as described in Section 5.09.

            None of the Holders of any Class of Certificates, the Depositor, the Servicers or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02      Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicers no later than the related Determination Date, and shall apply such funds from the Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

               (i) to each Class of Senior Certificates (other than the Class A-PO Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-9 Certificates will instead be distributed in reduction of the Class Certificate Balances of the Classes of Certificates specified in Section 5.02(b)(i);

               (ii) concurrently to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO
      Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

               (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3
      Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

               (iv) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class B-1  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

               (v) to the Holder of the Class A-R Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b) (1)On each Distribution Date occurring prior to the Accretion Termination Date, based solely on the information contained in the Servicer's Certificate, the Class A-9 Accrual Distribution Amount will be allocated sequentially as follows:

                  first, to the Class A-7 Certificates, until their Class Certificate Balance has been reduced to zero; and

                  second, to the Class A-9 Certificates, until their Class Certificate Balance has been reduced to zero.

               (i) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first,  to   the   Class  A-R  Certificate,  until  the  Class
      Certificate Balance thereof has been reduced to zero;

                  second, to the Class A-11 Certificates, up to the Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                  third, concurrently:

                        (a)  50.3237201831% to the Class A-1 Certificates;

                        (b)  4.2929251122% to the Class A-2 Certificates; and

                        (c)  45.3833547047% to the Class A-6 Certificates;

      until the Class Certificate Balance of the Class A-1 Certificates has been reduced to zero;

                  fourth, concurrently:

                        (a)  4.2929251122% to the Class A-2 Certificates;

                        (b)  50.3237201831% to the Class A-3 Certificates; and

                        (c)  45.3833547047% to the Class A-6 Certificates;

      until the Class Certificate Balance of the Class A-6 Certificates has been reduced to zero;

                  fifth, concurrently:

                        (a)  4.2929251122% to the Class A-2 Certificates;

                        (b)  50.3237201831% to the Class A-3 Certificates; and

                        (c)  45.3833547047% to the Class A-8 Certificates;

      until the Class Certificate Balances of the Class A-2 and Class A-3 Certificates have been reduced to zero;

                  sixth, concurrently:

                        (a)  54.6166452953% to the Class A-4 Certificates; and

                        (b)  45.3833547047% to the Class A-8 Certificates;

      until the Class Certificate Balance of the Class A-8 Certificates has been reduced to zero;

                  seventh, concurrently:

                        (a)  54.6166452953% to the Class A-4 Certificates;

                        (b)   36.2184143906%   sequentially  to  the  Class  A-7
            Certificates, until the Class Certificate Balance thereof has been reduced to zero, and then to the Class A-9 Certificates; and

                        (c)  9.1649403141% to the Class A-10 Certificates;

      until the Class Certificate Balance of the Class A-4 Certificates has been reduced to zero;

                  eighth, concurrently:

                        (a)  54.6166452953% to the Class A-5 Certificates;

                        (b)   36.2184143906%   sequentially  to  the  Class  A-7
            Certificates, until the Class Certificate Balance thereof has been reduced to zero, and then to the Class A-9 Certificates; and

                        (c)  9.1649403141% to the Class A-10 Certificates;

      until the Class Certificate Balances of the Class A-5, Class A-7, Class A-9 and Class A-10 Certificates have been reduced to zero; and

                  ninth, to the Class A-11 Certificates, until their Class Certificate Balance has been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03      Allocation of Losses.

            (a) On or prior to each Determination Date, each Servicer shall inform the Trustee in writing with respect to each Mortgage Loan serviced by such Servicer: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

               (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

               (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of the Class A-9 Certificates, the Initial Class Certificate Balance, if lower, until the Class Certificate Balances thereof have been reduced to zero, until the Class Certificate Balances thereof have been reduced to zero; and

                  (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of the Class A-9 Certificates, the Initial Class Certificate Balance, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of the Class A-9 Certificates, the Initial Class Certificate Balance, if lower.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            Section 5.04      Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

               (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

               (ii) the amount allocable to interest, the Class A-9 Accrual Distribution Amount, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v)  the  Pool  Stated   Principal   Balance  for  the  following
      Distribution Date;

               (vi)  the  Senior   Percentage,   the  Priority   Percentage  and
      Subordinate Percentage for the following Distribution Date;

               (vii) the amount of the Servicing Fees paid to or retained by the Servicers with respect to such Distribution Date;

               (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

               (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

               (x) the number and aggregate  principal amounts of Mortgage Loans
      (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xii)  the  total  number  and  principal   balance  of  any  REO
      Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

               (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

               (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date; and

               (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and each Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05      Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 1999, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By their acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and each Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicers shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicers shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.06 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            None of the Servicers or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of each Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that each Servicer (or the Servicers, acting collectively) shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicers shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Principal Distributions on the Special Retail Certificates. Prior to the earlier of (1) the Senior Credit Support Depletion Date and (2) the date on which any Realized Loss is allocated to the Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Certificates of such Class and at the request of Living Holders of Certificates of such Class or by mandatory distributions, pursuant to Section 5.09(a) and Section 5.09(d). On and after the earlier of (A) the Senior Credit Support Depletion Date and (B) the date on which any Realized Loss is allocated to the Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made on a pro rata basis pursuant to Section 5.09(e).

            (a) Except as set forth in Section 5.09(e), on each Distribution Date on which principal distributions to the Special Retail Certificates are made, such distributions will be made in the following priority:

               (i)first, to requesting Deceased Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $25,000 for each requesting Deceased Holder; and

               (ii) second, to requesting Living Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

            Thereafter, distributions will be made, with respect to the Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $25,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

            All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in
Section 5.09(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.09(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the Special Retail Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.09(c) using a form required by the Depository.

            Distributions in reduction of the Class Certificate Balance of the Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount allocable to such Class pursuant to
Section 5.02, plus any amounts available for distribution from the Rounding Account established as provided in Section 3.23, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

            To the extent that the portion of the Senior Principal Distribution Amount allocable to the Special Retail Certificates on any Distribution Date exceeds the aggregate Class Certificate Balance of the Special Retail Certificates with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.09(d).

            (b) A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 5.09 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail
Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.09(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.09(a).

            (c) Requests for principal distributions to the Certificate Owner of any Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) in the manner required under the rules and regulations of the Depository's APUT System. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Master Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

            The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Special Retail Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in Section 5.09(a) above, the Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify the Depository as to the portion of the Senior Principal Distribution Amount (together with any amounts available for distribution from the Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.09(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.09. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected Persons.

            Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. If such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, in the manner required under the rules and regulations of the Depository's APUT System, to the Depository to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

            If any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 5.09, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

            (d) If principal distributions to be made to the Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.09(a) above, additional Special Retail Certificates will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The Trustee shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Special Retail Certificates selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

            (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any Realized Loss is allocated to the Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made pro rata among the Certificate Owners of the Certificates of such Class and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by Section 5.09(a) or by mandatory distributions as provided for by Section 5.09(d).

            (f) In the event that Definitive Certificates representing the Special Retail Certificates are issued pursuant to Section 6.02(c)(iii), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 5.09.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-PO, A-R,
B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class A-PO and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile  signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such
Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02      Registration   of  Transfer  and  Exchange  of
Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (2) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (i) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (ii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, (C) after the occurrence of an Event of Default or (D) in the event the Depository is unable to make the pro rata distributions required by Section 5.09(e), Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicers, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, either Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or any Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and each Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or any Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or any Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and each Servicer of an Opinion of Counsel satisfactory to the Trustee and each Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i)Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

               (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

               (v)No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

               (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

               (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by any Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code,  information  needed to  compute  the tax  imposed  under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

               (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g)    [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated,  Destroyed, Lost or Stolen Certificates.  If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicers, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicers, the Trustee, the Certificate Registrar or any agent of the Servicers, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICERS

            Section 7.01 Respective Liabilities of the Depositor and the Servicers. The Depositor and the Servicers shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicers herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of any Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or a Servicer. The Depositor and each Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or any Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or any Servicer shall be a party, or any Person succeeding to the business of the Depositor or any Servicer, shall be the successor of the Depositor or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to a Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicers and Others. None of the Depositor, the Servicers or any of the directors, officers, employees or agents of the Depositor or of any Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicers or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicers and any director, officer, employee or agent of the Depositor or any Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicers and any director, officer, employee or agent of the Depositor or any Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor or any of the Servicers shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or any Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and such Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the related Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicers Not to Resign. Subject to the provisions of Section 7.02, none of the Depositor or the Servicers shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or any Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by a Servicer shall become effective until the Trustee or a successor servicer shall have assumed such Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by any Servicer to deposit amounts in the related Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of any Servicer duly to observe or perform in any material respect any other covenants or agreements of such Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Trustee or the Depositor, or to the Servicers, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against any Servicer, or for the winding up or liquidation of any Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by any Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to substantially all of its property; or any Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of any Servicer to remit any Periodic Advance required to be remitted by such Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the related Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the related Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of such Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the related Servicer, terminate all of the rights and obligations of such Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which such Servicer failed to make. On or after the receipt by a Servicer of such written notice, all authority and power of such Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to
Section 8.05,  and,  without  limitation,  the Trustee is hereby  authorized and empowered to execute and deliver, on behalf of each Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the
Mortgage Loans to it. Each Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of such Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by such Servicer in the related Servicer Custodial Account or thereafter received by such Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of a Servicer pursuant hereto, such Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of any Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of a Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of either Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon such Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to such Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05      Trustee to Act; Appointment of Successor.

            (a) On and after the time a Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to such Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to a Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of a Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of a Servicer as successor to NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A. shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A., as applicable, on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A., as applicable, and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A., as applicable, by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to NationsBanc Mortgage Corporation, Bank of America, FSB or Bank of America, N.A., as applicable, under this Section 8.05(b).

            (c) Any successor, including the Trustee, to a Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as each Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to a Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01      Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicers and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses
      (c), (d) and (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from a Servicer, the Depositor or any Certificateholder; and

               (v)Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02      Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

               (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicers, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicers in respect of the Mortgage Loans or deposited into the Servicer Custodial Accounts, or any other account hereunder (other than the Certificate Account) by a Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicers with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of a Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicers (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of a Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of a Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of a Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicers, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicers and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicers shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicers, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicers may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicers and the Trustee; the Servicers shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicers and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor  Trustee shall accept  appointment  as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicers shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicers fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicers.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the related Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as such Servicer and the Trustee may consider necessary or desirable. If a Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to a Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicers and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any  Authenticating  Agent may at any time resign by giving  written notice of resignation to the Trustee and to the Servicers. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicers. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor
Authenticating Agent, shall give written notice of such appointment to the Servicers and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a)
incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the related Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12      [Reserved]

            Section  9.13  Paying  Agents.  The  Trustee may appoint one or more
Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicers and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicers; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicers, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicers. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicers, a successor Paying Agent, shall give written notice of such appointment to the Servicers and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by a Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

            Section 9.19 Year 2000 Compliance. The Trustee warrants that it will use commercially reasonable efforts to ensure that the computer software and hardware systems ("Systems") that are owned by the Trustee and used to provide the services are 2000 Compliant or will be made 2000 Compliant before December 31, 1999. With respect to software that the Trustee licenses from third parties and uses in providing the services ("Third Party Software"), the Trustee warrants that it has used or will use commercially reasonable efforts to test the same by September 30, 1999 to certify, in accordance with the Trustee's standard practices, that the Third Party Software is 2000 Compliant. If the Trustee cannot certify any Third Party Software as 2000 Compliant, the Trustee will use commercially reasonable efforts to replace such Third Party Software with software that is warranted or certified by its vendor as 2000 Compliant, if such replacement is available, compatible with the Trustee's Systems and deemed by the Trustee as appropriate under the circumstances. In the event that the Trustee uses third party service providers to provide the services or any portion thereof ("Third Party Services"), the Trustee warrants that it has in place a program under which it will use commercially reasonable efforts to contact such service providers and obtain from them assurances that the Systems that they use in providing services are 2000 Compliant. Notwithstanding the foregoing, the Trustee cannot and does not warrant that the Systems, Third Party Software or Third Party Services will continue to interface with the hardware, firmware, software (including operating systems), records or data used by the third parties. As used herein, the term "2000 Compliant" means that the Systems, Third Party Software and Third Party Services will function without material error caused by the introduction of dates falling on or after January 1, 2000.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicers and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon  presentation  and surrender of the  Certificates,  the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining
Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02     Additional Termination Requirements.

            (a) If the Depositor  exercises  its purchase  option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

               (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By their acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicers and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicers and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by any Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders.  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee shall be deemed effective upon receipt) to
(a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the NMC Servicer, NationsBanc Mortgage Corporation, 101 East Main Street, Suite 400, Louisville, Kentucky
40202,  Attention:  Servicing  Manager,  with a copy  to:  NationsBanc  Mortgage
Corporation, 201 North Tryon Street, 14th Floor, Charlotte, North Carolina 28255, Attention: General Counsel and Treasurer, (c) in the case of the BAFSB Servicer, Bank of America, FSB, 10200 Valley View Street, Cypress, California 90630, Attention: Brian Shea, (d) in the case of the BANA Servicer, Bank of America, N.A., 10200 Valley View Street, Cypress, California 90630, Attention:
Brian Shea, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel and Chief Financial Officer, (e) in the case of the Trustee, 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS Group (Fax: (212) 815-5309), (f) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group, and (g) in the case of Fitch, Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicers and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                    By:
                                       -----------------------------------------
                                       Name:  Sharon Joseph
                                       Title: Vice President


                                    NATIONSBANC MORTGAGE CORPORATION,
                                       as Servicer


                                    By:
                                       -----------------------------------------
                                       Name:  Robert J. Debenedet
                                       Title: Vice President


                                    BANK OF AMERICA, FSB,
                                       as Servicer


                                    By:
                                       -----------------------------------------
                                       Name:  Arthur D. Ringwald
                                       Title: Group Executive Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer


                                    By:
                                       -----------------------------------------
                                       Name:  Nicholas Krsnich
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee


                                    By:
                                       -----------------------------------------
                                       Name:  Kelly Sheahan
                                       Title: Assistant Vice President

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF NEW YORK      )


            On the 23rd day of September, 1999, before me, a notary public in and for the State of New York, personally appeared Kelly Sheahan, known to me who, being by me duly sworn, did depose and say that she is an Assistant Vice President of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 23rd day of September, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. Debenedet, known to me who, being by me duly sworn, did depose and say that he is a Vice President of NationsBanc Mortgage Corporation, a Texas corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )           ss.:
COUNTY OF MECKLENBURG   )


            On the 23rd day of September, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Arthur D. Ringwald, known to me who, being by me duly sworn, did depose and say that he is a Group Executive Vice President of Bank of America, FSB, a federal savings bank, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 23rd day of September, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Sharon Joseph, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 23rd day of September, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Nicholas Krsnich, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $102,246,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 JS 2

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $10,000,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 JT 0

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $14,978,780.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 JU 7

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $13,004,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 JV 5

      This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-5

                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $21,200,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 JW 3

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-6

                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $98,531,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 JX 1

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-7

                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $10,111,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 JY 9

      This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-8

                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $10,848,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 JZ 6

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-9

                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-9

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $9,648,220.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KA 9

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-10

                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                   Class A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                   Class A-10

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,000,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KB 7

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-11

                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                   Class A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                   Class A-11

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $35,000,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KC 5

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,691,389.00

CUSIP No.:                    060506 KD 3

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CLASS  A-R  CERTIFICATE  MAY NOT BE  PURCHASED  BY OR  TRANSFERRED  TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $100.00

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KE 1

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any   distribution  of  the  proceeds  of  any  remaining  assets  of  the
Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicers, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $9,301,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KF 8

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,626,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KG 6

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,401,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KH 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,051,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KJ 0

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $701,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KK 7

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 1999-11
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 September 1, 1999

First Distribution Date:      October 25, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $700,353.28

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 KL 5

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 23, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer (collectively with NationsBanc Mortgage Corporation and Bank of America, FSB, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing
Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class A-10 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in Section 5.09 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicers, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicers, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any  term  used  herein  that is  defined  in the  Pooling  and  Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________ ___, ___

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By _________________________________________
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By _________________________________________
                                          Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    ____________________________________________
                                    Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ___________________, account number ________________________, or, if mailed by check, to Applicable statements should be mailed to ___________
_______________

      This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT D-1

                          BAFSB MORTGAGE LOAN SCHEDULE


Bank of America, FSB
Settlement 09/23/1999                                   Loan Schedule

Loan#         ST   Zip    Occ         Prop      Term     OLTV    Int Rate   FPayDT      MatDT        PANDI     PTDate      Orig Bal
-----------------------------------------------------------------------------------------------------------------------------------
5000095769    CA   94502  Primary     SFR        360     80.0      7.750     9/1/1999    8/1/2029     2269.6    9/1/1999    316800
5000125830    CA   92657  Primary     PUD        360     49.4      7.250     9/1/1999    8/1/2029    3888.41    9/1/1999    570000
5000469790    OR   97229  Primary     PUD        360     80.0      8.000     8/1/1999    7/1/2029    3169.87    9/1/1999    432000
5000500081    AZ   85374  Primary     SFR        360     74.4      7.875     8/1/1999    7/1/2029    1819.93    9/1/1999    251000
5000568559    WA   98119  Primary     SFR        360     80.0      7.875     8/1/1999    7/1/2029    2723.37    9/1/1999    375600
5000582394    CA   94025  Primary     SFR        360     29.8      7.625     9/1/1999    8/1/2029    2477.28    9/1/1999    350000
5000719657    CA   94110  Primary     2-Family   360     90.0      7.875     8/1/1999    7/1/2029    2747.29    9/1/1999    378900
5000838747    CA   92675  Primary     PUD        360     48.0      8.250     8/1/1999    7/1/2029     4507.6    9/1/1999    600000
6002538152    WA   98144  Primary     SFR        360     60.5      7.875     9/1/1999    8/1/2029    1798.18    9/1/1999    248000
6091861044    CA   94062  Primary     SFR        360     74.3      7.500     9/1/1999    8/1/2029     4544.9    9/1/1999    650000
6116326601    CA   92673  Primary     PUD        360     70.7      7.375     9/1/1999    8/1/2029    1830.29    9/1/1999    265000
6182329257    CA   92692  Primary     PUD        360     80.0      7.250     9/1/1999    8/1/2029    2675.86    9/1/1999    392252
6413601540    WA   98177  Primary     SFR        360     80.0      7.500     9/1/1999    8/1/2029    3971.54    9/1/1999    568000
6485296005    CA   95746  Primary     SFR        360     66.4      7.125     7/1/1999    6/1/2029    2593.82    9/1/1999    385000
6551629691    AZ   85301  Investor    SFR        360     74.0      7.875     8/1/1999    7/1/2029      514.8    9/1/1999     71000
6597806188    CA   93117  Primary     SFR        360     80.0      7.875     8/1/1999    7/1/2029    2175.21    9/1/1999    300000
6616510084    NM   87501  Secondary   Condo      360     80.0      8.000     9/1/1999    8/1/2029     2142.6    9/1/1999    292000
6633519308    CA   92109  Primary     SFR        360     90.0      8.250     8/1/1999    7/1/2029    2210.61    9/1/1999    294250
66629071      AZ   85308  Primary     PUD        360     95.0      7.875     9/1/1999    8/1/2029    1996.84    9/1/1999    275400
6699471337    CA   92679  Primary     PUD        360     75.0      7.875     8/1/1999    7/1/2029    1903.31    9/1/1999    262500
6803195756    CA   92677  Primary     PUD        360     73.7      7.875     8/1/1999    7/1/2029     2030.2    9/1/1999    280000
6806073307    CO   80220  Primary     PUD        360     80.0      7.875     9/1/1999    8/1/2029    2139.76    9/1/1999    295110
6900794444    TX   77494  Primary     PUD        360     77.2      7.000     9/1/1999    8/1/2029    2029.18    9/1/1999    305000
6979593479    CA   92253  Primary     PUD        360     80.0      7.875     8/1/1999    7/1/2029    2915.87    9/1/1999    402150
6282559704    CA   91302  Primary     SFR        360     80.0      7.375    10/1/1999    9/1/2029    2845.59    9/1/1999    412000
6585985135    CA   92315  Secondary   SFR        360     80.0      7.875    10/1/1999    9/1/2029    2233.22    9/1/1999    308000
66187605      TX   77835  Primary     SFR        360     73.1      7.875    10/1/1999    9/1/2029    3683.36    9/1/1999    508000
6701034271    CA   91107  Primary     SFR        360     79.6      7.875    10/1/1999    9/1/2029    2355.68    9/1/1999    324890
5000005602    NY   11378  Primary     SFR        360     90.0      8.375     8/1/1999    7/1/2029    2189.01    9/1/1999    288000
5000074178    MA    1833  Primary     SFR        360     75.4      7.750    10/1/1999    9/1/2029     1998.8    9/1/1999    279000
5000076504    MA    1748  Primary     SFR        360     74.6      8.125     9/1/1999    8/1/2029    2784.37    9/1/1999    375000
5000139781    MA    1886  Primary     SFR        360     90.0      8.000     9/1/1999    8/1/2029    2053.81    9/1/1999    279900
5000223601    FL   33647  Primary     PUD        360     61.0      8.125     9/1/1999    8/1/2029    2821.49    9/1/1999    380000
5000291855    TX   77382  Primary     PUD        360     90.0      7.750     9/1/1999    8/1/2029    1981.22    9/1/1999    276547
5000361195    MA    1742  Primary     SFR        360     80.0      7.875     8/1/1999    7/1/2029    3683.36    9/1/1999    508000
5000372382    NJ    7731  Primary     PUD        360     90.0      7.875     8/1/1999    7/1/2029    1957.69    9/1/1999    270000
5000375625    NY   10605  Primary     SFR        360     76.9      7.625     9/1/1999    8/1/2029    4246.77    9/1/1999    600000
5000554112    MA    2459  Primary     Condo      360     88.2      7.875     9/1/1999    8/1/2029    1848.93    9/1/1999    255000
5000685577    NY   11570  Primary     SFR        360     80.0      8.125     9/1/1999    8/1/2029     2346.3    9/1/1999    316000
5000685957    CT    6412  Primary     SFR        360     66.7      7.750     9/1/1999    8/1/2029    2149.24    9/1/1999    300000
5000723451    PA   19312  Primary     SFR        360     80.0      6.875     9/1/1999    8/1/2029    3416.03    9/1/1999    520000
5000738301    MN   55331  Primary     SFR        360     80.0      7.875     8/1/1999    7/1/2029    3384.63    9/1/1999    466800
6003078968    CA   94611  Primary     SFR        360     80.0      7.500     9/1/1999    8/1/2029    3244.36    9/1/1999    464000
6022659293    CA   92648  Primary     PUD        360     90.0      7.500     9/1/1999    8/1/2029    2391.32    9/1/1999    342000
6055073222    VA   20120  Primary     PUD        360     80.0      7.500     9/1/1999    8/1/2029     2321.4    9/1/1999    332000
6115736537    NJ    7059  Primary     SFR        360     80.0      7.750     9/1/1999    8/1/2029       2069    9/1/1999    288800
6123245752    NY   11223  Primary     SFR        360     80.0      7.375     9/1/1999    8/1/2029    4005.92    9/1/1999    580000
6219070718    IL   60525  Primary     SFR        360     72.8      7.875     8/1/1999    7/1/2029    2244.09    9/1/1999    309500
6279185117    NC   27712  Primary     PUD        360     79.8      7.375     9/1/1999    8/1/2029    1885.24    9/1/1999    272955
6287724345    NY   11743  Primary     SFR        360     90.0      8.000     9/1/1999    8/1/2029     2707.6    9/1/1999    369000
6320652685    CA   93306  Primary     SFR        360     40.8      7.500     9/1/1999    8/1/2029    3279.32    9/1/1999    469000
6337859075    NY   11803  Primary     SFR        360     76.9      7.875     9/1/1999    8/1/2029    1885.19    9/1/1999    260000
6444308818    CO   80126  Primary     PUD        360     80.0      7.125    10/1/1999    9/1/2029    2003.34    9/1/1999    297355
64919668      NJ    7920  Primary     PUD        360     44.0      7.250     9/1/1999    8/1/2029    2114.75    9/1/1999    310000
64921905      NJ    8812  Primary     SFR        360     55.2      7.875     9/1/1999    8/1/2029    2320.23    9/1/1999    320000
6536235234    MI   48306  Primary     PUD        360     68.6      8.000     8/1/1999    7/1/2029    4402.59    9/1/1999    600000
65721586      MI   48158  Primary     SFR        360     80.0      8.000     9/1/1999    8/1/2029    1943.01    9/1/1999    264800
6573537054    NY   11787  Primary     SFR        360     74.3      7.625     9/1/1999    8/1/2029    1840.27    9/1/1999    260000
65745116      NY   11747  Primary     SFR        360     80.0      8.000     8/1/1999    7/1/2029    1995.84    9/1/1999    272000
6576376328    CA   94024  Primary     SFR        360     80.0      7.875     9/1/1999    8/1/2029       4159    9/1/1999    573600
6592850108    MI   49127  Primary     Condo      360     70.3      8.000     8/1/1999    7/1/2029    1959.15    9/1/1999    267000
6604595303    NY   10301  Primary     SFR        360     90.0      7.125     9/1/1999    8/1/2029    2152.54    9/1/1999    319500
6629099067    NV   89449  Primary     PUD        360     75.0      8.000    10/1/1999    9/1/2029     1871.1    9/1/1999    255000
6644733153    MN   55347  Primary     SFR        360     57.8      7.125     9/1/1999    8/1/2029    1839.26    9/1/1999    273000
66951933      NY   10069  Primary     Condo      360     80.0      7.875     8/1/1999    7/1/2029     2001.2    9/1/1999    276000
6701893072    MA    1741  Primary     SFR        360     55.4      8.125     9/1/1999    8/1/2029    3341.24    9/1/1999    450000
6703851359    NY   11234  Primary     SFR        360     90.0      7.750     9/1/1999    8/1/2029     1998.8    9/1/1999    279000
6738941316    OH   45373  Primary     SFR        360     85.4      7.250     7/1/1999    6/1/2029     2388.3    9/1/1999    350100
6812940580    MA    1748  Primary     SFR        360     80.0      7.125     8/1/1999    7/1/2029    2253.59    9/1/1999    334500
6848174931    CA   90272  Primary     SFR        360     39.9      7.750     9/1/1999    8/1/2029    3223.86    9/1/1999    450000
6887114574    NJ    8801  Primary     SFR        360     85.0      7.375     9/1/1999    8/1/2029    2567.24    9/1/1999    371700
6913878101    NY   10301  Primary     Condo      360     94.8      8.125     9/1/1999    8/1/2029    1964.65    9/1/1999    264600
6916696211    NY   11570  Primary     SFR        360     90.0      7.375     9/1/1999    8/1/2029    2175.63    9/1/1999    315000
6936825915    MA    2038  Primary     SFR        360     80.0      7.375     9/1/1999    8/1/2029    2113.47    9/1/1999    306000
6939743578    MA    2043  Primary     SFR        360     61.3      7.500     9/1/1999    8/1/2029     2230.5    9/1/1999    319000
6944448387    CA   91321  Primary     SFR        360     53.2      7.250     8/1/1999    7/1/2029    3630.55    9/1/1999    532200
6987586911    NY   10536  Primary     SFR        360     90.0      8.000     8/1/1999    7/1/2029     2377.4    9/1/1999    324000
5000138833    RI    2865  Primary     SFR        360     90.0      7.750    10/1/1999    9/1/2029    1811.81    9/1/1999    252900
5000358894    MA    1720  Primary     SFR        360     77.8      7.875    10/1/1999    9/1/2029    2030.92    9/1/1999    280100
6011819387    CA   92260  Primary     SFR        360     79.7      8.125    10/1/1999    9/1/2029    3697.64    9/1/1999    498000
6046643166    OH   44120  Primary     SFR        360     63.6      7.000    10/1/1999    9/1/2029    2328.56    9/1/1999    350000
6061828981    CT    6880  Primary     SFR        360     52.7      6.875    10/1/1999    9/1/2029    3613.11    9/1/1999    550000
6203122186    GA   30253  Primary     PUD        360     89.2      6.875    10/1/1999    9/1/2029    2108.75    9/1/1999    321000
6257707825    MI   48307  Primary     PUD        360     80.0      7.500    10/1/1999    9/1/2029    2299.02    9/1/1999    328800
6286541898    CA   94010  Primary     SFR        360     66.1      7.125    10/1/1999    9/1/2029    2694.88    9/1/1999    400000
6346911370    NJ    7936  Primary     SFR        360     56.1      7.750    10/1/1999    9/1/2029    2149.24    9/1/1999    300000
6358464870    NY   11040  Primary     SFR        360     80.0      7.750    10/1/1999    9/1/2029    2579.09    9/1/1999    360000
6366561212    MA    1568  Primary     SFR        360     95.0      8.375    10/1/1999    9/1/2029    2057.18    9/1/1999    270655
6422077187    NJ    7042  Primary     SFR        360     72.4      8.500    10/1/1999    9/1/2029    2515.51    9/1/1999    327150
6465544267    NJ    7041  Primary     SFR        360     65.0      8.250    10/1/1999    9/1/2029     1953.3    9/1/1999    260000
64918963      NJ    8807  Primary     SFR        360     84.7      7.250    10/1/1999    9/1/2029    1705.45    9/1/1999    250000
6516647218    MI   48006  Primary     SFR        360     95.0      8.250    10/1/1999    9/1/2029    1855.63    9/1/1999    247000
66750016      PA   19382  Primary     PUD        360     80.0      7.625    10/1/1999    9/1/2029    2747.31    9/1/1999    388150
6783340083    CA   95121  Primary     PUD        360     80.0      7.750    10/1/1999    9/1/2029    2206.56    9/1/1999    308000
6811222949    MA    2467  Primary     SFR        360     80.0      7.875    10/1/1999    9/1/2029    1856.18    9/1/1999    256000
6967627792    NJ    7740  Primary     SFR        360     95.0      8.250    10/1/1999    9/1/2029    2248.17    9/1/1999    299250

Loan#          Act Bal        Sch UPB       Purp       Doc       Appraisal   RTerm    CLTV
--------------------------------------------------------------------------------------------
5000095769         316800        316576.4   PURCH      RAPD         396000     359    80.0
5000125830         570000       569555.34   PURCH      RAPD        1175000     359    49.4
5000469790      431710.13       431418.33   PURCH      RAPD         540000     358    79.9
5000500081      250827.26       250653.38   PURCH      RAPD         338000     358    74.3
5000568559      375081.32       375081.32   PURCH      FULL         470000     358    79.9
5000582394         350000       349746.68   PURCH      RAPD        1175000     359    29.8
5000719657      378639.24       378376.77   PURCH      RAPD         421000     358    89.9
5000838747      599232.17       599232.17   R/T REFI   RAPD        1250000     358    47.9
6002538152      247829.32       247829.32   C/O REFI   FULL         410000     359    60.4
6091861044       649517.6        649517.6   PURCH      RAPD         875000     359    74.2
6116326601         265000       264798.36   R/T REFI   RAPD         375000     359    70.7
6182329257      391621.86       391621.86   PURCH      RAPD         492000     359    79.9
6413601540         568000       567578.46   PURCH      RAPD         710000     359    80.0
6485296005      384070.86       384070.86   R/T REFI   RAPD         580000     357    66.2
6551629691       70951.14        70901.96   R/T REFI   FULL          96000     358    73.9
6597806188      299585.73       299585.73   R/T REFI   RAPD         375000     358    79.9
6616510084      291804.07       291804.07   PURCH      RAPD         365000     359    79.9
6633519308      294062.36       293873.43   PURCH      RAPD         327000     358    89.9
66629071           275400       275210.47   PURCH      RAPD         290000     359    95.0
6699471337      262318.67       262136.83   C/O REFI   RAPD         350000     358    74.9
6803195756       279787.5       279593.41   R/T REFI   FULL         380000     358    73.6
6806073307         295110        294906.9   PURCH      RAPD         370000     359    80.0
6900794444         305000       304749.99   PURCH      FULL         400000     359    77.2
6979593479      401594.66       401594.66   PURCH      RAPD         505000     358    79.9
6282559704         412000          412000   PURCH      RAPD         515000     360    80.0
6585985135         308000          308000   PURCH      RAPD         385000     360    80.0
66187605           508000          508000   R/T REFI   FULL         695000     360    73.1
6701034271         324890          324890   R/T REFI   FULL         408000     360    79.6
5000005602      287820.99       287640.73   PURCH      FULL         320000     358    89.9
5000074178         279000          279000   PURCH      RAPD         370000     360    75.4
5000076504         375000       374754.69   PURCH      RAPD         505000     359    74.6
5000139781      279712.19       279712.19   PURCH      RAPD         311000     359    89.9
5000223601         380000       379751.43   PURCH      RAPD         625000     359    61.0
5000291855         276547       276351.81   PURCH      RAPD         308000     359    90.0
5000361195      507650.39       507298.49   PURCH      RAPD         640000     358    79.9
5000372382      269627.16       269627.16   PURCH      FULL         302000     358    89.9
5000375625         600000       599565.73   PURCH      RAPD         780000     359    76.9
5000554112      254824.51       254824.51   PURCH      RAPD         289000     359    88.2
5000685577         316000       315793.28   PURCH      FULL         395000     359    80.0
5000685957         300000       299788.26   C/O REFI   FULL         450000     359    66.7
5000723451         520000       519563.14   PURCH      RAPD         655000     359    80.0
5000738301      466478.75       466155.39   PURCH      RAPD         585000     358    79.9
6003078968         464000       463655.64   PURCH      RAPD         580000     359    80.0
6022659293         342000       341746.18   PURCH      RAPD         387000     359    90.0
6055073222         332000        331753.6   PURCH      RAPD         415000     359    80.0
6115736537         288800       288596.17   PURCH      RAPD         370000     359    80.0
6123245752         580000       579558.66   PURCH      FULL         725000     359    80.0
6219070718      309281.09       309066.66   C/O REFI   FULL         425000     358    72.8
6279185117         272955        272747.3   R/T REFI   RAPD         342000     359    79.8
6287724345         369000        368752.4   PURCH      RAPD         410000     359    90.0
6320652685         469000       468651.93   R/T REFI   RAPD        1150000     359    40.8
6337859075         260000       259821.06   PURCH      FULL         338000     359    76.9
6444308818         297355          297355   PURCH      RAPD         373000     360    80.0
64919668           310000       309758.17   PURCH      RAPD         720000     359    44.0
64921905           320000       319779.77   PURCH      RAPD         580000     359    55.2
6536235234      599192.14       599192.14   PURCH      RAPD         880000     358    68.5
65721586        264622.32       264622.32   R/T REFI   RAPD         331000     359    79.9
6573537054      259811.81       259811.81   PURCH      RAPD         355000     359    74.2
65745116        271817.49       271633.77   PURCH      FULL         356000     358    79.9
6576376328         573600       573205.25   PURCH      RAPD         717000     359    80.0
6592850108      266540.51       266540.51   PURCH      RAPD         380000     358    70.1
6604595303         319500       319244.49   PURCH      FULL         355000     359    90.0
6629099067         255000          255000   C/O REFI   FULL         340000     360    75.0
6644733153         273000       272781.68   PURCH      RAPD         472000     359    57.8
66951933        275810.05       275618.85   PURCH      FULL         350000     358    79.9
6701893072         450000       449705.64   C/O REFI   FULL         812000     359    55.4
6703851359       278676.1        278676.1   PURCH      FULL         315000     359    89.9
6738941316       349275.7        349275.7   R/T REFI   RAPD         410000     357    85.2
6812940580       334232.5       333963.42   PURCH      RAPD         419000     358    79.9
6848174931         450000       449682.39   PURCH      RAPD        1130000     359    39.9
6887114574         371700       371417.17   PURCH      FULL         468000     359    85.0
6913878101      264426.91       264426.91   PURCH      RAPD         279000     359    94.8
6916696211      314760.31       314760.31   PURCH      RAPD         350000     359    89.9
6936825915      305767.15       305767.15   PURCH      FULL         384000     359    79.9
6939743578      318763.25       318763.25   PURCH      RAPD         520000     359    61.3
6944448387      531784.83       531367.15   C/O REFI   RAPD        1000000     358    53.2
6987586911       323782.6       323563.75   PURCH      RAPD         360000     358    89.9
5000138833         252900          252900   PURCH      RAPD         281000     360    90.0
5000358894         280100          280100   PURCH      RAPD         362000     360    77.8
6011819387         498000          498000   R/T REFI   FULL         625000     360    79.7
6046643166         350000          350000   PURCH      RAPD         555000     360    63.6
6061828981         550000          550000   PURCH      RAPD        1100000     360    52.7
6203122186         321000          321000   R/T REFI   FULL         360000     360    89.2
6257707825         328800          328800   PURCH      RAPD         412500     360    80.0
6286541898         400000          400000   PURCH      RAPD         605000     360    66.1
6346911370         300000          300000   PURCH      RAPD         535000     360    56.1
6358464870         360000          360000   PURCH      FULL         450000     360    80.0
6366561212         270655          270655   PURCH      FULL         290000     360    95.0
6422077187         327150          327150   PURCH      RAPD         475000     360    72.4
6465544267         260000          260000   PURCH      RAPD         409000     360    65.0
64918963           250000          250000   PURCH      FULL         295000     360    84.7
6516647218         247000          247000   PURCH      FULL         278000     360    95.0
66750016           388150          388150   PURCH      RAPD         490000     360    80.0
6783340083         308000          308000   PURCH      FULL         385000     360    80.0
6811222949         256000          256000   PURCH      RAPD         320000     360    80.0
6967627792         299250          299250   PURCH      FULL         315000     360    95.0


            Loan Count                 96
            Sch UPB        $33,720,494.41
            WAC                     7.690
            WAM                       359

                                   EXHIBIT D-2

                           NMC MORTGAGE LOAN SCHEDULE


NationsBanc Mortgage Corporation
Settlement 09/23/1999                                    Loan Schedule

Loan#      ST   Zip     Occ        Prop     Term     OLTV    Int Rate   FPayDT       MatDT        PANDI      PTDate       Orig Bal
----------------------------------------------------------------------------------------------------------------------------------
22204176   TX   78746   Primary    SFR       360     69.9      7.625     8/1/1999     7/1/2029    4600.66     9/1/1999     650000
22457766   GA   30252   Primary    SFR       360     91.1      7.625     9/1/1999     8/1/2029    1867.59     9/1/1999     263860
22486971   AZ   85234   Primary    SFR       360     90.0      8.000    12/1/1998    11/1/2028    1841.75     9/1/1999     251000
22530299   CO   81505   Primary    SFR       360     55.1      7.500     9/1/1999     8/1/2029    2247.97     9/1/1999     321500
22545347   PA   19380   Primary    SFR       360     80.0      7.750     8/1/1999     7/1/2029    2419.68     9/1/1999     337750
22631360   TX   78759   Primary    PUD       360     80.0      7.125     8/1/1999     7/1/2029    1894.72     9/1/1999     281233
22649651   CO   81623   Primary    SFR       360     72.8      6.875     4/1/1999     3/1/2029    2772.24     9/1/1999     422000
22649719   CO   80918   Primary    PUD       360     90.0      7.875     8/1/1999     7/1/2029    1875.75     9/1/1999     258700
22709083   MD   21771   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2560.52     9/1/1999     366200
22719132   TX   77024   Primary    SFR       360     52.0      6.875     4/1/1999     3/1/2029    4270.04     9/1/1999     650000
22724637   CO   80132   Primary    PUD       360     90.0      7.125     8/1/1999     7/1/2029    2343.19     9/1/1999     347800
22828107   TX   77025   Primary    SFR       360     65.6      7.500     9/1/1999     8/1/2029    2087.16     9/1/1999     298500
22880538   CO   80026   Primary    PUD       360     80.0      7.375     9/1/1999     8/1/2029    1734.15     9/1/1999     251080
22888218   IL   60610   Primary    Condo     360     90.0      7.625     8/1/1999     7/1/2029    2309.18     9/1/1999     326250
22898696   GA   30080   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029    1752.49     9/1/1999     241700
22905681   CO   80465   Primary    PUD       360     80.0      6.750     9/1/1999     8/1/2029    2750.06     9/1/1999     424000
22958995   VA   20155   Primary    PUD       360     80.0      7.000     6/1/1999     5/1/2029    1143.79     9/1/1999     171920
22959985   CO   80528   Primary    PUD       360     78.0      7.625     9/1/1999     8/1/2029    2502.76     9/1/1999     353600
22961205   NM   87401   Primary    SFR       360     87.9      7.375     9/1/1999     8/1/2029    2578.99     9/1/1999     373400
22988893   CA   94901   Primary    SFR       360     70.0      7.375     4/1/1999     3/1/2029    1961.52     9/1/1999     284000
23013766   CA   92024   Primary    PUD       360     80.0      7.500     8/1/1999     7/1/2029    2072.48     9/1/1999     296400
23014459   PA   18015   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    1889.29     9/1/1999     276950
23020076   UT   84098   Primary    SFR       360     78.4      7.750     9/1/1999     8/1/2029    2301.83     9/1/1999     321300
23027998   NC   28226   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    2078.08     9/1/1999     293600
23040074   VA   22101   Primary    PUD       360     79.8      7.125     8/1/1999     7/1/2029     3314.7     9/1/1999     492000
23042591   VA   20171   Primary    PUD       360     80.0      7.250     8/1/1999     7/1/2029    1899.18     9/1/1999     278400
23051881   MD   21797   Primary    SFR       360     72.3      7.250     8/1/1999     7/1/2029    2046.53     9/1/1999     300000
23054463   TX   78746   Primary    SFR       360     40.0      7.250     9/1/1999     8/1/2029    2182.96     9/1/1999     320000
23057839   IN   46236   Primary    PUD       360     80.0      7.125     8/1/1999     7/1/2029    2101.46     9/1/1999     311920
23062110   AR   72301   Primary    SFR       360     54.3      6.875     9/1/1999     8/1/2029    1872.25     9/1/1999     285000
23066749   TX   78749   Primary    PUD       360     80.0      7.875     8/1/1999     7/1/2029     1170.8     9/1/1999     161474
23066939   MN   55105   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    1854.84     9/1/1999     271900
23067119   MN   55102   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    2090.19     9/1/1999     306400
23071442   KS   66224   Primary    SFR       360     69.1      7.375     9/1/1999     8/1/2029    4489.39     9/1/1999     650000
23074438   WA   98038   Primary    PUD       360     80.0      7.750     9/1/1999     8/1/2029    1885.24     9/1/1999     263150
23078827   CO   80210   Primary    SFR       360     80.0      7.125     8/1/1999     7/1/2029    3503.34     9/1/1999     520000
23079486   OK   74331   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    3356.23     9/1/1999     480000
23080435   VA   22204   Primary    SFR       360     80.0      7.125     8/1/1999     7/1/2029     1266.6     9/1/1999     188000
23081896   IL   60546   Primary    SFR       360     77.0      7.250     8/1/1999     7/1/2029     2319.4     9/1/1999     340000
23087422   MA    1778   Primary    SFR       360     52.6      7.250     8/1/1999     7/1/2029    4093.06     9/1/1999     600000
23087463   PA   19010   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    2046.53     9/1/1999     300000
23087869   CO   80302   Primary    SFR       360     80.0      7.000    10/1/1999     9/1/2029    2001.23     9/1/1999     300800
23088578   CO   80304   Primary    SFR       360     79.9      6.875     8/1/1999     7/1/2029    2509.47     9/1/1999     382000
23089493   CO   80209   Primary    PUD       360     89.9      7.375     8/1/1999     7/1/2029    2377.99     9/1/1999     344300
23089824   CO   80026   Primary    SFR       360     79.9      7.250     9/1/1999     8/1/2029    1909.41     9/1/1999     279900
23090889   MA    2461   Primary    SFR       360     84.8      7.375     8/1/1999     7/1/2029     2548.6     9/1/1999     369000
23091085   NC   27616   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029      955.9     9/1/1999     138400
23093347   TN   38125   Primary    PUD       360     73.8      7.125     8/1/1999     7/1/2029    4298.32     9/1/1999     638000
23094352   TX   77068   Primary    PUD       360     80.0      7.750     8/1/1999     7/1/2029    1948.64     9/1/1999     272000
23096431   CA   92677   Primary    PUD       360     80.0      7.125     9/1/1999     8/1/2029    1982.08     9/1/1999     294200
23096589   NE   68118   Primary    PUD       360     78.3      7.625     8/1/1999     7/1/2029    2548.06     9/1/1999     360000
23097017   PA   19087   Primary    SFR       360     75.0      7.375     8/1/1999     7/1/2029    1890.73     9/1/1999     273750
23097892   CA   90266   Primary    SFR       360     80.0      7.125     9/1/1999     8/1/2029    2689.48     9/1/1999     399200
23098643   MN   55123   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029    2027.13     9/1/1999     293500
23098700   VA   22182   Primary    SFR       360     77.3      7.125     8/1/1999     7/1/2029    4379.17     9/1/1999     650000
23099849   NC   28031   Primary    PUD       360     80.0      7.875     8/1/1999     7/1/2029    1914.19     9/1/1999     264000
23100126   GA   30024   Primary    PUD       360     80.0      6.875     9/1/1999     8/1/2029    1787.17     9/1/1999     272050
23100928   VA   22015   Primary    PUD       360     80.0      7.250     8/1/1999     7/1/2029    1839.15     9/1/1999     269600
23101876   SC   29902   Primary    SFR       360     65.1      7.375     9/1/1999     8/1/2029    2072.03     9/1/1999     300000
23102072   NC   28207   Primary    SFR       360     60.6      7.125     8/1/1999     7/1/2029    2694.87     9/1/1999     400000
23102502   CA   93063   Primary    PUD       360     62.5      7.500     8/1/1999     7/1/2029    2027.73     9/1/1999     290000
23104300   CA   91384   Primary    PUD       360     80.0      8.625     9/1/1999     8/1/2029    2170.04     9/1/1999     279000
23104466   CA   93063   Primary    PUD       360     69.9      7.500     8/1/1999     7/1/2029    2167.57     9/1/1999     310000
23105141   SC   29205   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2601.08     9/1/1999     372000
23105299   WA   98144   Primary    SFR       360     60.0      7.000     7/1/1999     6/1/2029    2794.28     9/1/1999     420000
23106032   OK   73099   Primary    SFR       360     73.7      7.625     9/1/1999     8/1/2029    2609.28     9/1/1999     368650
23108376   CO   80439   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    2278.47     9/1/1999     334000
23108392   NC   28105   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    2010.13     9/1/1999     284000
23108566   FL   34242   Primary    SFR       360     70.0      7.625     8/1/1999     7/1/2029    4954.56     9/1/1999     700000
23108855   NC   28078   Primary    PUD       360     90.0      7.375     9/1/1999     8/1/2029    1740.51     9/1/1999     252000
23109440   TX   77381   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029    2175.21     9/1/1999     300000
23111925   TX   77027   Primary    PUD       360     80.0      7.375     9/1/1999     8/1/2029    3591.51     9/1/1999     520000
23113087   CA   92620   Primary    PUD       360     80.0      7.250     8/1/1999     7/1/2029    2392.39     9/1/1999     350700
23113244   TX   75093   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029    2286.83     9/1/1999     331100
23113343   WA   98026   Primary    SFR       360     74.9      7.250     8/1/1999     7/1/2029     2024.7     9/1/1999     296800
23113400   WA   98026   Primary    PUD       360     73.8      7.250     8/1/1999     7/1/2029     3322.2     9/1/1999     487000
23113582   CO   80401   Primary    SFR       360     74.1      7.750     8/1/1999     7/1/2029    2865.65     9/1/1999     400000
23114184   MA    2445   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    3146.49     9/1/1999     439200
23114259   MD   21771   Primary    PUD       360     80.0      7.500     8/1/1999     7/1/2029     1957.8     9/1/1999     280000
23114358   CA   95138   Primary    PUD       360     70.4      7.500     8/1/1999     7/1/2029    4544.89     9/1/1999     650000
23116015   GA   30126   Primary    PUD       360     75.3      7.375     9/1/1999     8/1/2029    2210.16     9/1/1999     320000
23117823   IL   60093   Primary    SFR       360     35.0      7.500     8/1/1999     7/1/2029    3146.47     9/1/1999     450000
23119035   KY   42303   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    2040.57     9/1/1999     288300
23119738   OH   45243   Primary    SFR       360     52.2      7.625     8/1/1999     7/1/2029    2477.28     9/1/1999     350000
23120967   CO   80516   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029    1822.83     9/1/1999     263920
23122534   CO   80304   Primary    SFR       360     41.9      7.500     9/1/1999     8/1/2029    1992.77     9/1/1999     285000
23123847   MN   55409   Primary    SFR       360     76.1      7.500     9/1/1999     8/1/2029    2447.26     9/1/1999     350000
23124076   MD   20707   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    1131.05     9/1/1999     165800
23125065   CO   80926   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029    2005.73     9/1/1999     290400
23125123   CA   94019   Primary    SFR       360     80.0      7.125     8/1/1999     7/1/2029    1924.14     9/1/1999     285600
23125206   CA   92009   Primary    PUD       360     68.2      7.625     8/1/1999     7/1/2029    1974.74     9/1/1999     279000
23125396   KY   40207   Primary    SFR       360     75.0      7.625     8/1/1999     7/1/2029    2080.92     9/1/1999     294000
23126014   CO   80503   Primary    PUD       360     80.0      7.250     8/1/1999     7/1/2029    3247.16     9/1/1999     476000
23126436   MO   63132   Primary    PUD       360     77.7      7.375     9/1/1999     8/1/2029    1899.36     9/1/1999     275000
23126790   CA   90064   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    1882.74     9/1/1999     266000
23126824   TN   37421   Primary    PUD       360     84.2      7.250     8/1/1999     7/1/2029    2728.71     9/1/1999     400000
23127095   IL   60005   Primary    SFR       360     65.0      7.625     9/1/1999     8/1/2029    2300.33     9/1/1999     325000
23127434   AL   35213   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2825.53     9/1/1999     404100
23127459   AL   35175   Primary    PUD       360     72.2      7.500     8/1/1999     7/1/2029    2691.98     9/1/1999     385000
23127756   CA   93111   Primary    SFR       360     62.5      7.250     9/1/1999     8/1/2029    2046.53     9/1/1999     300000
23127921   CO   80439   Primary    PUD       360     80.0      7.250     9/1/1999     8/1/2029    1855.52     9/1/1999     272000
23128051   TX   76248   Primary    PUD       360     95.0      7.375     9/1/1999     8/1/2029    1717.19     9/1/1999     248624
23128085   TX   78209   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    3683.75     9/1/1999     540000
23128101   MD   21104   Primary    SFR       360     76.2      7.625     9/1/1999     8/1/2029    1915.29     9/1/1999     270600
23128812   CA   91356   Primary    SFR       360     75.1      7.750     8/1/1999     7/1/2029    2865.65     9/1/1999     400000
23129927   TX   78258   Primary    PUD       360     79.7      7.500     9/1/1999     8/1/2029    4011.75     9/1/1999     573750
23130321   MD   21601   Primary    SFR       360     90.0      7.750     9/1/1999     8/1/2029    2114.85     9/1/1999     295200
23131295   NC   27615   Primary    PUD       360     60.7      7.500     9/1/1999     8/1/2029    2391.32     9/1/1999     342000
23131667   IL   60101   Primary    SFR       360     75.0      7.500     8/1/1999     7/1/2029    2013.74     9/1/1999     288000
23131741   GA   30338   Primary    SFR       360     80.0      7.000     9/1/1999     8/1/2029    1500.92     9/1/1999     225600
23132236   CO   80538   Secondary  SFR       360     80.0      7.750     9/1/1999     8/1/2029    2206.55     9/1/1999     308000
23132525   MD   20901   Primary    SFR       360     80.0      7.250     9/1/1999     8/1/2029       1026     9/1/1999     150400
23132699   GA   30005   Primary    PUD       360     80.0      7.250     9/1/1999     8/1/2029     2143.4     9/1/1999     314200
23133580   TN   38117   Primary    SFR       360     66.7      7.375     9/1/1999     8/1/2029    3453.38     9/1/1999     500000
23133705   CA   91367   Primary    Condo     360     80.0      7.250     8/1/1999     7/1/2029     1806.4     9/1/1999     264800
23133747   MN   55357   Primary    SFR       360     72.0      7.375     8/1/1999     7/1/2029    3108.04     9/1/1999     450000
23133978   TX   76226   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    1953.52     9/1/1999     276000
23134059   TX   78258   Primary    PUD       360     80.0      7.250     9/1/1999     8/1/2029    1964.67     9/1/1999     288000
23134182   CO   80906   Primary    SFR       360     57.1      7.375     9/1/1999     8/1/2029    2562.41     9/1/1999     371000
23134455   NC   27615   Primary    PUD       360     80.0      7.125     9/1/1999     8/1/2029    2600.56     9/1/1999     386000
23134927   OK   74136   Primary    SFR       360     67.8      7.375     9/1/1999     8/1/2029    2272.33     9/1/1999     329000
23135072   CO   80228   Primary    PUD       360     80.0      7.250     8/1/1999     7/1/2029    2041.07     9/1/1999     299200
23135288   CA   92587   Primary    PUD       360     95.0      7.875     8/1/1999     7/1/2029    1901.13     9/1/1999     262200
23135635   IL   60657   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    3300.29     9/1/1999     472000
23136468   FL   33149   Primary    SFR       360     79.8      7.375     8/1/1999     7/1/2029     2044.4     9/1/1999     296000
23136492   OH   45243   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2083.66     9/1/1999     298000
23136617   WA   98236   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029     1933.9     9/1/1999     280000
23137912   TX   75225   Primary    SFR       360     50.3      7.625     8/1/1999     7/1/2029    2937.34     9/1/1999     415000
23137961   OR   97212   Primary    SFR       360     75.4      7.125     8/1/1999     7/1/2029    1960.53     9/1/1999     291000
23138084   CA   92692   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029    2083.08     9/1/1999     301600
23138597   CA   92064   Primary    SFR       360     78.3      7.125     8/1/1999     7/1/2029    3038.47     9/1/1999     451000
23139256   OR   97221   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029    1867.59     9/1/1999     270400
23139397   CA   92009   Primary    PUD       360     79.7      7.625     9/1/1999     8/1/2029    4486.36     9/1/1999     633850
23139884   NY   10510   Primary    Condo     360     80.0      7.000     8/1/1999     7/1/2029    1649.95     9/1/1999     248000
23140007   CO   80302   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029    2743.37     9/1/1999     397200
23140122   NY   10518   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029    2591.41     9/1/1999     375200
23140296   VA   22003   Primary    SFR       360     76.5      7.375     9/1/1999     8/1/2029    2072.03     9/1/1999     300000
23140486   MN   55436   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    3076.55     9/1/1999     440000
23140932   CO   80121   Primary    PUD       360     67.3      7.375     8/1/1999     7/1/2029    3487.91     9/1/1999     505000
23141146   CA   91737   Primary    SFR       360     95.0      7.750     8/1/1999     7/1/2029    1925.36     9/1/1999     268750
23142011   KS   66216   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029    1801.29     9/1/1999     260800
23142722   CA   95125   Primary    SFR       360     80.0      7.875     8/1/1999     7/1/2029    3990.78     9/1/1999     550400
23142763   CO   80220   Primary    SFR       360     62.0      7.500     8/1/1999     7/1/2029    2796.86     9/1/1999     400000
23143043   MO   63073   Primary    PUD       360     80.0      7.500     9/1/1999     8/1/2029    3401.68     9/1/1999     486500
23143126   IN   47401   Primary    SFR       360     59.6      7.750     9/1/1999     8/1/2029    2198.17     9/1/1999     306830
23143316   VA   22044   Primary    SFR       360     80.0      7.125     8/1/1999     7/1/2029    1773.23     9/1/1999     263200
23143654   TX   77401   Primary    SFR       360     80.0      7.375     9/1/1999     8/1/2029    1989.15     9/1/1999     288000
23144215   FL   32034   Primary    PUD       360     66.0      7.250     8/1/1999     7/1/2029    1773.66     9/1/1999     260000
23144660   OR   83833   Secondary  PUD       360     51.0      7.750     8/1/1999     7/1/2029    1828.28     9/1/1999     255200
23144769   WA   98053   Primary    SFR       360     53.8      7.250     8/1/1999     7/1/2029     1910.1     9/1/1999     280000
23144868   TX   76051   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2377.33     9/1/1999     340000
23145204   SC   29334   Primary    PUD       360     76.0      7.125     8/1/1999     7/1/2029     1920.1     9/1/1999     285000
23145576   IL   60646   Primary    SFR       360     74.1      7.125     8/1/1999     7/1/2029    1953.78     9/1/1999     290000
23146038   WA   98029   Primary    PUD       360     80.0      8.000     8/1/1999     7/1/2029    2083.89     9/1/1999     284000
23146111   TX   78015   Primary    PUD       360     80.0      7.625     8/1/1999     7/1/2029    2010.14     9/1/1999     284000
23146186   MD   21043   Primary    SFR       360     76.8      7.625     8/1/1999     7/1/2029    1755.33     9/1/1999     248000
23146616   OR   97123   Primary    SFR       360     75.0      7.375     8/1/1999     7/1/2029    2020.22     9/1/1999     292500
23146657   VA   23060   Primary    PUD       360     80.0      7.125     8/1/1999     7/1/2029    1972.65     9/1/1999     292800
23146665   HI   96734   Secondary  Condo     360     90.0      7.500     8/1/1999     7/1/2029     2045.2     9/1/1999     292500
23146830   TX   77382   Primary    PUD       360     70.0      7.375     9/1/1999     8/1/2029     2062.7     9/1/1999     298650
23147770   GA   30306   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029     2066.5     9/1/1999     299200
23147929   CO   80401   Primary    PUD       360     75.0      7.625     8/1/1999     7/1/2029    2388.81     9/1/1999     337500
23148174   SC   29920   Investor   PUD       360     75.0      8.125     8/1/1999     7/1/2029    2528.21     9/1/1999     340500
23148182   MD   21035   Primary    PUD       360     80.0      7.500     8/1/1999     7/1/2029    1845.93     9/1/1999     264000
23148406   PA   19002   Primary    PUD       360     70.6      7.625     8/1/1999     7/1/2029    2548.06     9/1/1999     360000
23149206   MD   20815   Primary    SFR       360     80.0      7.125     8/1/1999     7/1/2029    1773.23     9/1/1999     263200
23150014   TX   75225   Primary    SFR       360     59.7      7.000     8/1/1999     7/1/2029    2661.21     9/1/1999     400000
23151673   GA   30022   Primary    PUD       360     80.0      7.500     9/1/1999     8/1/2029    2348.66     9/1/1999     335900
23152044   MD   20816   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    1836.88     9/1/1999     256400
23152127   CA   95616   Primary    SFR       360     80.0      7.500     8/1/1999     7/1/2029    2321.39     9/1/1999     332000
23153836   CA   92117   Primary    SFR       360     80.0      7.500     8/1/1999     7/1/2029    1901.87     9/1/1999     272000
23154560   GA   30318   Primary    SFR       360     80.0      7.125     8/1/1999     7/1/2029    2290.64     9/1/1999     340000
23155799   GA   30360   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    1753.63     9/1/1999     250800
23159015   TX   76051   Primary    PUD       360     94.9      7.500     9/1/1999     8/1/2029    1758.87     9/1/1999     251550
23162597   NY   12208   Primary    SFR       360     90.0      7.500     8/1/1999     7/1/2029    1856.41     9/1/1999     265500
23163348   CO   80138   Primary    SFR       360     90.0      7.625     9/1/1999     8/1/2029    1847.34     9/1/1999     261000
23163389   UT   84092   Primary    SFR       360     80.0      8.000     8/1/1999     7/1/2029    4109.08     9/1/1999     560000
23163900   OR   97302   Primary    SFR       360     90.0      7.625     8/1/1999     7/1/2029    2140.37     9/1/1999     302400
23165418   CA   94923   Secondary  PUD       360     80.0      8.250     9/1/1999     8/1/2029    2854.81     9/1/1999     380000
23166333   VA   20170   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    2338.55     9/1/1999     330400
23167059   CO   80908   Primary    SFR       360     76.1      7.500     8/1/1999     7/1/2029    1915.85     9/1/1999     274000
23167786   TX   78733   Primary    PUD       360     57.9      7.750     9/1/1999     8/1/2029    1968.89     9/1/1999     274826
23167836   CA   94587   Primary    SFR       360     90.0      7.625     8/1/1999     7/1/2029    1783.64     9/1/1999     252000
23169055   TX   77005   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    2632.99     9/1/1999     372000
23170012   CO   80919   Primary    SFR       360     80.0      7.875     9/1/1999     8/1/2029    3402.76     9/1/1999     469300
23170806   CA   95123   Primary    SFR       360     80.0      8.000     8/1/1999     7/1/2029    1907.79     9/1/1999     260000
23171242   CA   92008   Primary    SFR       360     69.4      8.000     9/1/1999     8/1/2029    2443.44     9/1/1999     333000
23171465   UT   84010   Primary    SFR       360     90.0      7.625     8/1/1999     7/1/2029    1919.18     9/1/1999     271150
23172661   CO   80631   Primary    SFR       360     80.0      7.375     9/1/1999     8/1/2029    1989.15     9/1/1999     288000
23173214   CO   81623   Primary    SFR       360     69.5      7.625     8/1/1999     7/1/2029    2066.76     9/1/1999     292000
23175185   TX   77381   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029    1920.71     9/1/1999     264900
23175557   TN   37075   Primary    SFR       360     90.0      7.625     8/1/1999     7/1/2029    1923.79     9/1/1999     271800
23175870   SC   29451   Primary    SFR       360     48.1      7.875    10/1/1999     9/1/2029    5401.77     9/1/1999     745000
23175995   WA   98166   Primary    SFR       360     90.0      7.625     9/1/1999     8/1/2029    2229.56     9/1/1999     315000
23176209   TX   76710   Primary    SFR       360     80.0      7.750     8/1/1999     7/1/2029    1948.64     9/1/1999     272000
23176555   CO   80122   Primary    PUD       360     73.4      7.750     9/1/1999     8/1/2029    2077.24     9/1/1999     289950
23178148   MN   55066   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029     2315.9     9/1/1999     327200
23179708   WA   98053   Primary    PUD       360     90.0      7.500     9/1/1999     8/1/2029    1862.71     9/1/1999     266400
23180128   WA   98040   Primary    SFR       360     66.6      7.375     9/1/1999     8/1/2029    2748.89     9/1/1999     398000
23180359   FL   33327   Primary    PUD       360     63.2      7.375     8/1/1999     7/1/2029    3384.31     9/1/1999     490000
23181449   TN   38133   Primary    SFR       360     95.0      7.625     8/1/1999     7/1/2029    1949.97     9/1/1999     275500
23181779   CA   92720   Primary    PUD       360     80.0      7.500     9/1/1999     8/1/2029    2167.56     9/1/1999     310000
23183619   TX   77005   Primary    PUD       360     80.0      7.625     9/1/1999     8/1/2029    2491.43     9/1/1999     352000
23183759   OR   97068   Primary    SFR       360     74.3      7.625     8/1/1999     7/1/2029    2045.17     9/1/1999     288950
23184179   OK   73116   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    2831.18     9/1/1999     400000
23185366   FL   33175   Primary    SFR       360     90.0      8.375     8/1/1999     7/1/2029    2394.23     9/1/1999     315000
23186398   TX   75225   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    1953.51     9/1/1999     276000
23186653   CO   80027   Primary    SFR       360     63.9      7.750     8/1/1999     7/1/2029     1898.5     9/1/1999     265000
23186778   MD   20817   Primary    SFR       360     80.0      7.375     9/1/1999     8/1/2029    2346.69     9/1/1999     339768
23186919   GA   30004   Primary    PUD       360     80.0      7.250     8/1/1999     7/1/2029    1890.99     9/1/1999     277200
23187081   GA   30307   Primary    SFR       360     69.2      7.625     9/1/1999     8/1/2029    3185.08     9/1/1999     450000
23187172   GA   30236   Primary    PUD       360     67.5      7.125     9/1/1999     8/1/2029    2102.01     9/1/1999     312000
23187248   CO   80921   Primary    PUD       360     59.5      7.750     9/1/1999     8/1/2029    2149.24     9/1/1999     300000
23187370   NM   87111   Primary    SFR       360     74.0      7.625     9/1/1999     8/1/2029    2095.07     9/1/1999     296000
23187701   CO   80908   Primary    PUD       360     78.2      7.750     9/1/1999     8/1/2029    2157.48     9/1/1999     301150
23188717   DE   19707   Primary    SFR       360     90.0      7.375     8/1/1999     7/1/2029    1678.35     9/1/1999     243000
23189426   CA   95018   Primary    SFR       360     63.4      7.625     8/1/1999     7/1/2029    2123.38     9/1/1999     300000
23189475   CA   95006   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    1993.15     9/1/1999     281600
23194491   NM   87122   Primary    SFR       360     75.0      7.625     8/1/1999     7/1/2029    2548.06     9/1/1999     360000
23194731   IL   60540   Primary    PUD       360     63.6      7.000     9/1/1999     8/1/2029    2321.91     9/1/1999     349000
23195167   CO   80124   Primary    PUD       360     76.1      7.500     9/1/1999     8/1/2029     1957.8     9/1/1999     280000
23195233   CO   80921   Primary    PUD       360     77.8      7.875     9/1/1999     8/1/2029    2708.14     9/1/1999     373500
23196504   CO   80526   Primary    PUD       360     73.3      7.750    10/1/1999     9/1/2029    2530.37     9/1/1999     353200
23197213   CA   95020   Primary    SFR       360     95.0      8.125     8/1/1999     7/1/2029    1904.51     9/1/1999     256500
23197817   WA   98004   Primary    SFR       360     52.6      7.625     8/1/1999     7/1/2029    3892.87     9/1/1999     550000
23198062   WA   98115   Primary    SFR       360     90.0      7.625     8/1/1999     7/1/2029    2336.08     9/1/1999     330050
23200892   MD   21104   Primary    PUD       360     80.0      7.750     9/1/1999     8/1/2029    2120.58     9/1/1999     296000
23202062   CO   80526   Primary    SFR       360     78.2      7.625     9/1/1999     8/1/2029    2257.87     9/1/1999     319000
23203359   CO   80026   Primary    PUD       360     74.5      7.375     9/1/1999     8/1/2029    2486.44     9/1/1999     360000
23205800   TX   77024   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029     4176.4     9/1/1999     576000
23206170   TX   77401   Primary    SFR       360     80.0      7.875    10/1/1999     9/1/2029    2256.42     9/1/1999     311200
23207046   MD   20882   Primary    SFR       360     90.0      7.750     9/1/1999     8/1/2029     2108.4     9/1/1999     294300
23208424   WA   98117   Primary    SFR       360     80.0      7.500     8/1/1999     7/1/2029    1845.93     9/1/1999     264000
23208499   WA   98107   Primary    SFR       360     90.0      7.500     8/1/1999     7/1/2029    1749.44     9/1/1999     250200
23209216   NC   28117   Primary    PUD       360     75.1      7.750     8/1/1999     7/1/2029    1934.31     9/1/1999     270000
23209885   TX   78209   Primary    SFR       360     75.0      7.750     8/1/1999     7/1/2029    5265.63     9/1/1999     735000
23210420   CA   92009   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    2109.12     9/1/1999     294400
23211386   CO   80007   Primary    PUD       360     80.0      7.500     8/1/1999     7/1/2029    2684.99     9/1/1999     384000
23213481   OR   97062   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    1738.02     9/1/1999     242600
23213978   OH   43452   Secondary  SFR       360     79.5      8.000     9/1/1999     8/1/2029    3119.97     9/1/1999     425200
23215387   FL   33149   Primary    Condo     360     51.6      8.125     8/1/1999     7/1/2029    2450.24     9/1/1999     330000
23216849   PA   19428   Primary    SFR       360     80.0      8.000     9/1/1999     8/1/2029    2404.87     9/1/1999     327744
23217086   IL   60045   Primary    SFR       360     76.4      8.000     9/1/1999     8/1/2029    2017.86     9/1/1999     275000
23217219   WA   98116   Primary    SFR       360     92.3      7.875     9/1/1999     8/1/2029    1913.46     9/1/1999     263900
23217268   WA   98116   Primary    SFR       360     59.3      7.625     8/1/1999     7/1/2029    2477.28     9/1/1999     350000
23217391   TX   75093   Primary    PUD       360     51.1      7.375     9/1/1999     8/1/2029    3453.38     9/1/1999     500000
23217896   CO   80111   Primary    SFR       360     56.0      7.125     9/1/1999     8/1/2029    2088.53     9/1/1999     310000
23217961   CO   80439   Primary    PUD       360     69.3      7.875     8/1/1999     7/1/2029    1903.31     9/1/1999     262500
23218688   TX   75019   Primary    PUD       360     80.0      7.875     8/1/1999     7/1/2029    1971.47     9/1/1999     271900
23218837   OR   97035   Primary    SFR       360     90.0      7.625     9/1/1999     8/1/2029    2229.55     9/1/1999     315000
23218845   TX   78258   Primary    PUD       360     75.0      7.250     8/1/1999     7/1/2029    2045.16     9/1/1999     299800
23218910   TX   77024   Primary    SFR       360     74.1      7.625     9/1/1999     8/1/2029    2123.38     9/1/1999     300000
23220197   CT    6437   Primary    SFR       360     80.0      8.000     8/1/1999     7/1/2029    2440.38     9/1/1999     332583
23221252   CA   91765   Primary    SFR       360     89.8      7.875     8/1/1999     7/1/2029    1856.18     9/1/1999     256000
23222474   GA   30041   Primary    PUD       360     95.0      7.625     9/1/1999     8/1/2029    1863.97     9/1/1999     263350
23223183   TX   77059   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029    2134.24     9/1/1999     294350
23223597   FL   34135   Primary    PUD       360     75.0      7.875     8/1/1999     7/1/2029     2184.1     9/1/1999     301225
23224298   AZ   85260   Primary    SFR       360     80.0      7.875     8/1/1999     7/1/2029    4031.39     9/1/1999     556000
23224439   CO   80906   Primary    SFR       360     51.1      8.000     9/1/1999     8/1/2029    2568.18     9/1/1999     350000
23224660   NC   28601   Primary    PUD       360     95.0      8.250     9/1/1999     8/1/2029    2176.42     9/1/1999     289700
23225360   OR   97219   Primary    SFR       360     80.0      7.375     9/1/1999     8/1/2029    3232.36     9/1/1999     468000
23225543   CA   91030   Primary    SFR       360     80.0      7.750     8/1/1999     7/1/2029     3553.4     9/1/1999     496000
23226574   NM   87557   Secondary  SFR       360     80.0      8.125     9/1/1999     8/1/2029     1989.9     9/1/1999     268000
23227671   GA   30136   Primary    PUD       360     80.0      7.750     8/1/1999     7/1/2029    4298.48     9/1/1999     600000
23228653   GA   30066   Primary    PUD       360     80.0      7.750     9/1/1999     8/1/2029    2100.16     9/1/1999     293150
23228885   MD   21035   Primary    PUD       360     77.9      7.250     9/1/1999     8/1/2029    2046.53     9/1/1999     300000
23229347   CA   93012   Primary    SFR       360     90.0      7.500     9/1/1999     8/1/2029    2076.67     9/1/1999     297000
23229404   CA   92656   Primary    PUD       360     80.0      7.250     8/1/1999     7/1/2029    2112.02     9/1/1999     309600
23230394   NJ    8833   Primary    SFR       360     77.8      8.750     9/1/1999     8/1/2029    5113.56     9/1/1999     650000
23230493   CA   94131   Primary    SFR       360     66.7      7.625     8/1/1999     7/1/2029    1981.83     9/1/1999     280000
23231251   CA   93003   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    1981.82     9/1/1999     280000
23231327   CA   93111   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    2286.79     9/1/1999     319200
23231541   CA   92627   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029     2636.4     9/1/1999     368000
23231970   CA   95120   Primary    SFR       360     79.8      7.375     9/1/1999     8/1/2029    2728.17     9/1/1999     395000
23232044   CO   80132   Primary    PUD       360     90.0      7.750     9/1/1999     8/1/2029    2659.68     9/1/1999     371250
23232663   TN   38017   Primary    SFR       360     52.7      7.750     8/1/1999     7/1/2029    2228.04     9/1/1999     311000
23234271   TX   77024   Primary    PUD       360     80.0      7.625    10/1/1999     9/1/2029    2208.32     9/1/1999     312000
23234560   AZ   85254   Primary    PUD       360     80.0      8.125     9/1/1999     8/1/2029     1069.2     9/1/1999     144000
23236086   KS   66224   Primary    PUD       360     80.0      8.000     8/1/1999     7/1/2029    2700.25     9/1/1999     368000
23238132   TX   75069   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    1921.01     9/1/1999     281600
23240054   VA   22033   Primary    PUD       360     90.0      7.625     8/1/1999     7/1/2029     1942.9     9/1/1999     274500
23240252   CO   80634   Primary    PUD       360     80.0      7.875    10/1/1999     9/1/2029    2308.63     9/1/1999     318400
23243199   MD   20636   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029     2177.9     9/1/1999     304000
23243256   TX   77024   Primary    PUD       360     73.2      8.000    10/1/1999     9/1/2029    4620.88     9/1/1999     629750
23244841   CO   80016   Primary    PUD       360     51.3      8.000     9/1/1999     8/1/2029    2935.06     9/1/1999     400000
23249022   PA   19085   Primary    SFR       360     70.0      7.875     9/1/1999     8/1/2029    1852.55     9/1/1999     255500
23255466   NM   87402   Primary    SFR       360     67.1      8.250     9/1/1999     8/1/2029    2065.99     9/1/1999     275000
23258262   CO   81632   Primary    PUD       360     62.5      7.750     9/1/1999     8/1/2029    4298.47     9/1/1999     600000
23258494   CO   80302   Primary    SFR       360     79.9      7.875     9/1/1999     8/1/2029    1824.27     9/1/1999     251600
23259021   GA   30143   Primary    PUD       360     68.1      7.875     9/1/1999     8/1/2029    1935.94     9/1/1999     267000
23259047   CA   94901   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    3524.04     9/1/1999     504000
23259930   MD   21403   Primary    SFR       360     80.0      7.875     9/1/1999     8/1/2029       1734     9/1/1999     239150
23260128   TX   77024   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    2521.77     9/1/1999     352000
23261274   UT   84121   Primary    SFR       360     70.0      8.625     8/1/1999     7/1/2029    3457.28     9/1/1999     444500
23265655   WA   98026   Primary    SFR       360     42.6      7.875     9/1/1999     8/1/2029    2008.45     9/1/1999     277000
23265770   WA   98115   Primary    SFR       360     90.0      7.875     9/1/1999     8/1/2029    2218.35     9/1/1999     305950
23265911   MD   20886   Primary    PUD       360     80.0      7.500     9/1/1999     8/1/2029    1090.78     9/1/1999     156000
23266109   MD   20882   Primary    SFR       360     80.0      7.375     9/1/1999     8/1/2029     2044.4     9/1/1999     296000
23266760   TX   78703   Primary    SFR       360     72.4      8.125     9/1/1999     8/1/2029    4826.24     9/1/1999     650000
23267941   AL   35244   Primary    PUD       360     73.5      7.500     9/1/1999     8/1/2029    4370.09     9/1/1999     625000
23268584   GA   30097   Primary    PUD       360     75.0      8.375     9/1/1999     8/1/2029    2263.12     9/1/1999     297750
23269137   GA   30022   Primary    PUD       360     79.9      7.500     9/1/1999     8/1/2029    2099.75     9/1/1999     300300
23269327   CA   91789   Primary    Condo     360     80.0      8.000     9/1/1999     8/1/2029    2338.18     9/1/1999     318655
23270887   CA   92116   Primary    SFR       360     73.4      7.750     9/1/1999     8/1/2029     2077.6     9/1/1999     290000
23271695   MD   20905   Primary    SFR       360     95.0      7.625     9/1/1999     8/1/2029    1841.72     9/1/1999     260205
23271828   ID   83706   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029     3132.3     9/1/1999     432000
23273097   OR   97034   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2097.65     9/1/1999     300000
23274327   MD   21401   Primary    PUD       360     80.0      8.000     9/1/1999     8/1/2029    2086.09     9/1/1999     284300
23274590   TX   77098   Primary    PUD       360     80.0      7.625     9/1/1999     8/1/2029    2972.73     9/1/1999     420000
23274723   MI   48065   Primary    Condo     360     54.6      7.875     9/1/1999     8/1/2029    2175.21     9/1/1999     300000
23274756   AZ   85337   Secondary  SFR       360     78.9      8.125     9/1/1999     8/1/2029    2227.49     9/1/1999     300000
23275217   IN   46143   Primary    PUD       360     90.0      7.875     9/1/1999     8/1/2029    2055.58     9/1/1999     283500
23276124   CO   80124   Primary    PUD       360     75.0      7.750     9/1/1999     8/1/2029    1934.31     9/1/1999     270000
23276660   FL   32507   Primary    Condo     360     64.4      7.750     9/1/1999     8/1/2029    2005.95     9/1/1999     280000
23277361   UT   84121   Primary    SFR       360     79.9      7.875    10/1/1999     9/1/2029    2289.77     9/1/1999     315800
23277544   WA   98053   Primary    SFR       360     62.6      7.875     9/1/1999     8/1/2029    2428.98     9/1/1999     335000
23278898   CA   95006   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    2599.02     9/1/1999     367200
23279532   AZ   85215   Primary    PUD       360     90.0      7.875     9/1/1999     8/1/2029    2153.46     9/1/1999     297000
23280159   IL   60564   Primary    PUD       360     85.0      8.000     9/1/1999     8/1/2029    2029.96     9/1/1999     276650
23280241   TX   75070   Primary    PUD       360     71.3      8.125     9/1/1999     8/1/2029    2498.51     9/1/1999     336500
23280365   ID   83340   Primary    SFR       360     61.2      8.000    10/1/1999     9/1/2029    4894.21     9/1/1999     667000
23280977   MD   20685   Primary    SFR       360     75.0      8.000     9/1/1999     8/1/2029     2201.3     9/1/1999     300000
23282080   CA   94550   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    2357.71     9/1/1999     329100
23283401   MA    2481   Primary    SFR       360     48.3      7.875     9/1/1999     8/1/2029     2102.7     9/1/1999     290000
23284086   CO   80524   Primary    PUD       360     77.3      7.625     9/1/1999     8/1/2029    3008.12     9/1/1999     425000
23286107   IL   60637   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    4011.91     9/1/1999     560000
23286289   CA   92130   Primary    PUD       360     85.0      7.250     8/1/1999     7/1/2029    2412.86     9/1/1999     353700
23286834   CA   95448   Primary    SFR       360     76.5      7.625     9/1/1999     8/1/2029    2300.33     9/1/1999     325000
23287915   CA   95005   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    1862.91     9/1/1999     263200
23291693   TX   77479   Primary    PUD       360     95.0      8.000     9/1/1999     8/1/2029    2049.41     9/1/1999     279300
23292345   CO   80209   Primary    SFR       360     53.3      7.750    10/1/1999     9/1/2029    2292.52     9/1/1999     320000
23293525   NY   10962   Primary    SFR       360     92.1      8.375     9/1/1999     8/1/2029    2372.31     9/1/1999     312116
23293798   IL   60056   Primary    SFR       360     73.6      7.875    10/1/1999     9/1/2029    1921.43     9/1/1999     265000
23295025   CO   80005   Primary    PUD       360     95.0      7.750     9/1/1999     8/1/2029    1966.91     9/1/1999     274550
23295306   IN   46032   Primary    PUD       360     75.6      7.875     9/1/1999     8/1/2029    2356.48     9/1/1999     325000
23296130   CA   91326   Primary    SFR       360     64.0      7.625     9/1/1999     8/1/2029    2831.17     9/1/1999     400000
23296189   TX   75087   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    2005.96     9/1/1999     280000
23296353   MD   20814   Primary    SFR       360     80.0      8.125     9/1/1999     8/1/2029    1193.94     9/1/1999     160800
23297468   UT   84117   Primary    SFR       360     95.0      8.250     9/1/1999     8/1/2029    2068.99     9/1/1999     275400
23298136   GA   30097   Primary    PUD       360     80.0      7.750     9/1/1999     8/1/2029    2149.24     9/1/1999     300000
23299811   TX   77479   Primary    PUD       360     71.9      7.250     9/1/1999     8/1/2029    2217.08     9/1/1999     325000
23300122   UT   84098   Primary    SFR       360     70.0      7.750     9/1/1999     8/1/2029    2883.56     9/1/1999     402500
23300130   TX   78751   Primary    SFR       360     62.1      7.750     9/1/1999     8/1/2029    2349.83     9/1/1999     328000
23301195   CA   92646   Primary    SFR       360     80.0      7.000     8/1/1999     7/1/2029    1835.71     9/1/1999     275920
23301237   CO   80016   Primary    PUD       360     79.9      7.625     8/1/1999     7/1/2029    2402.96     9/1/1999     339500
23301294   CA   92065   Primary    SFR       360     75.0      8.250     8/1/1999     7/1/2029     1658.8     9/1/1999     220800
23301336   TX   78747   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029    1685.25     9/1/1999     244000
23301377   CA   92028   Primary    SFR       360     80.0      6.875     8/1/1999     7/1/2029    1939.26     9/1/1999     295200
23302128   CA   92009   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029    2084.57     9/1/1999     287500
23302151   TX   75069   Primary    SFR       360     85.0      8.125     9/1/1999     8/1/2029    2208.53     9/1/1999     297445
23303381   CA   94117   Primary    SFR       360     41.9      8.000     9/1/1999     8/1/2029    2641.56     9/1/1999     360000
23304439   CA   94578   Primary    SFR       360     80.0      8.625     9/1/1999     8/1/2029    1816.92     9/1/1999     233600
23306269   CO   80601   Primary    PUD       360     85.0      7.875     9/1/1999     8/1/2029    2526.87     9/1/1999     348500
23306418   NC   28117   Primary    SFR       360     69.7      7.500     9/1/1999     8/1/2029     2143.1     9/1/1999     306500
23306939   NY   11040   Primary    SFR       360     90.0      7.375     9/1/1999     8/1/2029     1740.5     9/1/1999     252000
23307903   MD   21286   Primary    SFR       360     80.0      7.875     9/1/1999     8/1/2029    1099.21     9/1/1999     151600
23308356   MI   48116   Primary    PUD       360     90.0      8.000     9/1/1999     8/1/2029     2542.5     9/1/1999     346500
23310295   NJ    8540   Primary    SFR       360     80.0      7.000    10/1/1999     9/1/2029    3246.68     9/1/1999     488000
23310857   TX   78730   Primary    PUD       360     80.0      8.000     9/1/1999     8/1/2029     1984.1     9/1/1999     270400
23311418   CA   92373   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    2131.87     9/1/1999     301200
23311913   WA   98403   Primary    Condo     360     59.7      8.125     8/1/1999     7/1/2029    1484.99     9/1/1999     200000
23311954   CO   81001   Primary    SFR       360     95.0      7.125     8/1/1999     7/1/2029    1913.37     9/1/1999     284000
23311996   CO   80021   Primary    PUD       360     95.0      7.750     8/1/1999     7/1/2029    1769.54     9/1/1999     247000
23312093   CA   91361   Primary    PUD       360     80.0      8.000     8/1/1999     7/1/2029    2524.16     9/1/1999     344000
23312713   CA   91321   Primary    PUD       360     63.1      7.625     8/1/1999     7/1/2029     1606.7     9/1/1999     227000
23312721   CA   92118   Primary    SFR       360     80.0      8.000     8/1/1999     7/1/2029    2371.53     9/1/1999     323200
23312960   WA   98034   Primary    SFR       360     90.0      7.875    10/1/1999     9/1/2029    1774.25     9/1/1999     244700
23313091   CA   90064   Primary    SFR       360     79.7      7.875     8/1/1999     7/1/2029     3132.3     9/1/1999     432000
23313299   CO   80241   Primary    PUD       360     76.7      7.375     8/1/1999     7/1/2029    2119.33     9/1/1999     306849
23313562   CA   92075   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029    2138.34     9/1/1999     309600
23313703   NJ    7746   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    1926.47     9/1/1999     282400
23313869   CA   92373   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029    3757.28     9/1/1999     544000
23314115   CA   91789   Primary    SFR       360     80.0      7.875     8/1/1999     7/1/2029     2030.2     9/1/1999     280000
23314685   NM   87122   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    1787.45     9/1/1999     249500
23314727   TX   78731   Primary    SFR       360     80.0      7.500     8/1/1999     7/1/2029    1258.59     9/1/1999     180000
23314784   WA   98249   Secondary  SFR       360     56.3      7.625     8/1/1999     7/1/2029    1833.19     9/1/1999     259000
23314891   AZ   85205   Primary    PUD       360     80.0      7.875     8/1/1999     7/1/2029     549.61     9/1/1999      75800
23314990   CA   91326   Primary    PUD       360     75.0      7.625     8/1/1999     7/1/2029     2256.1     9/1/1999     318750
23315690   NV   89128   Primary    PUD       360     80.0      8.125     8/1/1999     7/1/2029     759.58     9/1/1999     102300
23315716   MI   49418   Primary    SFR       360     80.0      7.875    10/1/1999     9/1/2029    2160.71     9/1/1999     298000
23315724   CA   95758   Primary    SFR       360     95.0      7.750     8/1/1999     7/1/2029    2010.26     9/1/1999     280600
23315807   NY   11358   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029     2348.3     9/1/1999     340000
23315856   CA   91941   Primary    PUD       360     75.0      7.875     8/1/1999     7/1/2029    2637.44     9/1/1999     363750
23316656   GA   30087   Primary    SFR       360     75.0      8.000     9/1/1999     8/1/2029    2421.43     9/1/1999     330000
23317001   TX   78733   Primary    PUD       360     80.0      7.750    10/1/1999     9/1/2029    3668.04     9/1/1999     512000
23318017   MN   55442   Primary    SFR       360     74.3      8.000    10/1/1999     9/1/2029    2054.55     9/1/1999     280000
23318470   CO   80111   Primary    PUD       360     80.0      7.500     9/1/1999     8/1/2029    2096.95     9/1/1999     299900
23318496   CA   94586   Primary    SFR       360     54.5      7.750     9/1/1999     8/1/2029    2364.16     9/1/1999     330000
23320518   CA   94114   Primary    SFR       360     54.1      8.000     9/1/1999     8/1/2029    2641.56     9/1/1999     360000
23320674   MT   59715   Primary    SFR       360     80.0      7.875     9/1/1999     8/1/2029    3596.34     9/1/1999     496000
23321417   CO   80121   Primary    SFR       360     60.2      7.750     9/1/1999     8/1/2029    2587.82     9/1/1999     361220
23322878   WA   98027   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029    2920.58     9/1/1999     402800
23331184   WA   98105   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    2916.12     9/1/1999     412000
23337454   CO   80228   Primary    PUD       360     76.3      7.625     9/1/1999     8/1/2029    2158.78     9/1/1999     305000
23339294   MO   63021   Primary    PUD       360     89.9      7.375     8/1/1999     7/1/2029     2762.7     9/1/1999     400000
23339518   FL   33767   Primary    SFR       360     80.0      8.125     8/1/1999     7/1/2029    2595.77     9/1/1999     349600
23339575   FL   33330   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029    1938.84     9/1/1999     267400
23339690   CO   80126   Primary    PUD       360     90.0      7.500     8/1/1999     7/1/2029    2025.62     9/1/1999     289700
23339740   FL   33029   Primary    PUD       360     90.0      8.375     8/1/1999     7/1/2029    2154.04     9/1/1999     283400
23340607   FL   33708   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    2165.28     9/1/1999     305920
23341480   FL   33330   Primary    PUD       360     80.0      8.125     8/1/1999     7/1/2029     2130.6     9/1/1999     286950
23341720   MD   20841   Primary    PUD       360     80.0      6.875     8/1/1999     7/1/2029    1662.69     9/1/1999     253100
23341894   FL   33143   Primary    SFR       360     66.0      7.250     8/1/1999     7/1/2029    2114.75     9/1/1999     310000
23342132   FL   33186   Primary    SFR       360     74.8      7.625     8/1/1999     7/1/2029    1932.28     9/1/1999     273000
23342223   VA   20165   Primary    PUD       360     80.0      7.625     7/1/1999     6/1/2029    1800.63     9/1/1999     254400
23342470   FL   34685   Primary    PUD       360     80.0      7.625     8/1/1999     7/1/2029    3119.95     9/1/1999     440800
23342504   VA   22205   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    2066.76     9/1/1999     292000
23342546   MO   63025   Primary    SFR       360     80.0      7.875     8/1/1999     7/1/2029    1798.17     9/1/1999     248000
23342611   PA   18966   Primary    SFR       360     80.0      7.750     8/1/1999     7/1/2029    2226.61     9/1/1999     310800
23342728   VA   22046   Primary    SFR       360     80.0      6.875     8/1/1999     7/1/2029    2249.32     9/1/1999     342400
23342769   FL   33498   Primary    PUD       360     57.2      7.375     8/1/1999     7/1/2029    1864.82     9/1/1999     270000
23342793   NC   28216   Primary    PUD       360     90.0      7.375     8/1/1999     7/1/2029    2187.71     9/1/1999     316750
23342801   IL   60148   Primary    PUD       360     85.0      7.500     8/1/1999     7/1/2029    2084.36     9/1/1999     298100
23348451   MD   20860   Primary    SFR       360     53.1      8.500    10/1/1999     9/1/2029    2387.48     9/1/1999     310500
23352990   TX   75409   Primary    SFR       360     89.7      7.875     8/1/1999     7/1/2029    2366.31     9/1/1999     326355
23353105   CO   81224   Primary    SFR       360     68.3      7.125     8/1/1999     7/1/2029    2645.02     9/1/1999     392600
23353162   CT    6405   Primary    SFR       360     70.0      7.750     8/1/1999     7/1/2029    1125.85     9/1/1999     157150
23353295   AZ   85255   Primary    PUD       360     92.7      7.625     8/1/1999     7/1/2029    1847.35     9/1/1999     261000
23353311   CA   95035   Primary    SFR       360     90.0      7.500     8/1/1999     7/1/2029    2202.53     9/1/1999     315000
23353394   TN   37069   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029    2154.36     9/1/1999     311920
23353402   KY   40059   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    2401.27     9/1/1999     352000
23353451   TX   75002   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029      843.7     9/1/1999     119200
23353535   MA    2066   Primary    Condo     360     80.0      8.000     8/1/1999     7/1/2029     2142.6     9/1/1999     292000
23353576   TX   75025   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029    1428.32     9/1/1999     206800
23353618   GA   30064   Primary    PUD       360     95.0      7.125     8/1/1999     7/1/2029    1726.75     9/1/1999     256300
23353683   NY   10464   Primary    SFR       360     90.0      7.750     8/1/1999     7/1/2029    1773.13     9/1/1999     247500
23353766   CA   95762   Primary    SFR       360     72.6      7.125     8/1/1999     7/1/2029    1724.72     9/1/1999     256000
23353832   TN   37069   Primary    PUD       360     54.2      8.000     8/1/1999     7/1/2029    4769.47     9/1/1999     650000
23353873   VA   22315   Primary    PUD       360     80.0      7.000     8/1/1999     7/1/2029    1315.97     9/1/1999     197800
23353899   SC   29635   Primary    SFR       360     90.0      6.875     8/1/1999     7/1/2029    2305.83     9/1/1999     351000
23354160   CO   80030   Primary    PUD       360     80.0      7.625     8/1/1999     7/1/2029    2230.26     9/1/1999     315100
23354236   VA   22314   Primary    Condo     360     80.0      7.500     8/1/1999     7/1/2029    1268.03     9/1/1999     181350
23354384   TX   77058   Primary    PUD       360     80.0      7.500     9/1/1999     8/1/2029    1817.96     9/1/1999     260000
23354517   TX   75025   Primary    PUD       360     80.0      7.500     8/1/1999     7/1/2029    1796.99     9/1/1999     257000
23354541   NC   27282   Primary    PUD       360     80.0      7.000     8/1/1999     7/1/2029    2022.52     9/1/1999     304000
23354566   CT    6484   Primary    SFR       360     78.9      7.750     8/1/1999     7/1/2029    2713.42     9/1/1999     378750
23354582   VA   22032   Primary    PUD       360     74.3      7.875     8/1/1999     7/1/2029    1993.95     9/1/1999     275000
23354590   CO   80524   Primary    PUD       360     85.0      7.125     8/1/1999     7/1/2029    2004.32     9/1/1999     297500
23354632   CA   90660   Primary    PUD       360     95.0      8.250     8/1/1999     7/1/2029    1883.81     9/1/1999     250750
23354673   VA   22030   Primary    PUD       360     80.0      7.500     8/1/1999     7/1/2029    1881.94     9/1/1999     269150
23354723   CA   92028   Primary    PUD       360     75.0      7.250     8/1/1999     7/1/2029    3700.81     9/1/1999     542500
23354913   FL   34242   Primary    SFR       360     80.0      8.000     8/1/1999     7/1/2029    2788.31     9/1/1999     380000
23355001   NJ    7746   Primary    SFR       360     73.2      7.375     8/1/1999     7/1/2029    2072.03     9/1/1999     300000
23355456   WA   98112   Primary    SFR       360     60.1      6.750     8/1/1999     7/1/2029     1945.8     9/1/1999     300000
23355498   CA   91381   Primary    PUD       360     80.0      7.875     8/1/1999     7/1/2029    1803.98     9/1/1999     248800
23355530   MO   63131   Primary    SFR       360     71.8      7.750     7/1/1999     6/1/2029    2829.83     9/1/1999     395000
23355647   CA   92606   Primary    PUD       360     80.0      7.250     7/1/1999     6/1/2029    1619.15     9/1/1999     237350
23355696   TN   37211   Primary    PUD       360     90.0      7.125     7/1/1999     6/1/2029    1752.11     9/1/1999     260065
23355803   TX   76226   Primary    SFR       360     80.0      7.750     8/1/1999     7/1/2029    2693.72     9/1/1999     376000
23355878   SC   29323   Primary    SFR       360     90.0      8.000     8/1/1999     7/1/2029    1981.17     9/1/1999     270000
23356082   NJ    8510   Primary    SFR       360     85.0      8.500     8/1/1999     7/1/2029    2391.33     9/1/1999     311000
23356124   AZ   85048   Primary    PUD       360     80.0      7.500     8/1/1999     7/1/2029    1803.98     9/1/1999     258000
23356447   VA   23146   Primary    SFR       360     80.0      6.875     8/1/1999     7/1/2029    1655.47     9/1/1999     252000
23356660   VA   23112   Primary    PUD       360     90.0      7.250     8/1/1999     7/1/2029    2670.73     9/1/1999     391500
23356777   MD   21738   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    1664.52     9/1/1999     244000
23356835   WA   98102   Primary    SFR       360     79.8      7.500     8/1/1999     7/1/2029    2095.55     9/1/1999     299700
23356918   CO   80123   Primary    PUD       360     80.0      7.125     8/1/1999     7/1/2029     2209.8     9/1/1999     328000
23356934   CA   94115   Primary    SFR       360     38.0      7.625     8/1/1999     7/1/2029    4034.43     9/1/1999     570000
23356975   TX   75025   Primary    PUD       360     80.0      7.625     8/1/1999     7/1/2029    1600.64     9/1/1999     226144
23357015   NH    3842   Primary    SFR       360     90.0      7.500     8/1/1999     7/1/2029    1824.26     9/1/1999     260900
23357031   FL   33027   Primary    PUD       360     80.0      7.750     7/1/1999     6/1/2029    1834.02     9/1/1999     256000
23357072   MN   55126   Primary    SFR       360     75.0      7.000     7/1/1999     6/1/2029    2285.32     9/1/1999     343500
23357148   VA   22033   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029    1456.98     9/1/1999     210950
23357189   FL   32746   Primary    PUD       360     90.0      7.750     8/1/1999     7/1/2029    1844.77     9/1/1999     257500
23357353   CA   95821   Primary    SFR       360     80.0      7.000     8/1/1999     7/1/2029    1783.02     9/1/1999     268000
23357411   CA   92345   Primary    SFR       360     78.2      7.500     8/1/1999     7/1/2029    1858.87     9/1/1999     265850
23357486   CA   90049   Primary    2-Family  360     80.0      7.250     8/1/1999     7/1/2029    3498.21     9/1/1999     512800
23357502   WA   98027   Primary    PUD       360     62.9      7.250     7/1/1999     6/1/2029    2046.53     9/1/1999     300000
23357551   FL   33027   Primary    PUD       360     90.0      8.250     8/1/1999     7/1/2029    2285.73     9/1/1999     304250
23357569   CA   95132   Primary    SFR       360     90.0      7.750     8/1/1999     7/1/2029    1773.13     9/1/1999     247500
23357577   CA   90066   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    2013.79     9/1/1999     295200
23357643   CA   92606   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029    1732.22     9/1/1999     250800
23357684   CA   91381   Primary    PUD       360     80.0      8.375     8/1/1999     7/1/2029    2428.06     9/1/1999     319450
23357734   WA   98126   Primary    SFR       360     80.0      7.750     8/1/1999     7/1/2029    1834.02     9/1/1999     256000
23357965   WA   98166   Primary    SFR       360     49.7      7.250     8/1/1999     7/1/2029     2694.6     9/1/1999     395000
23357973   NJ    7747   Primary    SFR       360     95.0      8.375     8/1/1999     7/1/2029    2238.42     9/1/1999     294500
23357981   WA   98116   Primary    SFR       360     48.8      7.125     7/1/1999     6/1/2029    2088.53     9/1/1999     310000
23357999   VA   22031   Primary    PUD       360     80.0      7.375     8/1/1999     7/1/2029    1521.22     9/1/1999     220250
23358013   CO   80030   Primary    PUD       360     90.0      8.000     9/1/1999     8/1/2029    2478.66     9/1/1999     337800
23358047   FL   34109   Primary    PUD       360     90.0      7.250     8/1/1999     7/1/2029    1854.64     9/1/1999     271870
23358070   TX   76248   Primary    PUD       360     80.0      7.625     8/1/1999     7/1/2029     1771.9     9/1/1999     250340
23358112   CO   80302   Primary    SFR       360     65.3      7.625     8/1/1999     7/1/2029    1988.91     9/1/1999     281000
23358161   NJ    7751   Primary    SFR       360     89.5      7.875     8/1/1999     7/1/2029    3034.42     9/1/1999     418500
23358179   TX   77441   Primary    SFR       360     80.0      7.875     8/1/1999     7/1/2029    1954.79     9/1/1999     269600
23358203   WA   98026   Primary    PUD       360     80.0      7.500     8/1/1999     7/1/2029    2992.64     9/1/1999     428000
23358443   CA   92602   Primary    SFR       360     90.0      7.625     8/1/1999     7/1/2029    2019.34     9/1/1999     285300
23358534   GA   30041   Primary    PUD       360     80.0      7.125     8/1/1999     7/1/2029    1326.89     9/1/1999     196950
23358633   TX   75082   Primary    PUD       360     80.0      7.625     7/1/1999     6/1/2029    2281.58     9/1/1999     322350
23360100   FL   34242   Primary    PUD       360     80.0      7.250     8/1/1999     7/1/2029    1991.96     9/1/1999     292000
23360357   MD   21771   Primary    SFR       360     70.6      7.750     8/1/1999     7/1/2029    3091.32     9/1/1999     431500
23360464   CA   94070   Primary    SFR       360     46.8      7.000     8/1/1999     7/1/2029    2022.52     9/1/1999     304000
23360506   TX   75078   Primary    SFR       360     80.0      7.250     8/1/1999     7/1/2029    1287.61     9/1/1999     188750
23360522   CO   80209   Primary    SFR       360     95.0      7.250     8/1/1999     7/1/2029    2132.15     9/1/1999     312550
23360571   NJ    8824   Primary    SFR       360     84.8      7.500     8/1/1999     7/1/2029    2062.69     9/1/1999     295000
23360647   MD   21037   Primary    SFR       360     80.0      8.125     8/1/1999     7/1/2029     1811.7     9/1/1999     244000
23360670   AZ   85331   Primary    PUD       360     80.0      7.000     8/1/1999     7/1/2029    1770.53     9/1/1999     266124
23360696   NY   10538   Primary    SFR       360     93.8      8.500     8/1/1999     7/1/2029    2306.75     9/1/1999     300000
23360746   VA   22315   Primary    PUD       360     80.0      7.250     8/1/1999     7/1/2029    1347.99     9/1/1999     197600
23360779   CA   90660   Primary    PUD       360     95.0      7.250     8/1/1999     7/1/2029    1865.07     9/1/1999     273400
23360878   VA   22315   Primary    PUD       360     80.0      7.125     8/1/1999     7/1/2029    1394.94     9/1/1999     207050
23361082   CT    6405   Primary    SFR       360     74.3      7.250     8/1/1999     7/1/2029    1773.66     9/1/1999     260000
23361124   TN   37069   Primary    PUD       360     80.0      7.625     8/1/1999     7/1/2029    2647.15     9/1/1999     374000
23361215   CO   80222   Primary    SFR       360     80.0      7.375     8/1/1999     7/1/2029    1723.93     9/1/1999     249600
23361314   WA   98029   Primary    PUD       360     73.1      7.750     8/1/1999     7/1/2029    2020.29     9/1/1999     282000
23361330   TX   75022   Primary    PUD       360     80.0      7.750     8/1/1999     7/1/2029    1200.71     9/1/1999     167600
23369689   CO   80134   Primary    PUD       360     79.9      7.250     8/1/1999     7/1/2029    3649.65     9/1/1999     535000
23409410   OR   97007   Primary    SFR       360     90.0      8.375    10/1/1999     9/1/2029    1949.59     9/1/1999     256500
26810747   TX   75225   Primary    SFR       360     59.2      7.750     9/1/1999     8/1/2029    2100.53     9/1/1999     293200
27122183   VA   20120   Primary    PUD       360     80.0      6.750     4/1/1999     3/1/2029    1691.94     9/1/1999     260860
27626688   TX   75056   Primary    PUD       360     80.0      7.375     9/1/1999     8/1/2029    1992.78     9/1/1999     288525
27735802   VA   23235   Primary    SFR       360     66.7      7.000     4/1/1999     3/1/2029    4324.47     9/1/1999     650000
27796986   CA   95138   Primary    SFR       360     70.0      7.125     9/1/1999     8/1/2029    3813.25     9/1/1999     566000
27879204   FL   33067   Primary    PUD       360     80.0      7.625     8/1/1999     7/1/2029    2689.62     9/1/1999     380000
27889963   VA   20171   Primary    PUD       360     80.0      7.250     9/1/1999     8/1/2029    2728.71     9/1/1999     400000
27987544   MD   21401   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    1783.65     9/1/1999     252000
28051266   MD   20817   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2293.43     9/1/1999     328000
28052991   CA   94116   Primary    SFR       360     80.0      8.000     8/1/1999     7/1/2029    3514.74     9/1/1999     479000
28068773   CA   95138   Primary    SFR       360     46.9      7.375     9/1/1999     8/1/2029    2210.17     9/1/1999     320000
28092815   CA   91364   Primary    SFR       360     75.0      7.625     8/1/1999     7/1/2029    2096.84     9/1/1999     296250
28097921   CA   94546   Primary    SFR       360     80.0      7.875     8/1/1999     7/1/2029    2117.21     9/1/1999     292000
28126951   VA   22207   Primary    SFR       360     80.0      7.125     9/1/1999     8/1/2029    1751.67     9/1/1999     260000
28148104   GA   30062   Primary    PUD       360     80.0      7.250     9/1/1999     8/1/2029    1762.75     9/1/1999     258400
28148344   VA   22305   Primary    SFR       360     80.0      7.875     8/1/1999     7/1/2029    1983.79     9/1/1999     273600
28160414   FL   33435   Secondary  PUD       360     70.0      7.750     8/1/1999     7/1/2029    2507.45     9/1/1999     350000
28170785   TX   76018   Primary    SFR       360     80.0      7.875     8/1/1999     7/1/2029     768.58     9/1/1999     106000
28200558   NC   27511   Primary    PUD       360     80.0      7.625     8/1/1999     7/1/2029     2106.4     9/1/1999     297600
28221760   CA   94080   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    1868.58     9/1/1999     264000
28222578   FL   32789   Primary    PUD       360     80.0      8.000     8/1/1999     7/1/2029    4009.73     9/1/1999     546460
28227056   VA   22101   Primary    SFR       360     79.9      7.125     9/1/1999     8/1/2029    4036.93     9/1/1999     599200
28230985   FL   32514   Primary    SFR       360     80.0      8.250     8/1/1999     7/1/2029    3395.73     9/1/1999     452000
28244937   FL   34683   Primary    SFR       360     90.0      7.625     9/1/1999     8/1/2029    2353.77     9/1/1999     332550
28248896   FL   33158   Primary    SFR       360     90.0      7.625     9/1/1999     8/1/2029    2444.02     9/1/1999     345300
28263119   FL   33469   Primary    PUD       360     80.0      7.875     9/1/1999     8/1/2029    3219.31     9/1/1999     444000
28263531   NC   27009   Primary    SFR       360     80.0      7.375     9/1/1999     8/1/2029    1806.81     9/1/1999     261600
28265031   MD   20854   Primary    SFR       360     80.0      7.625     8/1/1999     7/1/2029    3340.79     9/1/1999     472000
28266138   NC   28601   Primary    SFR       360     80.0      7.375     9/1/1999     8/1/2029    1795.76     9/1/1999     260000
28269439   FL   34689   Primary    SFR       360     87.7      7.750     8/1/1999     7/1/2029     2417.9     9/1/1999     337500
28273522   VA   22101   Primary    SFR       360     90.0      7.125     9/1/1999     8/1/2029    1940.31     9/1/1999     288000
28279651   FL   33931   Primary    SFR       360     95.0      8.375     8/1/1999     7/1/2029    1870.16     9/1/1999     246050
28283927   VA   20170   Primary    SFR       360     80.0      7.125     9/1/1999     8/1/2029    1724.72     9/1/1999     256000
28284040   VA   23507   Primary    PUD       360     75.0      7.625     8/1/1999     7/1/2029     1963.6     9/1/1999     277425
28286706   MD   20816   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2041.71     9/1/1999     292000
28288678   MD   20852   Primary    SFR       240     80.0      7.125     9/1/1999     8/1/2019    3037.35     9/1/1999     388000
28289890   DC   20016   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    1585.46     9/1/1999     224000
28291557   GA   30319   Primary    SFR       360     90.0      7.875     9/1/1999     8/1/2029    2623.31     9/1/1999     361800
28292639   NC   27927   Secondary  PUD       360     35.7      7.125     9/1/1999     8/1/2029    4379.18     9/1/1999     650000
28296994   DC   20007   Primary    SFR       360     33.7      7.750     9/1/1999     8/1/2029    2399.99     9/1/1999     335000
28299626   TX   75093   Primary    SFR       360     79.7      7.750    10/1/1999     9/1/2029    2140.82     9/1/1999     298825
28302743   GA   30606   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029       1823     9/1/1999     260720
28303949   DC   20003   Primary    Townhous  360     80.0      7.500     9/1/1999     8/1/2029    2097.65     9/1/1999     300000
28306579   FL   33706   Primary    SFR       360     70.0      7.750     9/1/1999     8/1/2029     3334.9     9/1/1999     465500
28309995   NY   11545   Primary    SFR       360     76.8      7.625     9/1/1999     8/1/2029    1875.66     9/1/1999     265000
28315513   FL   34231   Primary    SFR       360     75.9      7.625     8/1/1999     7/1/2029    2434.83     9/1/1999     344002
28316016   TX   77004   Primary    SFR       360     95.0      7.625     8/1/1999     7/1/2029    1768.43     9/1/1999     249850
28318061   FL   32169   Primary    SFR       360     76.9      7.375     9/1/1999     8/1/2029    3453.38     9/1/1999     500000
28318178   FL   32034   Secondary  PUD       360     45.8      7.625     8/1/1999     7/1/2029    1945.73     9/1/1999     274900
28325496   VA   23238   Primary    PUD       360     90.0      8.000     9/1/1999     8/1/2029    2410.42     9/1/1999     328500
28326114   NC   28460   Primary    SFR       360     72.3      7.375     9/1/1999     8/1/2029    2072.03     9/1/1999     300000
28326882   SC   29482   Primary    SFR       360     80.0      7.250     9/1/1999     8/1/2029    3233.52     9/1/1999     474000
28331411   VA   22314   Primary    PUD       360     80.0      7.000     9/1/1999     8/1/2029    2794.27     9/1/1999     420000
28332468   SC   29607   Primary    SFR       360     65.3      7.500     9/1/1999     8/1/2029    2489.21     9/1/1999     356000
28333011   VA   22041   Primary    SFR       360     68.3      7.500     9/1/1999     8/1/2029    3670.88     9/1/1999     525000
28338093   FL   33040   Secondary  Condo     360     63.4      7.750     9/1/1999     8/1/2029    1948.65     9/1/1999     272000
28341527   NC   27023   Primary    SFR       360     62.1      7.750     8/1/1999     7/1/2029    1948.65     9/1/1999     272000
28343069   VA   22182   Primary    SFR       360     80.0      7.625     9/1/1999     8/1/2029    3029.36     9/1/1999     428000
28346294   FL   33706   Primary    SFR       360     64.9      8.125     9/1/1999     8/1/2029    2747.24     9/1/1999     370000
28353696   VA   20112   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    1410.74     9/1/1999     201760
28355345   FL   33316   Primary    SFR       360     59.5      7.875     9/1/1999     8/1/2029    2392.73     9/1/1999     330000
28355865   SC   29449   Primary    SFR       360     80.0      7.750     9/1/1999     8/1/2029    2764.64     9/1/1999     385900
28360170   SC   29680   Primary    PUD       360     90.0      7.250    10/1/1999     9/1/2029    2210.26     9/1/1999     324000
28366474   NC   27265   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2013.74     9/1/1999     288000
28375806   FL   32233   Primary    SFR       360     79.9      8.000     9/1/1999     8/1/2029    2678.25     9/1/1999     365000
28377828   NC   27502   Primary    PUD       360     80.0      7.750     9/1/1999     8/1/2029    2315.45     9/1/1999     323200
28378503   FL   33146   Primary    SFR       360     80.0      7.875     9/1/1999     8/1/2029    2842.28     9/1/1999     392000
28383206   DC   20016   Primary    SFR       360     79.1      7.875    10/1/1999     9/1/2029    2668.26     9/1/1999     368000
28383651   SC   29209   Primary    PUD       360     75.0      7.875     9/1/1999     8/1/2029    2338.35     9/1/1999     322500
28383719   SC   29464   Primary    SFR       360     61.0      7.750     9/1/1999     8/1/2029    2185.06     9/1/1999     305000
28384832   SC   29401   Primary    SFR       360     73.0      7.750    10/1/1999     9/1/2029    4656.68     9/1/1999     650000
28386084   DE   19930   Secondary  Condo     360     80.0      8.125     9/1/1999     8/1/2029    2064.15     9/1/1999     278000
28390268   DC   20015   Primary    SFR       360     55.5      7.500     9/1/1999     8/1/2029    2715.75     9/1/1999     388400
28399780   MD   20854   Primary    SFR       360     80.0      7.500     9/1/1999     8/1/2029    2931.11     9/1/1999     419200
28400935   NC   27215   Primary    SFR       360     88.8      7.750     9/1/1999     8/1/2029    2099.09     9/1/1999     293000
28401503   MD   20815   Primary    SFR       360     64.6      8.000     9/1/1999     8/1/2029    3213.89     9/1/1999     438000
28406742   MD   20630   Primary    SFR       360     80.0      8.000    10/1/1999     9/1/2029    2171.95     9/1/1999     296000
28412716   NC   28211   Primary    SFR       360     80.0      7.875     9/1/1999     8/1/2029    1925.79     9/1/1999     265600
28422343   NC   28226   Primary    SFR       360     80.0      7.125     9/1/1999     8/1/2029    2468.51     9/1/1999     366400


Loan#        Act Bal        Sch UPB         Purp       Doc        Appraisal    RTerm      CLTV
-----------------------------------------------------------------------------------------------
22204176      649529.55         649056.11   R/T REFI   FULL          930000      358      69.8
22457766         263860         263669.02   PURCH      FULL          290000      359      91.1
22486971      249443.18         249264.38   R/T REFI   FULL          279000      350      89.4
22530299      321261.41         321261.41   R/T REFI   FULL          583000      359      55.1
22545347      337511.61         337271.69   PURCH      FULL          424000      358      79.9
22631360      280781.87         280781.87   PURCH      FULL          355000      358      79.9
22649651      420166.34          419801.3   C/O REFI   FULL          580000      354      72.4
22649719      258521.97         258342.77   PURCH      FULL          289000      358      89.9
22709083      365928.23         365928.23   R/T REFI   FULL          458000      359      79.9
22719132      646676.23         646676.23   R/T REFI   FULL         1250000      354      51.7
22724637      347242.09         347242.09   R/T REFI   FULL          386500      358      89.8
22828107         298500         298278.47   R/T REFI   FULL          455000      359      65.6
22880538      250888.95         250888.95   PURCH      FULL          323000      359      79.9
22888218      326013.87         325776.24   PURCH      FULL          375000      358      89.9
22898696      241533.67         241533.67   PURCH      FULL          302500      359      79.9
22905681         424000         423634.94   PURCH      FULL          530000      359      80.0
22958995      171351.36         171351.36   PURCH      FULL          220000      356      79.7
22959985         353600         353344.07   PURCH      FULL          466000      359      78.0
22961205         373400         373115.86   R/T REFI   FULL          425000      359      87.9
22988893      282683.29         282683.29   R/T REFI   FULL          406000      354      69.6
23013766      295658.04         295658.04   PURCH      FULL          371000      358      79.8
23014459      276516.59         276516.59   PURCH      FULL          347000      358      79.9
23020076         321300         321073.23   R/T REFI   FULL          410000      359      78.4
23027998       293387.5         293173.65   PURCH      FULL          370000      358      79.9
23040074      491606.55         491210.76   PURCH      FULL          643000      358      79.7
23042591      277964.33         277964.33   PURCH      FULL          350000      358      79.9
23051881      299765.97         299530.53   R/T REFI   FULL          415000      358      72.2
23054463      319750.37         319750.37   R/T REFI   FULL          800000      359      40.0
23057839      311670.57         311419.65   PURCH      FULL          400000      358      79.9
23062110         285000         284760.56   C/O REFI   FULL          525000      359      54.3
23066749      161192.42         161192.42   PURCH      FULL          202000      358      79.9
23066939      271687.89          271474.5   PURCH      FULL          342000      358      79.9
23067119      305920.51         305920.51   PURCH      FULL          455000      358      79.9
23071442       649505.4          649505.4   PURCH      FULL          940000      359      69.1
23074438         263150         262964.27   PURCH      FULL          329000      359      80.0
23078827      519165.85         519165.85   PURCH      FULL          650000      358      79.9
23079486         480000         479643.77   R/T REFI   FULL          600000      359      80.0
23080435      187698.41         187698.41   PURCH      FULL          240000      358      79.9
23081896      339734.77         339467.93   PURCH      FULL          442000      358      77.0
23087422      599531.94         599061.05   R/T REFI   FULL         1140000      358      52.6
23087463      299530.53         299530.53   PURCH      FULL          380000      358      79.9
23087869         300800            300800   PURCH      FULL          390000      360      80.0
23088578       381356.3          381356.3   PURCH      FULL          485000      358      79.8
23089493      343838.02          343573.2   PURCH      FULL          383000      358      89.8
23089824      279681.65         279681.65   PURCH      FULL          352000      359      79.9
23090889      368719.21          368436.7   PURCH      FULL          435000      358      84.8
23091085      138188.72         138188.72   PURCH      FULL          173000      358      79.9
23093347      637489.81         636976.59   R/T REFI   FULL          865000      358      73.7
23094352      271614.82         271614.82   PURCH      FULL          343500      358      79.9
23096431         294200         293964.73   PURCH      FULL          400000      359      80.0
23096589      359739.44         359477.22   R/T REFI   FULL          460000      358      78.2
23097017      273541.69          273332.1   C/O REFI   FULL          365000      358      74.9
23097892      398880.77         398880.77   PURCH      FULL          539000      359      79.9
23098643      293276.66         293051.96   PURCH      FULL          367000      358      79.9
23098700      648957.33         648957.33   PURCH      FULL          855000      358      77.2
23099849      263818.31         263635.43   PURCH      FULL          335000      358      79.9
23100126         272050         271821.45   PURCH      FULL          342000      359      80.0
23100928      269389.68         269178.09   PURCH      FULL          340000      358      79.9
23101876         300000         299771.72   PURCH      FULL          475000      359      65.1
23102072         400000         399358.36   PURCH      FULL          690000      358      60.6
23102502      289568.19         289568.19   PURCH      FULL          469000      358      62.4
23104300      278835.27         278835.27   PURCH      FULL          350000      359      79.9
23104466      309538.42         309538.42   PURCH      FULL          450000      358      69.8
23105141         372000         371723.92   R/T REFI   FULL          465000      359      80.0
23105299      419309.43         418961.12   C/O REFI   FULL          700000      357      59.9
23106032      368114.67         368114.67   R/T REFI   FULL          500000      359      73.6
23108376      333625.53         333362.71   PURCH      FULL          420000      358      79.9
23108392      283794.45          283587.6   PURCH      FULL          356500      358      79.9
23108566      699493.36          698983.5   PURCH      FULL         1035000      358      69.9
23108855         252000         251808.24   PURCH      FULL          290000      359      90.0
23109440      299793.54         299793.54   PURCH      FULL          375000      359      79.9
23111925         520000         519604.32   PURCH      FULL          665000      359      80.0
23113087      350418.81         350143.53   PURCH      FULL          439000      358      79.9
23113244      330848.06         330594.57   PURCH      FULL          423000      358      79.9
23113343      296568.47         296335.54   PURCH      FULL          396000      358      74.9
23113400      486620.09         486237.89   PURCH      FULL          660000      358      73.7
23113582      399433.54         399433.54   C/O REFI   FULL          540000      358      74.0
23114184         439200         438890.01   PURCH      FULL          550000      359      80.0
23114259       279792.2          279583.1   PURCH      FULL          352000      358      79.9
23114358      649517.61         649032.21   PURCH      FULL          945000      358      70.3
23116015         320000         319756.51   R/T REFI   FULL          425000      359      75.3
23117823      449666.03         449329.97   PURCH      FULL         1300000      358      34.9
23119035      288091.34         288091.34   PURCH      FULL          375000      359      79.9
23119738      349491.75         349491.75   PURCH      FULL          670000      358      52.2
23120967      263719.18         263517.12   PURCH      FULL          330000      358      79.9
23122534      284788.48         284788.48   PURCH      FULL          685000      359      41.9
23123847         350000         349740.24   PURCH      FULL          460000      359      76.1
23124076      165666.75          165536.6   PURCH      FULL          210000      358      79.9
23125065      290179.02         289956.68   PURCH      FULL          363000      358      79.9
23125123      285371.61         285141.86   PURCH      FULL          357000      358      79.9
23125206      278594.86         278594.86   PURCH      FULL          410000      358      68.1
23125396      293573.06         293573.06   PURCH      FULL          402000      358      74.9
23126014       475255.1          475255.1   PURCH      FULL          595000      358      79.9
23126436      274790.74         274790.74   PURCH      FULL          355000      359      77.6
23126790      265268.33         265071.15   PURCH      FULL          332500      358      79.8
23126824      399687.94         399374.01   PURCH      FULL          485000      358      84.1
23127095         325000         324764.77   PURCH      FULL          509000      359      65.0
23127434      403800.09         403498.31   PURCH      FULL          505500      359      79.9
23127459      384426.75         384426.75   C/O REFI   FULL          533000      358      72.1
23127756         300000         299765.97   PURCH      FULL          480000      359      62.5
23127921      271787.81         271787.81   PURCH      FULL          340000      359      79.9
23128051      248434.81         248434.81   PURCH      FULL          270000      359      94.9
23128085      539578.74         539154.94   PURCH      FULL          690000      358      79.9
23128101         270600         270404.15   R/T REFI   FULL          355000      359      76.2
23128812      399433.54         399433.54   PURCH      FULL          532500      358      75.0
23129927      572895.72         573324.19   R/T REFI   FULL          720000      359      79.6
23130321      294991.65         294991.65   R/T REFI   FULL          328000      359      89.9
23131295         342000         341746.18   PURCH      FULL          565000      359      60.7
23131667      287786.26         287571.18   C/O REFI   FULL          384000      358      74.9
23131741         225600         225415.08   PURCH      FULL          283000      359      80.0
23132236      307782.62         307782.62   R/T REFI   FULL          385000      359      79.9
23132525      150282.67         150282.67   PURCH      FULL          195000      359      79.9
23132699      313954.89         313954.89   PURCH      FULL          395000      359      79.9
23133580         500000         499619.54   R/T REFI   FULL          750000      359      66.7
23133705      264593.43         264385.62   PURCH      FULL          331000      358      79.9
23133747      449313.06         449313.06   R/T REFI   FULL          625000      358      71.9
23133978      275599.19         275599.19   PURCH      FULL          360000      358      79.9
23134059         288000         287775.33   R/T REFI   FULL          360000      359      80.0
23134182         371000         370717.69   R/T REFI   FULL          650000      359      57.1
23134455      385691.32         385691.32   PURCH      FULL          485000      359      79.9
23134927         329000         328749.65   PURCH      FULL          485000      359      67.8
23135072       298966.6         298731.79   PURCH      FULL          375000      358      79.9
23135288      261998.09         261816.32   PURCH      FULL          276000      358      94.9
23135635      471649.71         471649.71   PURCH      FULL          595000      359      79.9
23136468      295774.77         295548.15   PURCH      FULL          371000      358      79.7
23136492         298000         297778.84   PURCH      FULL          375000      359      80.0
23136617      279786.93         279572.55   PURCH      FULL          350000      358      79.9
23137912      414699.64         414397.37   PURCH      FULL          850000      358      50.3
23137961      290533.18         290533.18   PURCH      FULL          386000      358      75.3
23138084       301370.5         301139.59   PURCH      FULL          377000      358      79.9
23138597      450639.34         450276.54   PURCH      FULL          576500      358      78.2
23139256      270194.24         269987.22   PURCH      FULL          338000      358      79.9
23139397         633850         633391.23   PURCH      FULL          795000      359      79.7
23139884      247796.71         247592.24   PURCH      FULL          310000      358      79.9
23140007      396897.75         396593.65   PURCH      FULL          500000      358      79.9
23140122      374627.25         374627.25   PURCH      FULL          470000      358      79.9
23140296         300000         299771.72   PURCH      FULL          395000      359      76.5
23140486         440000         439673.45   R/T REFI   FULL          550000      359      80.0
23140932      503146.02         503146.02   R/T REFI   FULL          750000      358      67.1
23141146      268560.32         268369.41   PURCH      FULL          282900      358      94.9
23142011      260601.54         260401.86   PURCH      FULL          326000      358      79.9
23142722      549639.95         549639.95   PURCH      FULL          688000      358      79.9
23142763      399703.14         399404.42   R/T REFI   FULL          645000      358      62.0
23143043         486500         486138.95   PURCH      FULL          625000      359      80.0
23143126      306613.44         306613.44   C/O REFI   FULL          515000      359      59.5
23143316      262777.79         262777.79   PURCH      FULL          329000      358      79.9
23143654         288000         287780.85   PURCH      FULL          360000      359      80.0
23144215      259593.12         259593.12   PURCH      FULL          395000      358      65.9
23144660      255019.89         254838.61   R/T REFI   FULL          500000      358      51.0
23144769      279781.57         279561.82   R/T REFI   FULL          520000      358      53.8
23144868         340000         339747.67   R/T REFI   FULL          425000      359      80.0
23145204      284772.09         284542.82   PURCH      FULL          410000      358      75.9
23145576       289768.1         289534.82   PURCH      FULL          392000      358      74.1
23146038      283809.44         283617.61   PURCH      FULL          355000      358      79.9
23146111      283794.44         283587.58   PURCH      FULL          355000      358      79.9
23146186       247820.5         247639.86   R/T REFI   FULL          323000      358      76.7
23146616      292277.44         292053.51   C/O REFI   FULL          390000      358      74.9
23146657      292330.31         292330.31   PURCH      FULL          370000      358      79.9
23146665      292282.93          292064.5   PURCH      FULL          330000      358      89.9
23146830         298650         298422.75   PURCH      FULL          427000      359      70.0
23147770      298972.33         298743.26   PURCH      FULL          380000      358      79.9
23147929      336955.72         336707.98   C/O REFI   FULL          450000      358      74.9
23148174      340277.26         340053.01   PURCH      FULL          465000      358      75.0
23148182      263606.92         263606.92   PURCH      FULL          336000      358      79.9
23148406      359739.44         359477.22   PURCH      FULL          510000      358      70.5
23149206      262777.79         262777.79   PURCH      FULL          331000      358      79.9
23150014      399003.53         399003.53   PURCH      FULL          672000      358      59.6
23151673         335900         335650.72   PURCH      FULL          420000      359      80.0
23152044      256219.04         256219.04   PURCH      FULL          327000      359      79.9
23152127      331753.61         331505.68   PURCH      FULL          415000      358      79.9
23153836      271496.87         271496.87   PURCH      FULL          340000      358      79.9
23154560      339728.11         339454.61   PURCH      FULL          425000      358      79.9
23155799         250800         250613.87   PURCH      FULL          315000      359      80.0
23159015      251363.32         251363.32   PURCH      FULL          265000      359      94.9
23162597      265302.96         265104.69   PURCH      FULL          300000      358      89.9
23163348         261000          260811.1   PURCH      FULL          290000      359      90.0
23163389         559246            559246   PURCH      FULL          700000      358      79.9
23163900      302181.13         301960.87   PURCH      FULL          340000      358      89.9
23165418         380000         379757.69   PURCH      FULL          475000      359      80.0
23166333      329920.22         329920.22   PURCH      FULL          426000      358      79.9
23167059      273796.65         273592.03   R/T REFI   FULL          360000      358      76.1
23167786      274632.03         274632.03   PURCH      FULL          477000      359      57.8
23167836      251634.06         251634.06   PURCH      FULL          280000      358      89.9
23169055         372000         371730.76   PURCH      FULL          489000      359      80.0
23170012      468977.02         468977.02   PURCH      FULL          605000      359      79.9
23170806      259825.54         259649.92   R/T REFI   FULL          325000      358      79.9
23171242      332776.56         332776.56   C/O REFI   FULL          480000      359      69.3
23171465      270953.75         270756.26   PURCH      FULL          330000      358      89.9
23172661         288000         287780.85   R/T REFI   FULL          360000      359      80.0
23173214      283899.13         283899.13   R/T REFI   FULL          420000      358      67.6
23175185       264717.7          264717.7   PURCH      FULL          345000      359      79.9
23175557      271603.27         271405.29   PURCH      FULL          310000      358      89.9
23175870         745000            745000   R/T REFI   FULL         1550000      360      48.1
23175995         315000            314772   PURCH      FULL          350000      359      90.0
23176209      271614.82         271614.82   PURCH      FULL          375000      358      79.9
23176555      289745.35         289745.35   PURCH      FULL          399000      359      73.4
23178148         327200         326963.18   PURCH      FULL          410000      359      80.0
23179708         266400         266202.29   PURCH      FULL          296000      359      90.0
23180128         398000         397697.15   PURCH      FULL          605000      359      66.6
23180359      489252.01         489252.01   PURCH      FULL          775000      358      63.1
23181449       275300.6         275099.94   PURCH      FULL          290000      358      94.9
23181779      309769.94         309769.94   PURCH      FULL          388000      359      79.9
23183619         352000         351745.24   PURCH      FULL          440000      359      80.0
23183759      288740.87         288530.41   PURCH      FULL          420000      358      74.2
23184179         400000         399710.49   PURCH      FULL          500000      359      80.0
23185366      314804.21         314607.05   PURCH      FULL          410000      358      89.9
23186398      275700.24         275700.24   PURCH      FULL          345000      359      79.9
23186653      264812.96         264624.71   PURCH      FULL          415000      358      63.8
23186778         339768         339509.47   PURCH      FULL          425000      359      80.0
23186919      276983.76         276766.21   PURCH      FULL          348000      358      79.9
23187081         450000          449674.3   PURCH      FULL          656000      359      69.2
23187172         312000         311750.49   C/O REFI   FULL          462000      359      67.5
23187248      299788.26         299788.26   R/T REFI   FULL          504000      359      59.5
23187370      295785.76         295785.76   R/T REFI   FULL          400000      359      73.9
23187701      300937.45         300937.45   R/T REFI   FULL          385000      359      78.2
23188717      242629.04         242629.04   PURCH      FULL          270000      358      89.9
23189426      299782.87         299564.36   PURCH      FULL          473000      358      63.4
23189475      281396.18         281191.07   PURCH      FULL          364000      358      79.9
23194491      359739.44         359477.22   C/O REFI   FULL          480000      358      74.9
23194731      348713.92         348713.92   PURCH      FULL          550000      359      63.5
23195167         280000          279792.2   PURCH      FULL          375000      359      76.1
23195233         373500         373242.95   R/T REFI   FULL          480000      359      77.8
23196504         353200            353200   R/T REFI   FULL          482000      360      73.3
23197213      256332.21         256163.28   PURCH      FULL          270000      358      94.9
23197817      549601.92         549201.31   PURCH      FULL         1100000      358      52.6
23198062      329811.11          329570.7   PURCH      FULL          367000      358      89.9
23200892      295791.09         295791.09   R/T REFI   FULL          370000      359      79.9
23202062         319000         318769.11   R/T REFI   FULL          408000      359      78.2
23203359         360000         359726.06   PURCH      FULL          505000      359      74.5
23205800         576000          575603.6   PURCH      FULL          735000      359      80.0
23206170         311200            311200   PURCH      FULL          390000      360      80.0
23207046         294300         294092.29   PURCH      FULL          327000      359      90.0
23208424      263804.07         263606.92   PURCH      FULL          330000      358      79.9
23208499      249639.44         249827.46   PURCH      FULL          278000      358      89.8
23209216      269617.64         269617.64   PURCH      FULL          360000      358      75.0
23209885         735000         733959.14   PURCH      FULL         1000000      358      75.0
23210420      294187.54         294187.54   PURCH      FULL          369000      359      79.9
23211386      383515.01         383226.99   PURCH      FULL          480000      358      79.9
23213481         242600         242428.77   PURCH      FULL          304500      359      80.0
23213978         425200          424914.7   PURCH      FULL          540000      359      79.5
23215387      329784.13          329566.8   C/O REFI   FULL          640000      358      51.5
23216849      327524.09         327524.09   PURCH      FULL          410000      359      79.9
23217086      274815.47         274815.47   PURCH      FULL          373000      359      76.3
23217219         263900         263718.38   PURCH      FULL          286000      359      92.3
23217268      349746.68         349491.75   PURCH      FULL          590000      358      59.3
23217391       489470.5          489470.5   PURCH      FULL         1100000      359      50.0
23217896         310000          309752.1   PURCH      FULL          558000      359      56.0
23217961      262319.35         262137.51   C/O REFI   FULL          379000      358      69.2
23218688      271712.87         271524.52   PURCH      FULL          342000      358      79.9
23218837         315000         314772.01   R/T REFI   FULL          350000      359      90.0
23218845      299566.13         299330.85   PURCH      FULL          400000      358      74.9
23218910         300000         299782.87   PURCH      FULL          415000      359      74.1
23220197      332359.84         332135.19   PURCH      FULL          417000      358      79.9
23221252      255646.48         255646.48   PURCH      FULL          285000      358      89.7
23222474         263350          263159.4   PURCH      FULL          278000      359      95.0
23223183      293541.43         293541.43   PURCH      FULL          370000      359      79.8
23223597      301017.69         300809.02   PURCH      FULL          415000      358      74.9
23224298      555617.36         555232.21   PURCH      FULL          700000      358      79.9
23224439      349765.15         349765.15   PURCH      FULL          690000      359      51.1
23224660         289700         289515.27   PURCH      FULL          305000      359      95.0
23225360      467643.89         467643.89   PURCH      FULL          600000      359      79.9
23225543      495649.93          495297.6   PURCH      FULL          625000      358      79.9
23226574         268000         267824.68   R/T REFI   FULL          335000      359      80.0
23227671      599576.52         599150.31   PURCH      FULL         1000000      358      79.9
23228653       292943.1          292943.1   PURCH      FULL          370000      359      79.9
23228885      299765.97         299765.97   PURCH      FULL          385000      359      77.9
23229347      296779.58         296779.58   PURCH      FULL          330000      359      89.9
23229404       309115.5          309115.5   PURCH      FULL          387000      358      79.9
23230394         650000         649626.02   PURCH      FULL          835000      359      77.8
23230493      279593.39         279593.39   C/O REFI   FULL          420000      358      66.6
23231251      279797.35         279593.41   PURCH      FULL          350000      358      79.9
23231327      318974.71         318974.71   PURCH      FULL          399000      359      79.9
23231541         368000         367740.27   PURCH      FULL          460000      359      80.0
23231970         395000         394699.43   PURCH      FULL          495000      359      79.8
23232044         371250         370987.98   PURCH      FULL          427000      359      90.0
23232663      310559.58         310559.58   R/T REFI   FULL          590000      358      52.6
23234271         312000            312000   PURCH      FULL          390000      360      80.0
23234560       143905.8          143905.8   PURCH      FULL          187000      359      79.9
23236086      367753.08         367504.52   PURCH      FULL          465000      358      79.9
23238132      281159.32         281159.32   PURCH      FULL          353000      358      79.9
23240054      274101.38         274101.38   PURCH      FULL          310000      358      89.9
23240252         318400            318400   PURCH      FULL          400000      360      80.0
23243199         304000         303785.43   PURCH      FULL          385000      359      80.0
23243256         629750            629750   R/T REFI   FULL          860000      360      73.2
23244841      399731.61         399731.61   PURCH      FULL          780000      359      51.2
23249022      255324.17         255324.17   PURCH      FULL          365000      359      70.0
23255466         275000         274824.64   R/T REFI   FULL          410000      359      67.1
23258262      599576.53         599576.53   PURCH      FULL         1000000      359      62.5
23258494      251426.86         251426.86   PURCH      FULL          315000      359      79.8
23259021      266800.54         266800.54   PURCH      FULL          399000      359      68.1
23259047      503625.96         503625.96   PURCH      FULL          630000      359      79.9
23259930      238685.42         238685.42   PURCH      FULL          325000      359      79.8
23260128      351751.56         351751.56   PURCH      FULL          445000      359      79.9
23261274      444237.56         443973.24   C/O REFI   FULL          635000      358      70.0
23265655         277000         276809.36   PURCH      FULL          650000      359      42.6
23265770         305950         305739.45   PURCH      FULL          340000      359      90.0
23265911      155884.22         155884.22   PURCH      FULL          195000      359      79.9
23266109         296000         295774.77   PURCH      FULL          370000      359      80.0
23266760       649574.8          649574.8   PURCH      FULL          900000      359      72.4
23267941         625000         624536.16   PURCH      FULL          900000      359      73.5
23268584      297564.93         297564.93   C/O REFI   FULL          397000      359      75.0
23269137         300300         300077.13   PURCH      FULL          380000      359      79.9
23269327         318655         318441.19   PURCH      FULL          400000      359      80.0
23270887         290000         289795.32   C/O REFI   FULL          395000      359      73.4
23271695      260016.67         260016.67   PURCH      FULL          274000      359      94.9
23271828         432000          431702.7   PURCH      FULL          543000      359      80.0
23273097         300000         299777.35   PURCH      FULL          379000      359      80.0
23274327      284109.24         284109.24   PURCH      FULL          358000      359      79.9
23274590         420000         419696.02   PURCH      FULL          540000      359      80.0
23274723         300000         299793.54   PURCH      FULL          570000      359      54.6
23274756      299803.76         299803.76   PURCH      FULL          380000      359      78.9
23275217      283304.89         283304.89   PURCH      FULL          320000      359      89.9
23276124         270000         269809.44   C/O REFI   FULL          360000      359      75.0
23276660         280000         279802.38   PURCH      FULL          435000      359      64.4
23277361         315800            315800   PURCH      FULL          420800      360      79.9
23277544      334769.46         334769.46   PURCH      FULL          535000      359      62.6
23278898      366934.23         366934.23   PURCH      FULL          460000      359      79.9
23279532         297000          296795.6   PURCH      FULL          335000      359      90.0
23280159      276464.37         276464.37   PURCH      FULL          326000      359      84.9
23280241      336279.88         336279.88   PURCH      FULL          472000      359      71.2
23280365         667000            667000   R/T REFI   FULL         1090000      360      61.2
23280977         300000          299798.7   C/O REFI   FULL          400000      359      75.0
23282080         329100         328867.73   PURCH      FULL          424000      359      80.0
23283401         290000         289800.43   R/T REFI   FULL          600000      359      48.3
23284086         425000          424692.4   R/T REFI   FULL          550000      359      77.3
23286107      559604.76         559604.76   PURCH      FULL          735000      359      79.9
23286289      353424.08         353146.49   PURCH      FULL          416500      358      84.9
23286834         325000         324764.77   PURCH      FULL          425000      359      76.5
23287915         263200         263009.51   PURCH      FULL          330000      359      80.0
23291693      279112.59         279112.59   PURCH      FULL          295000      359      94.9
23292345         320000            320000   C/O REFI   FULL          600000      360      53.3
23293525         312116            311922   PURCH      FULL          340000      359      92.1
23293798         265000            265000   PURCH      FULL          360000      360      73.6
23295025      274207.61         274207.61   PURCH      FULL          289000      359      94.9
23295306      324776.33         324776.33   PURCH      FULL          430000      359      75.5
23296130      399041.67         399041.67   PURCH      FULL          625000      359      63.8
23296189      279802.37         279802.37   R/T REFI   FULL          350000      359      79.9
23296353      160694.81         160694.81   PURCH      FULL          201000      359      79.9
23297468         275400         275224.39   PURCH      FULL          295000      359      95.0
23298136      299788.26         299788.26   PURCH      FULL          385000      359      79.9
23299811         325000         324746.46   PURCH      FULL          453000      359      71.9
23300122      402215.92         402215.92   PURCH      FULL          580000      359      70.0
23300130       327768.5          327768.5   PURCH      FULL          530000      359      62.1
23301195      275693.82         275466.32   PURCH      FULL          360000      358      79.9
23301237      339254.28            339007   C/O REFI   FULL          425000      358      79.8
23301294      220517.43         220517.43   PURCH      FULL          301000      358      74.9
23301336      243814.33         243627.52   PURCH      FULL          320000      358      79.9
23301377      294702.56         294702.56   PURCH      FULL          369000      358      79.9
23302128      287302.15         287302.15   PURCH      FULL          363000      359      79.9
23302151      297250.42         297250.42   PURCH      FULL          350000      359      84.9
23303381      359758.44         359758.44   PURCH      FULL          860000      359      41.8
23304439      233462.08         233462.08   PURCH      FULL          292000      359      80.0
23306269         348500         348260.16   PURCH      FULL          415700      359      85.0
23306418         306500         306272.53   C/O REFI   FULL          440000      359      69.7
23306939         252000         251808.25   PURCH      FULL          281500      359      90.0
23307903      151495.67         151495.67   PURCH      FULL          192000      359      79.9
23308356         346500          346267.5   PURCH      FULL          405000      359      90.0
23310295         488000            488000   PURCH      FULL          615000      360      80.0
23310857      270218.57         270218.57   PURCH      FULL          340000      359      79.9
23311418         301200         300982.01   PURCH      FULL          377000      359      80.0
23311913      199869.17         199737.46   C/O REFI   FULL          335000      358      59.7
23311954      283772.88         283544.41   PURCH      FULL          300000      358      94.9
23311996      246650.21         246650.21   PURCH      FULL          260000      358      94.9
23312093      343769.17          343536.8   PURCH      FULL          430000      358      79.9
23312713       226835.7         226670.35   R/T REFI   FULL          360000      358      63.0
23312721      322983.14         322764.83   PURCH      FULL          420000      358      79.9
23312960         244700            244700   PURCH      FULL          272000      360      90.0
23313091       431702.7         431403.45   PURCH      FULL          550000      358      79.6
23313299      303362.15         303362.15   PURCH      FULL          400000      358      75.8
23313562      309127.37         309127.37   PURCH      FULL          387000      358      79.9
23313703       282179.7         281958.07   PURCH      FULL          354000      358      79.9
23313869      543586.05         543169.56   PURCH      FULL          683000      358      79.9
23314115       279807.3         279613.34   PURCH      FULL          353000      358      79.9
23314685       249323.9          249323.9   PURCH      FULL          316000      359      79.9
23314727      179866.41         179731.99   PURCH      FULL          235000      358      79.9
23314784      258812.54         258623.89   R/T REFI   FULL          460000      358      56.3
23314891       75494.66          75494.66   PURCH      FULL           95000      358      79.6
23314990      318519.29         318287.11   PURCH      FULL          425000      358      74.9
23315690      102233.08          102165.7   PURCH      FULL          129000      358      79.9
23315716         298000            298000   PURCH      FULL          375000      360      80.0
23315724      280202.62         280202.62   PURCH      FULL          296000      358      94.9
23315807      339741.28         339480.97   PURCH      FULL          425000      358      79.9
23315856      363499.67          363247.7   C/O REFI   FULL          485000      358      74.9
23316656      329778.57         329778.57   C/O REFI   FULL          440000      359      74.9
23317001         512000            512000   PURCH      FULL          675000      360      80.0
23318017      279812.12         279812.12   PURCH      FULL          378000      360      74.2
23318470         299900         299677.43   PURCH      FULL          375000      359      80.0
23318496         330000         329767.09   C/O REFI   FULL          605000      359      54.5
23320518      359758.44         359758.44   C/O REFI   FULL          665000      359      54.1
23320674         496000         495658.66   PURCH      FULL          625000      359      80.0
23321417         361220         360965.06   C/O REFI   FULL          600000      359      60.2
23322878         402800          402522.8   PURCH      FULL          504000      359      80.0
23331184         412000          411701.8   PURCH      FULL          518000      359      80.0
23337454      304779.24         304779.24   PURCH      FULL          409000      359      76.2
23339294      399695.62         399389.38   R/T REFI   FULL          445000      358      89.8
23339518      349141.06         349141.06   PURCH      FULL          440000      358      79.9
23339575         267400         267215.97   PURCH      FULL          335000      359      80.0
23339690         289485         289268.66   PURCH      FULL          322500      358      89.9
23339740      283223.85         283046.48   PURCH      FULL          319000      358      89.9
23340607      305698.58         305475.76   PURCH      FULL          385000      358      79.9
23341480      286762.29         286573.31   PURCH      FULL          360000      358      79.9
23341720      252887.36          252673.5   PURCH      FULL          320000      358      79.9
23341894      309758.17         309514.88   PURCH      FULL          475000      358      65.9
23342132      272802.41         272603.56   R/T REFI   FULL          365000      358      74.7
23342223      254215.87         254030.57   PURCH      FULL          318000      357      79.9
23342470      440480.96          440159.9   PURCH      FULL          555000      358      79.9
23342504      291788.66         291575.97   PURCH      FULL          367000      358      79.9
23342546      247829.32         247657.53   PURCH      FULL          327000      358      79.9
23342611      310580.64         310359.86   PURCH      FULL          390000      358      79.9
23342728      341823.04         341823.04   PURCH      FULL          435000      358      79.9
23342769      269794.55         269587.84   PURCH      FULL          483000      358      57.1
23342793      316508.97         316266.47   PURCH      FULL          352000      358      89.9
23342801      297878.77         297656.15   PURCH      FULL          351000      358      84.9
23348451         310500            310500   R/T REFI   FULL          585000      360      53.1
23352990      325904.31         325904.31   R/T REFI   FULL          364000      358      89.5
23353105      391970.22         391970.22   R/T REFI   FULL          575000      358      68.2
23353162      156927.44         156927.44   PURCH      FULL          225000      358      69.9
23353295      260620.98         260620.98   PURCH      FULL          282000      358      92.5
23353311      314430.35         314430.35   PURCH      FULL          350000      358      89.8
23353394      311682.65         311443.84   PURCH      FULL          400000      358      79.9
23353402      351449.14         351449.14   PURCH      FULL          445000      358      79.9
23353451      119026.87         118939.49   PURCH      FULL          153000      358      79.9
23353535      291804.07         291606.83   PURCH      FULL          366000      358      79.9
23353576      206642.64         206484.31   PURCH      FULL          266000      358      79.9
23353618      256095.03         255888.84   PURCH      FULL          270000      358      94.9
23353683      247149.49         247149.49   PURCH      FULL          275000      358      89.9
23353766      255589.34         255589.34   PURCH      FULL          372000      358      72.5
23353832      649124.82         649124.82   R/T REFI   FULL         1200000      358      54.1
23353873      197474.78         197474.78   PURCH      FULL          248000      358      79.9
23353899      350408.53         350408.53   R/T REFI   FULL          390000      358      89.8
23354160      314642.43         314642.43   PURCH      FULL          405000      358      79.9
23354236      181079.98         181079.98   PURCH      FULL          227000      358      79.9
23354384      259807.04         259807.04   PURCH      FULL          325000      359      79.9
23354517      256809.26         256617.33   PURCH      FULL          325000      358      79.9
23354541      303500.17         303500.17   PURCH      FULL          387000      358      79.9
23354566      378482.67         378213.62   PURCH      FULL          500000      358      78.9
23354582      274620.24         274620.24   PURCH      FULL          370000      358      74.2
23354590      297262.09         297022.76   R/T REFI   FULL          350000      358      84.9
23354632       250590.1          250429.1   PURCH      FULL          264000      358      94.9
23354673      268950.25         268749.25   PURCH      FULL          340000      358      79.9
23354723      542076.79         541651.03   PURCH      FULL          723500      358      74.9
23354913      379488.34         379488.34   PURCH      FULL          508000      358      79.9
23355001      299771.72         299542.04   PURCH      FULL          414000      358      73.1
23355456      299481.95         299481.95   PURCH      FULL          500000      358      60.0
23355498      248628.77         248456.42   R/T REFI   FULL          311000      358      79.9
23355530      393758.74         393758.74   C/O REFI   FULL          550000      357      71.6
23355647      236791.16         236791.16   PURCH      FULL          297000      357      79.8
23355696      259437.37         259437.37   PURCH      FULL          294000      357      89.8
23355803      375467.53         375467.53   PURCH      FULL          477000      358      79.9
23355878      269818.83         269636.45   PURCH      FULL          355000      358      89.9
23356082      310811.59         310621.84   PURCH      FULL          366000      358      84.9
23356124      257615.84         257615.84   PURCH      FULL          324000      358      79.9
23356447      251575.35         251575.35   PURCH      FULL          318500      358      79.9
23356660      391194.58         390887.32   PURCH      FULL          455000      358      89.9
23356777      243809.65         243618.15   PURCH      FULL          305000      358      79.9
23356835      299477.58         299253.76   PURCH      FULL          380000      358      79.7
23356918      327473.84         327208.42   PURCH      FULL          412000      358      79.9
23356934      569172.27         569172.27   R/T REFI   FULL         1500000      358      37.9
23356975       225815.6          225815.6   PURCH      FULL          286000      358      79.9
23357015      260067.43         260265.03   PURCH      FULL          296000      358      89.7
23357031      255454.43         255454.43   PURCH      FULL          320000      357      79.8
23357072      342929.56         342644.66   R/T REFI   FULL          458000      357      74.9
23357148      210716.63         210554.68   PURCH      FULL          267500      358      79.9
23357189      257318.25         257135.33   PURCH      FULL          287000      358      89.9
23357353      267559.34         267559.34   PURCH      FULL          335000      358      79.9
23357411      265473.51         265473.51   R/T REFI   FULL          340000      358      78.1
23357486       511997.5          511997.5   PURCH      FULL          641000      358      79.9
23357502      299423.59         299186.08   PURCH      FULL          477000      357      62.8
23357551      304055.99         303860.64   PURCH      FULL          345000      358      89.9
23357569      247149.49         247149.49   PURCH      FULL          275000      358      89.9
23357577      294738.03         294738.03   PURCH      FULL          370000      358      79.9
23357643      250417.14         250417.14   PURCH      FULL          314000      358      79.9
23357684      319251.43         319051.48   PURCH      FULL          400000      358      79.9
23357734      255619.31         255436.16   PURCH      FULL          320000      358      79.9
23357965      394381.86         394381.86   PURCH      FULL          808000      358      49.6
23357973      294132.61         294132.61   PURCH      FULL          315000      358      94.9
23357981      309502.72         309251.86   C/O REFI   FULL          635000      357      48.7
23357999      219913.77         219913.77   PURCH      FULL          276000      358      79.9
23358013      337573.34         337573.34   PURCH      FULL          376000      359      89.9
23358047      271444.54         271444.54   PURCH      FULL          303000      358      89.9
23358070       250158.8         249976.45   PURCH      FULL          316000      358      79.9
23358112      280591.93         280591.93   C/O REFI   FULL          430000      358      65.3
23358161      417922.09         417922.09   PURCH      FULL          470000      358      89.3
23358179       269227.7          269227.7   PURCH      FULL          345000      358      79.9
23358203      427682.36         427362.73   PURCH      FULL          535000      358      79.9
23358443       285093.5         284885.69   PURCH      FULL          317500      358      89.9
23358534      196634.07         196634.07   PURCH      FULL          248000      358      79.9
23358633       321645.6          321645.6   PURCH      FULL          428000      357      79.8
23360100      291543.04         291543.04   PURCH      FULL          365000      358      79.9
23360357      431195.45         430888.93   R/T REFI   FULL          611000      358      70.6
23360464      303750.81         303500.17   R/T REFI   FULL          650000      358      46.7
23360506      188454.62         188454.62   PURCH      FULL          249000      358      79.9
23360522      312060.87         312060.87   PURCH      FULL          332000      358      94.9
23360571      294560.75         294560.75   PURCH      FULL          355000      358      84.6
23360647      243679.68         243679.68   PURCH      FULL          305000      358      79.9
23360670      265686.45         265686.45   PURCH      FULL          333000      358      79.9
23360696      299635.21         299635.21   PURCH      FULL          330000      358      93.6
23360746      197445.84         197290.75   PURCH      FULL          251000      358      79.9
23360779      272972.14         272972.14   PURCH      FULL          288000      358      94.8
23360878      206717.86         206717.86   PURCH      FULL          264000      358      79.9
23361082      259593.12         259593.12   C/O REFI   FULL          350000      358      74.2
23361124      373729.31          373456.9   PURCH      FULL          475000      358      79.9
23361215      249410.07         249218.97   PURCH      FULL          315000      358      79.9
23361314      281800.96         281600.63   R/T REFI   FULL          386000      358      73.0
23361330      167362.65         167362.65   PURCH      FULL          209500      358      79.9
23369689      534162.76         534162.76   PURCH      FULL          670000      358      79.8
23409410         256500            256500   PURCH      FULL          285000      360      90.0
26810747      293143.74         292936.43   R/T REFI   FULL          495000      359      59.2
27122183      259724.28         259493.29   PURCH      FULL          327000      354      79.7
27626688      288305.45         288305.45   PURCH      FULL          365000      359      79.9
27735802      646204.47          646756.2   R/T REFI   REDUCED       975000      354      66.3
27796986      565547.38         565547.38   PURCH      REDUCED       825000      359      69.9
27879204      379724.96         379448.18   PURCH      REDUCED       475000      358      79.9
27889963      399687.96         399687.96   R/T REFI   FULL          500000      359      79.9
27987544       251817.6         251634.04   PURCH      REDUCED       345000      358      79.9
28051266      327756.57         327756.57   PURCH      FULL          410000      359      79.9
28052991      478678.59         478355.04   PURCH      REDUCED       599000      358      79.9
28068773      319616.67         319616.67   PURCH      REDUCED       725095      359      46.9
28092815      296035.58          295819.8   C/O REFI   FULL          395000      358      74.9
28097921      291799.04         291596.76   PURCH      FULL          365000      358      79.9
28126951      259792.08         259792.08   PURCH      REDUCED       327000      359      79.9
28148104      258198.42         258198.42   PURCH      FULL          323000      359      79.9
28148344      273222.18         273222.18   PURCH      REDUCED       345000      358      79.9
28160414      349752.97         349504.34   PURCH      FULL          500000      358      70.0
28170785      105927.05         105853.62   PURCH      FULL          135000      358      79.9
28200558       297384.6         297167.83   PURCH      REDUCED       372000      358      79.9
28221760      263808.92         263616.63   PURCH      REDUCED       330000      358      79.9
28222578      546093.34         545724.23   PURCH      FULL          685000      358      79.9
28227056         599200         598720.82   PURCH      REDUCED       800000      359      79.9
28230985      451711.77         451421.56   PURCH      REDUCED       570000      358      79.9
28244937      332309.31         332309.31   PURCH      REDUCED       375000      359      89.9
28248896      345050.07         345050.07   PURCH      REDUCED       385000      359      89.9
28263119         444000         443694.44   PURCH      FULL          565000      359      80.0
28263531      261400.94         261400.94   PURCH      REDUCED       330000      359      79.9
28265031      471314.59         471314.59   PURCH      REDUCED       590000      358      79.9
28266138         260000         259802.16   PURCH      FULL          330000      359      80.0
28269439      337261.79         337022.04   PURCH      FULL          390000      358      87.6
28273522      287629.09         287629.09   PURCH      REDUCED       330000      359      89.9
28279651      245897.06         245743.06   PURCH      REDUCED       265000      358      94.9
28283927         256000         255795.28   PURCH      FULL          336000      359      80.0
28284040       277224.2         277022.13   PURCH      FULL          390000      358      74.9
28286706      291989.02         291772.24   R/T REFI   FULL          365000      359      80.0
28288678         388000          387266.4   PURCH      REDUCED       485000      239      80.0
28289890      223837.87         223837.87   PURCH      REDUCED       280000      359      79.9
28291557         361800            361551   PURCH      FULL          402000      359      90.0
28292639         650000          649480.2   R/T REFI   FULL         1820000      359      35.7
28296994         335000         334763.55   R/T REFI   FULL          995000      359      33.7
28299626      298475.48         298475.48   R/T REFI   FULL          375000      360      79.6
28302743       260526.5          260526.5   PURCH      REDUCED       326000      359      79.9
28303949         300000         299777.35   PURCH      REDUCED       380000      359      80.0
28306579         465500         465171.45   C/O REFI   FULL          665000      359      70.0
28309995      264808.19         264808.19   PURCH      REDUCED       348000      359      76.8
28315513      343502.45         343502.45   R/T REFI   REDUCED       453000      358      75.8
28316016      249487.17         249487.17   PURCH      FULL          266000      358      94.9
28318061      496546.62         496144.93   PURCH      REDUCED       650000      359      76.4
28318178      274701.03          274500.8   R/T REFI   REDUCED       600000      358      45.8
28325496         328500         328279.58   PURCH      FULL          385000      359      90.0
28326114      299598.97         299598.97   R/T REFI   FULL          415000      359      72.2
28326882      473630.23         473630.23   PURCH      FULL          600000      359      79.9
28331411         420000         419655.73   PURCH      FULL          526500      359      80.0
28332468      355735.79         355735.79   R/T REFI   REDUCED       545000      359      65.3
28333011         525000         524610.37   R/T REFI   REDUCED       768500      359      68.3
28338093         132000         130903.85   PURCH      REDUCED       435000      359      30.8
28341527       271614.8          271614.8   C/O REFI   REDUCED       438000      358      62.0
28343069         428000         427690.22   R/T REFI   REDUCED       535000      359      80.0
28346294         370000         369757.97   PURCH      FULL          570000      359      64.9
28353696      201610.26         201610.26   PURCH      FULL          261000      359      79.9
28355345         330000          329772.9   C/O REFI   FULL          555000      359      59.5
28355865         385900         385627.63   PURCH      REDUCED       495000      359      80.0
28360170         324000            324000   PURCH      REDUCED       364000      360      90.0
28366474         288000         287786.26   PURCH      REDUCED       361000      359      80.0
28375806         365000         364755.08   PURCH      FULL          462000      359      79.9
28377828         323200         322971.88   R/T REFI   REDUCED       404000      359      80.0
28378503      391730.22         391730.22   PURCH      REDUCED       490000      359      79.9
28383206      367863.04         367863.04   R/T REFI   FULL          465000      360      79.1
28383651      322278.06         322278.06   C/O REFI   REDUCED       430000      359      74.9
28383719         305000         304784.73   C/O REFI   FULL          500000      359      61.0
28384832         650000            650000   R/T REFI   FULL          890000      360      73.0
28386084         278000         277818.14   PURCH      FULL          348000      359      80.0
28390268      388111.75         388111.75   C/O REFI   REDUCED       700000      359      55.4
28399780      418888.89         418888.89   PURCH      REDUCED       524000      359      79.9
28400935         293000          292793.2   PURCH      REDUCED       333000      359      88.8
28401503         438000         437706.11   PURCH      FULL          685000      359      64.6
28406742         296000            296000   R/T REFI   REDUCED       370000      360      80.0
28412716         265600         265417.21   PURCH      FULL          340000      359      80.0
28422343         366400         366106.99   PURCH      FULL          461000      359      80.0

          Loan Count                  586
          Sch UPB         $193,236,575.99
          WAC                       7.584
          WAM                         358

                                   EXHIBIT D-3

                           BANA MORTGAGE LOAN SCHEDULE


Bank of America, NA
Settlement 09/23/1999                                  Loan Schedule

Loan#         ST     Zip   Occ        Prop      Term    OLTV    Int Rate   FPayDT       MatDT        PANDI     PTDate      Orig Bal
-----------------------------------------------------------------------------------------------------------------------------------
6001080453    FL     33139 Primary    Condo      360    88.9      7.875     8/1/1999     7/1/2029    2900.28    9/1/1999    400000
6002744024    CA     90049 Primary    SFR        360    65.5      7.500     9/1/1999     8/1/2029    3985.53    9/1/1999    570000
6007720631    CA     94583 Primary    PUD        360    80.0      7.875     9/1/1999     8/1/2029    2436.24    9/1/1999    336000
6008197540    CA     94583 Primary    PUD        360    80.0      7.750     9/1/1999     8/1/2029    2493.12    9/1/1999    348000
6013027468    CA     95135 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    2432.57    9/1/1999    347900
6017277093    CA     94306 Primary    SFR        360    57.2      7.875     9/1/1999     8/1/2029    2283.97    9/1/1999    315000
6018290301    CA     90731 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    2936.71    9/1/1999    420000
6018432713    CA     94952 Primary    SFR        360    77.6      8.000    10/1/1999     9/1/2029    2731.81    9/1/1999    372300
6019855755    CA     94065 Primary    PUD        360    69.9      7.875     8/1/1999     7/1/2029    4712.96    9/1/1999    650000
6021176810    CA     95120 Primary    SFR        360    51.2      7.500     9/1/1999     8/1/2029    2971.67    9/1/1999    425000
6021697781    CA     95035 Primary    SFR        360    95.0      8.250     9/1/1999     8/1/2029    1919.49    9/1/1999    255500
6031409490    GA     31404 Primary    PUD        360    90.0      7.250     9/1/1999     8/1/2029    2854.91    9/1/1999    418500
6032070739    TX     75204 Primary    PUD        360    80.0      7.875     9/1/1999     8/1/2029    2407.24    9/1/1999    332000
6046985922    CA     94941 Primary    SFR        360    56.4      7.625     9/1/1999     8/1/2029    2470.21    9/1/1999    349000
6049861195    CA     94901 Primary    SFR        360    78.2      7.875     9/1/1999     8/1/2029    2022.95    9/1/1999    279000
6051806757    CA     95037 Primary    PUD        360    80.0      8.000     9/1/1999     8/1/2029    3228.57    9/1/1999    440000
6052235147    MA      2446 Primary    SFR        360    58.7      7.250     9/1/1999     8/1/2029    1916.92    9/1/1999    281000
6057026012    CA     91011 Primary    SFR        360    62.9      7.500     9/1/1999     8/1/2029    3607.95    9/1/1999    516000
6060024673    CA     90274 Primary    SFR        360    69.5      7.750     9/1/1999     8/1/2029    3223.86    9/1/1999    450000
6064894519    CA     95003 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    3579.98    9/1/1999    512000
6083632189    MA      2458 Primary    SFR        360    84.7      8.125     8/1/1999     7/1/2029    2969.99    9/1/1999    400000
6085788773    WA     98177 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    1817.96    9/1/1999    260000
6086332050    CA     95033 Primary    SFR        360    61.9      7.750     9/1/1999     8/1/2029    2328.35    9/1/1999    325000
6087550320    CA     94566 Primary    PUD        360    80.0      7.875     8/1/1999     7/1/2029    4507.04    9/1/1999    621600
6088517203    WA     98033 Primary    SFR        360    90.0      7.875     8/1/1999     7/1/2029    1879.38    9/1/1999    259200
6091900198    TX     75208 Primary    SFR        360    90.0      7.375     8/1/1999     7/1/2029    2331.03    9/1/1999    337500
6095502396    CA     90266 Primary    SFR        360    55.7      7.875     9/1/1999     8/1/2029    2827.78    9/1/1999    390000
6096508244    CA     92646 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    1885.57    9/1/1999    266400
6097781428    MA      1778 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029     2067.9    9/1/1999    285200
6099650126    CA     94116 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    2221.84    9/1/1999    302800
6102170179    CA     94585 Primary    SFR        360    69.2      7.750    10/1/1999     9/1/2029    3223.86    9/1/1999    450000
6114424218    MA      2114 Primary    Condo      360    70.0      7.875     8/1/1999     7/1/2029     3045.3    9/1/1999    420000
6114994913    CA     94563 Primary    SFR        360    66.0      8.250     8/1/1999     7/1/2029    2629.44    9/1/1999    350000
6117059029    CA     94087 Primary    4-Family   360    80.0      7.875     9/1/1999     8/1/2029    3451.34    9/1/1999    476000
6118278982    TX     76092 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    2842.28    9/1/1999    392000
6121051400    CA     94583 Primary    PUD        360    70.0      7.875     9/1/1999     8/1/2029    2639.26    9/1/1999    364000
6123903160    CA     94070 Primary    SFR        360    69.3      7.625     9/1/1999     8/1/2029    2576.37    9/1/1999    364000
6137165772    CA     92660 Primary    Condo      360    56.9      7.625     9/1/1999     8/1/2029    2335.72    9/1/1999    330000
6138841926    CA     95376 Primary    SFR        360    80.0      7.875     8/1/1999     7/1/2029     2001.2    9/1/1999    276000
6143145776    CA     95126 Primary    SFR        360    95.0      7.875     8/1/1999     7/1/2029    2066.45    9/1/1999    285000
6144114557    CA     90274 Primary    SFR        360    73.0      7.875     9/1/1999     8/1/2029    3755.86    9/1/1999    518000
6146498198    TX     75035 Primary    PUD        360    80.0      8.125     9/1/1999     8/1/2029     991.98    9/1/1999    133600
6147337015    CA     90275 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    1862.68    9/1/1999    260000
6153639916    CA     94602 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    1948.65    9/1/1999    272000
6153870727    CA     95014 Investor   SFR        360    59.7      7.875     8/1/1999     7/1/2029    2175.21    9/1/1999    300000
6157786317    TX     78258 Primary    PUD        360    50.4      7.875    10/1/1999     9/1/2029    2537.75    9/1/1999    350000
6159577318    CA     91202 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    2485.78    9/1/1999    351200
6160114192    CA     92672 Primary    PUD        360    70.0      7.875     8/1/1999     7/1/2029    2309.35    9/1/1999    318500
6163952986    NY     10707 Primary    SFR        360    89.9      8.125    10/1/1999     9/1/2029    2116.12    9/1/1999    285000
6163987008    CA     92116 Primary    SFR        360    90.0      8.250    10/1/1999     9/1/2029     2426.6    9/1/1999    323000
6167806550    CA     90266 Primary    SFR        360    70.0      8.125     9/1/1999     8/1/2029    2053.01    9/1/1999    276500
6169150379    CA     95130 Primary    SFR        360    80.0      7.875     8/1/1999     7/1/2029    2436.24    9/1/1999    336000
6169590491    CA     90212 Primary    Condo      360    75.0      7.750    10/1/1999     9/1/2029    2202.97    9/1/1999    307500
6169703987    MA      1950 Primary    SFR        360    88.2      8.500     9/1/1999     8/1/2029    2306.75    9/1/1999    300000
6177376735    CT      6903 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    2407.15    9/1/1999    336000
6182438892    CA     94121 Primary    SFR        360    90.0      7.625     9/1/1999     8/1/2029    2611.06    9/1/1999    368900
6183620779    TX     78734 Primary    SFR        360    65.0      7.625     9/1/1999     8/1/2029    3680.53    9/1/1999    520000
6187089823    CO     80125 Primary    SFR        360    75.6      8.750     9/1/1999     8/1/2029    2588.25    9/1/1999    329000
6188088667    CA     94526 Primary    SFR        360    58.3      8.000     9/1/1999     8/1/2029    2568.18    9/1/1999    350000
6190559713    VA     22307 Primary    SFR        360    61.1      8.000     8/1/1999     7/1/2029    2017.86    9/1/1999    275000
6195020042    CA     94065 Primary    Condo      360    72.7      7.500     9/1/1999     8/1/2029    1854.32    9/1/1999    265200
6195463358    CA     95124 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    2726.27    9/1/1999    376000
6197209072    CA     90036 Primary    2-Family   360    79.5      7.625     9/1/1999     8/1/2029     4558.2    9/1/1999    644000
6206004522    CA     94708 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    3625.35    9/1/1999    500000
6212769506    MD     20815 Primary    SFR        360    80.0      8.000     8/1/1999     7/1/2029    3225.63    9/1/1999    439600
6213252312    CA     92024 Primary    SFR        360    92.9      7.875     9/1/1999     8/1/2029    2175.21    9/1/1999    300000
6217695524    NJ      8540 Primary    PUD        360    88.2      8.250     9/1/1999     8/1/2029     1984.1    9/1/1999    264100
6218955117    CA     94596 Secondary  PUD        360    70.0      7.875     9/1/1999     8/1/2029    2388.02    9/1/1999    329350
6221439414    MN     55347 Primary    SFR        360    80.0      7.375     9/1/1999     8/1/2029    2154.91    9/1/1999    312000
6226655220    NJ      7446 Primary    SFR        360    90.0      7.750     9/1/1999     8/1/2029    2127.75    9/1/1999    297000
6229586059    WA     98045 Primary    SFR        360    90.0      7.750     9/1/1999     8/1/2029    1791.34    9/1/1999    250042
6230898097    CA     94061 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    2113.25    9/1/1999    288000
6235124614    CA     92210 Primary    PUD        360    80.0      7.375     9/1/1999     8/1/2029    1869.66    9/1/1999    270700
6238472176    CA     90291 Primary    SFR        360    66.5      7.000     9/1/1999     8/1/2029    1858.86    9/1/1999    279400
6240721164    TX     77381 Primary    PUD        360    90.0      7.875     9/1/1999     8/1/2029    2153.46    9/1/1999    297000
6241871505    CA     92648 Primary    SFR        360    75.0      7.375     9/1/1999     8/1/2029    2497.49    9/1/1999    361600
6241948220    CA     94122 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    3567.29    9/1/1999    504000
6243844021    MA      1760 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029     3046.6    9/1/1999    415200
6244556699    CA     92672 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    4223.26    9/1/1999    604000
6248177005    CA     94526 Primary    PUD        360    80.0      7.625     9/1/1999     8/1/2029    2916.12    9/1/1999    412000
6250876007    VA     20165 Primary    PUD        360    80.0      7.875     9/1/1999     8/1/2029    3555.75    9/1/1999    490400
6256749406    CA     91361 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    2519.75    9/1/1999    356000
6257333002    CA     94123 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    3963.65    9/1/1999    560000
6258260840    CA     94114 Primary    SFR        360    74.9      7.875     8/1/1999     7/1/2029    2356.48    9/1/1999    325000
6258488540    CA     94595 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    3170.92    9/1/1999    448000
6260063299    CA     92646 Primary    PUD        360    80.0      7.000     8/1/1999     7/1/2029    3432.97    9/1/1999    516000
6260450181    CA     92264 Primary    SFR        360    83.6      7.500     9/1/1999     8/1/2029    1957.81    9/1/1999    280000
6261769985    NJ      7605 Primary    SFR        360    80.0      8.125     8/1/1999     7/1/2029    2732.39    9/1/1999    368000
6261891342    CA     95864 Primary    SFR        360    77.6      7.375     9/1/1999     8/1/2029    2624.57    9/1/1999    380000
6266382214    CA     91941 Primary    SFR        360    60.0      7.250     9/1/1999     8/1/2029    2558.17    9/1/1999    375000
6267629209    NY     10708 Primary    SFR        360    80.0      8.125     9/1/1999     8/1/2029     2197.8    9/1/1999    296000
6269025745    CA     92705 Primary    SFR        360    75.0      7.500     9/1/1999     8/1/2029     2721.7    9/1/1999    389250
6269837883    CA     92869 Primary    PUD        360    79.8      7.500     9/1/1999     8/1/2029    2482.22    9/1/1999    355000
6272273332    CA     94536 Primary    PUD        360    89.9      8.250     9/1/1999     8/1/2029    2328.93    9/1/1999    310000
6274347134    CA     92037 Primary    SFR        360    52.8      7.250     9/1/1999     8/1/2029    3001.58    9/1/1999    440000
6275715834    CA     94014 Primary    SFR        360    74.2      7.500     9/1/1999     8/1/2029    1867.61    9/1/1999    267100
6278666711    CA     92677 Primary    PUD        360    58.8      7.250     9/1/1999     8/1/2029    1725.91    9/1/1999    253000
6284684369    NY     11354 Primary    SFR        360    73.0      7.750     9/1/1999     8/1/2029    1934.32    9/1/1999    270000
6286028987    DC     20007 Primary    SFR        360    95.0      8.500     9/1/1999     8/1/2029     2176.8    9/1/1999    283100
6289717404    NY     10069 Primary    Condo      360    80.0      7.875     8/1/1999     7/1/2029    2407.24    9/1/1999    332000
6294402190    CA     95014 Primary    SFR        360    57.0      7.375     9/1/1999     8/1/2029    3287.62    9/1/1999    476000
6296241935    CA     94403 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    2047.94    9/1/1999    279100
6299992112    FL     33175 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    3287.27    9/1/1999    448000
6302953234    CA     92025 Primary    PUD        360    80.0      7.625     9/1/1999     8/1/2029    2462.42    9/1/1999    347900
6302969644    CA     94618 Primary    4-Family   360    56.3      8.000     9/1/1999     8/1/2029    4255.84    9/1/1999    580000
6304334409    CA     92708 Primary    SFR        360    90.0      7.625     9/1/1999     8/1/2029    1745.42    9/1/1999    246600
6308011383    GA     30114 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    1828.29    9/1/1999    255200
6310730012    CA     90290 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    3915.61    9/1/1999    560000
6315384773    CA     92131 Primary    SFR        360    90.0      7.875     9/1/1999     8/1/2029    2218.72    9/1/1999    306000
6320990051    WA     98335 Primary    PUD        360    80.0      7.500     9/1/1999     8/1/2029     1918.3    9/1/1999    274350
6323057791    CA     92614 Primary    PUD        360    80.0      7.625     9/1/1999     8/1/2029    2163.02    9/1/1999    305600
6324396628    CA     93950 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    2521.78    9/1/1999    352000
6325490651    VA     22182 Primary    SFR        360    80.0      8.250     9/1/1999     8/1/2029    1664.81    9/1/1999    221600
6325862370    CA     94114 Primary    SFR        360    39.1      7.875     8/1/1999     7/1/2029     3117.8    9/1/1999    430000
6329102575    CA     94610 Primary    SFR        360    63.8      7.750    10/1/1999     9/1/2029    2149.24    9/1/1999    300000
6329283334    CA     91602 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    2083.66    9/1/1999    298000
6330466878    CA     94041 Primary    PUD        360    80.0      7.500     9/1/1999     8/1/2029     4101.6    9/1/1999    586600
6340916920    CA     95030 Primary    SFR        360    45.5      7.250     9/1/1999     8/1/2029    4263.61    9/1/1999    625000
6348427649    CA     94904 Primary    SFR        360    17.9      7.750     9/1/1999     8/1/2029    2149.24    9/1/1999    300000
6348706737    CA     95120 Primary    SFR        360    80.0      7.250     9/1/1999     8/1/2029     2864.8    9/1/1999    419950
6353423509    CA     95062 Investor   SFR        360    58.8      8.500    10/1/1999     9/1/2029    2191.41    9/1/1999    285000
6354561257    CA     94566 Primary    SFR        360    92.3      7.875     8/1/1999     7/1/2029    2175.21    9/1/1999    300000
6357807129    CA     94901 Primary    PUD        360    80.0      8.125     9/1/1999     8/1/2029     2613.6    9/1/1999    352000
6360249509    CA     92629 Primary    PUD        360    64.4      7.625     9/1/1999     8/1/2029    3078.91    9/1/1999    435000
6366619473    MA      2081 Primary    SFR        360    80.0      7.875     8/1/1999     7/1/2029    2273.82    9/1/1999    313600
6372760287    CA     92024 Primary    PUD        360    81.0      7.875     8/1/1999     7/1/2029    2084.58    9/1/1999    287500
6374135157    ME      3911 Primary    SFR        360    66.4      8.250     8/1/1999     7/1/2029    3493.39    9/1/1999    465000
6375139794    IL     60091 Primary    SFR        360    75.7      7.500     9/1/1999     8/1/2029     4544.9    9/1/1999    650000
6375604433    CA     91902 Primary    SFR        360    80.0      8.000    10/1/1999     9/1/2029    1907.79    9/1/1999    260000
6375969786    WA     98333 Secondary  PUD        360    80.0      7.750     9/1/1999     8/1/2029    2791.15    9/1/1999    389600
6380614351    TX     75034 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    1798.18    9/1/1999    248000
6388016831    CA     94015 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    1960.11    9/1/1999    273600
6389161354    WA     98382 Primary    SFR        360    90.0      6.875     9/1/1999     8/1/2029    2299.91    9/1/1999    350100
6390460092    NJ      8057 Primary    PUD        360    68.7      7.750     8/1/1999     7/1/2029    1820.41    9/1/1999    254100
6393541039    AZ     85259 Primary    PUD        360    74.5      7.875     8/1/1999     7/1/2029    2175.21    9/1/1999    300000
6395992412    CA     95060 Primary    SFR        360    62.0      7.250     9/1/1999     8/1/2029    2578.63    9/1/1999    378000
6396930270    CA     94550 Primary    SFR        360    47.8      7.625     9/1/1999     8/1/2029    1946.44    9/1/1999    275000
6398977014    CA     93021 Primary    PUD        360    80.0      7.625     9/1/1999     8/1/2029    2548.06    9/1/1999    360000
6401992489    CA     91006 Primary    SFR        360    74.8      7.875     9/1/1999     8/1/2029    3407.83    9/1/1999    470000
6405153864    CA     94070 Primary    SFR        360    62.8      8.250     9/1/1999     8/1/2029    3395.73    9/1/1999    452000
6406366176    MA      2043 Primary    SFR        360    53.6      7.250     9/1/1999     8/1/2029    1773.66    9/1/1999    260000
6411261958    CA     95630 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    2808.34    9/1/1999    392000
6412972165    VA     22101 Primary    SFR        360    57.1      7.000     9/1/1999     8/1/2029    2661.22    9/1/1999    400000
6417941751    IL     60504 Primary    PUD        360    50.8      7.500     8/1/1999     7/1/2029    2307.41    9/1/1999    330000
6423918751    CA     92867 Primary    PUD        360    80.0      8.125    10/1/1999     9/1/2029    4603.49    9/1/1999    620000
6428096579    CA     94583 Primary    PUD        360    58.9      7.625     9/1/1999     8/1/2029    2123.39    9/1/1999    300000
6428278425    CA     92064 Primary    PUD        360    77.8      7.500     9/1/1999     8/1/2029     4544.9    9/1/1999    650000
6430049061    CA     95132 Primary    SFR        360    80.0      7.875    10/1/1999     9/1/2029    2256.42    9/1/1999    311200
6430582228    CA     91107 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    2395.18    9/1/1999    338400
6431016846    CA     94583 Primary    PUD        360    80.0      7.500     9/1/1999     8/1/2029    3474.05    9/1/1999    496850
6432833975    TX     78248 Primary    PUD        360    80.0      7.500     9/1/1999     8/1/2029    2237.49    9/1/1999    320000
6433959498    TX     77024 Primary    SFR        360    79.9      7.625     9/1/1999     8/1/2029    2024.29    9/1/1999    286000
6434229792    CA     94122 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    2099.81    9/1/1999    289600
6447708022    CA     94707 Primary    SFR        360    68.3      7.875     9/1/1999     8/1/2029    3119.25    9/1/1999    430200
6450125932    NY     11977 Primary    SFR        360    75.0      8.125    10/1/1999     9/1/2029    3898.12    9/1/1999    525000
6451921925    CT      6430 Primary    SFR        360    75.0      8.125     9/1/1999     8/1/2029    1865.53    9/1/1999    251250
6455772670    CA     94563 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    3238.19    9/1/1999    452000
6456053179    CA     94587 Primary    PUD        360    80.0      7.750     9/1/1999     8/1/2029    2576.22    9/1/1999    359600
6456809885    WA     98272 Primary    SFR        360    90.0      8.500     9/1/1999     8/1/2029    1979.19    9/1/1999    257400
6457961362    NY     10709 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    3447.67    9/1/1999    487100
6459361538    WA     98004 Primary    SFR        360    34.6      7.625     9/1/1999     8/1/2029    3425.73    9/1/1999    484000
6462872539    CA     95132 Primary    SFR        360    80.0      8.250     9/1/1999     8/1/2029     2787.2    9/1/1999    371000
6464372892    CA     94619 Primary    SFR        360    68.9      7.750     9/1/1999     8/1/2029    2220.88    9/1/1999    310000
6464840534    CA     94705 Primary    SFR        360    64.8      7.000     9/1/1999     8/1/2029    3559.37    9/1/1999    535000
6470112910    CA     91320 Primary    PUD        360    76.0      7.750     9/1/1999     8/1/2029    2994.61    9/1/1999    418000
6479902014    CA     95035 Primary    SFR        360    65.0      7.625     9/1/1999     8/1/2029    1967.67    9/1/1999    278000
6484533275    CA     94530 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    2465.24    9/1/1999    340000
6489805249    CA     91350 Primary    SFR        360    71.4      7.625     9/1/1999     8/1/2029    1769.49    9/1/1999    250000
6492752644    CA     94103 Primary    Condo      360    80.0      7.750     9/1/1999     8/1/2029     2361.3    9/1/1999    329600
6493665795    CA     95037 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    3316.62    9/1/1999    452000
6495881523    CA     95122 Primary    SFR        360    95.0      7.875     8/1/1999     7/1/2029    1839.14    9/1/1999    253650
6502832758    CA     91103 Primary    SFR        360    90.0      7.500     9/1/1999     8/1/2029    2705.97    9/1/1999    387000
6503652718    CA     94025 Primary    SFR        360    80.0      7.750    10/1/1999     9/1/2029    3284.04    9/1/1999    458400
6504706786    CA     96161 Secondary  PUD        360    57.4      7.875     8/1/1999     7/1/2029    2936.54    9/1/1999    405000
6514348801    CA     94536 Primary    SFR        360    95.0      8.375     9/1/1999     8/1/2029     2021.8    9/1/1999    266000
6514374583    CA     92627 Primary    2-Family   360    85.0      8.125     8/1/1999     7/1/2029    2335.16    9/1/1999    314500
6516592604    CA     95124 Primary    SFR        360    61.1      7.625     9/1/1999     8/1/2029    1902.91    9/1/1999    268850
6522881561    CA     92009 Primary    PUD        360    55.9      7.500     9/1/1999     8/1/2029    2796.86    9/1/1999    400000
6524370514    CA     96146 Secondary  SFR        360    69.6      7.625     9/1/1999     8/1/2029     2215.4    9/1/1999    313000
6525075955    CA     93907 Primary    PUD        360    80.0      7.250     9/1/1999     8/1/2029    1795.49    9/1/1999    263200
6525582232    TX     78703 Primary    SFR        360    77.5      7.500     9/1/1999     8/1/2029    1842.13    9/1/1999    263457
6526184335    FL     32082 Primary    PUD        360    67.3      7.875     8/1/1999     7/1/2029    2682.76    9/1/1999    370000
6527890963    CA     90505 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    1882.74    9/1/1999    266000
6528232967    OR     97006 Primary    PUD        360    65.3      7.875     8/1/1999     7/1/2029    1979.44    9/1/1999    273000
6529762251    CA     95746 Primary    PUD        360    75.9      8.125     9/1/1999     8/1/2029    4142.03    9/1/1999    557850
6530251567    CA     94583 Primary    PUD        360    66.7      7.750     9/1/1999     8/1/2029    2507.45    9/1/1999    350000
6530743092    CA     90064 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    2010.52    9/1/1999    274000
6532951354    CA     90049 Primary    Condo      360    77.8      7.625     9/1/1999     8/1/2029    2747.66    9/1/1999    388200
6537185214    CA     94583 Primary    PUD        360    80.0      7.875     8/1/1999     7/1/2029    2273.82    9/1/1999    313600
6541388572    CA     95008 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    2436.24    9/1/1999    336000
6542781965    OR     97060 Primary    SFR        360    95.0      8.125     8/1/1999     7/1/2029    2115.75    9/1/1999    284950
6552132935    CA     95675 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    2076.67    9/1/1999    293400
6556348073    CA     94066 Primary    SFR        360    77.8      8.125     9/1/1999     8/1/2029    2598.75    9/1/1999    350000
6561935807    CA     92587 Primary    PUD        360    79.6      7.875     9/1/1999     8/1/2029     3117.8    9/1/1999    430000
6565336986    CA     94707 Primary    SFR        360    80.0      7.875     8/1/1999     7/1/2029    3706.56    9/1/1999    511200
6565689277    CA     95136 Primary    SFR        360    72.9      7.250     9/1/1999     8/1/2029    1835.06    9/1/1999    269000
6570444254    CA     94555 Primary    PUD        360    80.0      7.875     8/1/1999     7/1/2029     2015.7    9/1/1999    278000
6579950459    CA     91214 Primary    SFR        360    65.9      7.500     9/1/1999     8/1/2029    1887.88    9/1/1999    270000
6582954837    CA     94131 Primary    SFR        360    70.8      7.625     9/1/1999     8/1/2029    2831.18    9/1/1999    400000
6589385746    CA     94041 Primary    PUD        360    80.0      7.750     9/1/1999     8/1/2029    3547.68    9/1/1999    495200
6594013846    CA     92020 Primary    SFR        360    80.0      8.375     8/1/1999     7/1/2029    2493.04    9/1/1999    328000
6597875589    MI     48025 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    2693.71    9/1/1999    376000
6605207262    CA     90056 Primary    PUD        360    80.0      7.625     9/1/1999     8/1/2029    3454.04    9/1/1999    488000
6611554764    CA     94132 Primary    SFR        360    80.0      8.125     8/1/1999     7/1/2029    3801.59    9/1/1999    512000
6613555298    OH     44233 Primary    SFR        360    80.0      6.875     9/1/1999     8/1/2029    2406.99    9/1/1999    366400
6613624763    CA     95123 Primary    SFR        360    65.5      7.875     8/1/1999     7/1/2029    2233.22    9/1/1999    308000
6618003880    CA     92646 Primary    SFR        360    77.0      7.250     9/1/1999     8/1/2029    1944.21    9/1/1999    285000
6621486833    CA     92124 Primary    SFR        360    80.0      7.375     9/1/1999     8/1/2029    1768.13    9/1/1999    256000
6623100267    CA     94536 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    2264.94    9/1/1999    320000
6623806194    CA     91360 Primary    SFR        360    90.0      7.875     9/1/1999     8/1/2029    2087.84    9/1/1999    287950
6626277583    CA     94403 Primary    SFR        360    66.7      7.875     8/1/1999     7/1/2029    2175.21    9/1/1999    300000
6627144477    CA     92029 Primary    PUD        360    80.0      7.875     8/1/1999     7/1/2029    2900.28    9/1/1999    400000
6628162833    CA     94132 Primary    SFR        360    75.0      8.250     9/1/1999     8/1/2029    2524.26    9/1/1999    336000
6629306694    NJ      7030 Primary    2-Family   360    80.0      8.000     9/1/1999     8/1/2029     3792.1    9/1/1999    516800
6634317934    CA     95128 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    1461.49    9/1/1999    204000
6643860171    CA     90065 Primary    SFR        360    64.0      7.750     9/1/1999     8/1/2029    1970.14    9/1/1999    275000
6645084606    CA     94024 Primary    SFR        360    41.0      7.875     9/1/1999     8/1/2029     3117.8    9/1/1999    430000
6645248383    CA     94555 Primary    PUD        300    90.0      8.000     8/1/1999     7/1/2024    2500.69    9/1/1999    324000
6646551272    CA     94127 Primary    SFR        360    67.9      8.125     9/1/1999     8/1/2029    1941.64    9/1/1999    261500
6646593571    CA     90405 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    2407.15    9/1/1999    336000
6648206990    CA     95050 Primary    SFR        360    89.9      7.875     9/1/1999     8/1/2029    1890.33    9/1/1999    260710
6648939525    CA     94947 Primary    SFR        360    60.8      7.250     9/1/1999     8/1/2029    2114.75    9/1/1999    310000
6661910668    CA     94086 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    2963.73    9/1/1999    408750
6670404935    CA     95037 Primary    SFR        360    74.5      8.250     9/1/1999     8/1/2029    2043.45    9/1/1999    272000
6670971370    NJ      7040 Primary    SFR        360    88.5      7.125     9/1/1999     8/1/2029    1819.04    9/1/1999    270000
6673510456    CA     91384 Primary    SFR        360    95.0      7.750     9/1/1999     8/1/2029    1803.57    9/1/1999    251750
6673525074    NY     11375 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    1937.14    9/1/1999    264000
6675784950    MA      1730 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    2123.39    9/1/1999    300000
6676123836    CA     90740 Primary    SFR        360    80.0      8.125     8/1/1999     7/1/2029    3160.07    9/1/1999    425600
6683584087    CT      6903 Primary    SFR        360    71.4      7.125     9/1/1999     8/1/2029    3031.74    9/1/1999    450000
6683668385    CA     93111 Primary    SFR        360    68.2      8.250     9/1/1999     8/1/2029    2178.68    9/1/1999    290000
6689503875    VA     20124 Primary    PUD        360    80.0      8.250     9/1/1999     8/1/2029    2908.91    9/1/1999    387200
6700141986    CA     94014 Primary    SFR        360    90.0      7.750     9/1/1999     8/1/2029    2185.78    9/1/1999    305100
6701895366    TX     77345 Primary    PUD        360    80.0      7.250     8/1/1999     7/1/2029    1915.56    9/1/1999    280800
6710931244    CA     93065 Primary    PUD        360    80.0      7.875     9/1/1999     8/1/2029    2784.27    9/1/1999    384000
6712264909    VA     20171 Primary    PUD        360    71.1      7.250     9/1/1999     8/1/2029    2387.62    9/1/1999    350000
6714400980    CA     91360 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    2117.72    9/1/1999    299200
6719351014    CA     94550 Primary    SFR        360    75.8      7.250     9/1/1999     8/1/2029    3820.19    9/1/1999    560000
6724355588    NJ      7042 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    2034.62    9/1/1999    284000
6725586140    CA     95204 Investor   SFR        360    75.0      8.750     8/1/1999     7/1/2029    2560.72    9/1/1999    325500
6725907106    NJ      7010 Primary    Condo      360    80.0      7.875     9/1/1999     8/1/2029    3248.32    9/1/1999    448000
6727054584    CA     94901 Primary    SFR        360    50.0      7.375     9/1/1999     8/1/2029    1899.36    9/1/1999    275000
6731701139    HI     96701 Primary    PUD        360    88.2      7.625     9/1/1999     8/1/2029    3185.08    9/1/1999    450000
6732194490    CA     94539 Primary    SFR        360    47.5      7.500    10/1/1999     9/1/2029    1817.96    9/1/1999    260000
6736777225    MA      2138 Primary    Condo      360    80.0      8.000     9/1/1999     8/1/2029    2406.75    9/1/1999    328000
6738028338    CA     92833 Primary    SFR        360    80.0      8.000     8/1/1999     7/1/2029    2054.55    9/1/1999    280000
6739542980    MD     20815 Primary    SFR        360    77.1      8.375     8/1/1999     7/1/2029    2227.02    9/1/1999    293000
6740152126    CA     92691 Primary    PUD        360    80.0      7.875     9/1/1999     8/1/2029     2059.2    9/1/1999    284000
6740380198    CA     90703 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    1919.99    9/1/1999    268000
6741058975    CA     94619 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    1868.31    9/1/1999    267200
6741731415    CA     93117 Primary    PUD        360    71.3      7.625     9/1/1999     8/1/2029    2526.83    9/1/1999    357000
6742537381    CA     95033 Primary    SFR        360    80.0      7.375    10/1/1999     9/1/2029    3204.74    9/1/1999    464000
6742558700    OH     43065 Primary    SFR        360    75.0      7.875     8/1/1999     7/1/2029    2882.16    9/1/1999    397500
6746566337    CA     94939 Primary    SFR        360    63.9      7.375     9/1/1999     8/1/2029    3574.25    9/1/1999    517500
6749049778    CA     94550 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    3728.93    9/1/1999    520500
6756278757    MA      2460 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    3696.69    9/1/1999    516000
6756526536    CA     92780 Primary    SFR        360    90.0      8.000     9/1/1999     8/1/2029    2430.23    9/1/1999    331200
6756766561    CA     94563 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    3266.84    9/1/1999    456000
6759500926    IL     60653 Primary    SFR        360    80.0      8.250     9/1/1999     8/1/2029    2374.01    9/1/1999    316000
6759626341    WA     98072 Primary    PUD        360    80.0      7.750     9/1/1999     8/1/2029    2561.18    9/1/1999    357500
6760833365    TX     75229 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    2256.42    9/1/1999    311200
6762678727    CA     92629 Primary    PUD        360    89.7      7.875     8/1/1999     7/1/2029    2537.75    9/1/1999    350000
6762838883    NY     10804 Primary    SFR        360    90.0      8.125    10/1/1999     9/1/2029    2071.57    9/1/1999    279000
6763527592    NY     11214 Primary    SFR        360    84.1      8.375     8/1/1999     7/1/2029    2812.27    9/1/1999    370000
6764781834    CA     91311 Primary    SFR        360    70.0      7.625     9/1/1999     8/1/2029    2229.56    9/1/1999    315000
6766208315    MA      2420 Primary    SFR        360    90.0      8.250     9/1/1999     8/1/2029    2876.98    9/1/1999    382950
6769444685    CA     94552 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    2215.12    9/1/1999    316800
6774874819    UT     84604 Primary    SFR        360    63.8      7.875     9/1/1999     8/1/2029    3697.86    9/1/1999    510000
6777708394    CA     91311 Primary    SFR        360    62.7      8.500     9/1/1999     8/1/2029     3613.9    9/1/1999    470000
6779693024    WA     98040 Primary    SFR        360    20.7      7.625     9/1/1999     8/1/2029    3363.44    9/1/1999    475200
6782535121    CA     94611 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    4127.86    9/1/1999    583200
6784019330    WA     98382 Primary    SFR        360    75.0      7.875     8/1/1999     7/1/2029    2142.59    9/1/1999    295500
6787664322    CA     95003 Secondary  SFR        360    78.8      8.000     9/1/1999     8/1/2029    1849.09    9/1/1999    252000
6790417346    CA     94587 Primary    SFR        360    80.0      8.500     9/1/1999     8/1/2029    2614.31    9/1/1999    340000
6796721170    CA     94063 Primary    SFR        360    80.0      8.000     8/1/1999     7/1/2029    2113.25    9/1/1999    288000
6797599278    CA     95014 Primary    2-Family   360    75.0      7.500     9/1/1999     8/1/2029    3712.83    9/1/1999    531000
6799024176    CA     94550 Primary    3-Family   360    90.0      8.125     8/1/1999     7/1/2029    2572.76    9/1/1999    346500
6805433668    CA     94901 Primary    SFR        360    66.3      7.500     9/1/1999     8/1/2029    2202.53    9/1/1999    315000
6805837140    TX     77024 Primary    SFR        360    70.0      7.625     9/1/1999     8/1/2029    2650.69    9/1/1999    374500
6813718191    CA     93940 Primary    SFR        360    80.0      7.875     8/1/1999     7/1/2029    3219.31    9/1/1999    444000
6814735715    MA      1760 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    3654.94    9/1/1999    522720
6815391450    MD     20882 Primary    SFR        360    75.4      8.375    10/1/1999     9/1/2029    2191.67    9/1/1999    288350
6827793065    CA     94089 Primary    Condo      360    80.0      7.875     8/1/1999     7/1/2029    2552.25    9/1/1999    352000
6829587903    CA     94132 Primary    SFR        360    77.0      7.750    10/1/1999     9/1/2029    3447.74    9/1/1999    481250
6832759929    CO     80138 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    2005.96    9/1/1999    280000
6841349332    CA     94507 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    4549.35    9/1/1999    620000
6845744967    CA     95128 Primary    SFR        360    80.0      7.500     9/1/1999     8/1/2029    2080.87    9/1/1999    297600
6848994916    GA     30067 Primary    SFR        360    90.0      7.375     9/1/1999     8/1/2029    2206.71    9/1/1999    319500
6854335350    CA     95148 Primary    SFR        360    80.0      8.250     8/1/1999     7/1/2029    2975.02    9/1/1999    396000
6855025836    CA     93953 Primary    SFR        360    66.0      8.500     9/1/1999     8/1/2029    2683.51    9/1/1999    349000
6856870768    NY     11570 Primary    SFR        360    63.6      7.500     9/1/1999     8/1/2029    2202.53    9/1/1999    315000
6859003383    NJ      7410 Primary    SFR        360    95.0      8.250     8/1/1999     7/1/2029    2023.17    9/1/1999    269300
6861765185    CA     93065 Primary    PUD        360    80.0      8.250     8/1/1999     7/1/2029    2662.49    9/1/1999    354400
6867312578    OK     74114 Primary    SFR        360    66.8      8.000     9/1/1999     8/1/2029     2201.3    9/1/1999    300000
6868856144    CA     95762 Primary    PUD        360    65.1      7.750     9/1/1999     8/1/2029     2937.3    9/1/1999    410000
6874618975    CA     94526 Primary    SFR        360    75.0      7.375     9/1/1999     8/1/2029    3342.87    9/1/1999    484000
6875382480    CA     90027 Primary    SFR        360    80.0      7.875     9/1/1999     8/1/2029    2175.21    9/1/1999    300000
6877194677    CA     95132 Primary    SFR        360    80.0      8.375     9/1/1999     8/1/2029    2584.25    9/1/1999    340000
6878066387    CA     94523 Primary    SFR        360    80.0      7.875     8/1/1999     7/1/2029    3307.77    9/1/1999    456200
6879033154    CA     90640 Primary    SFR        360    90.0      7.625     9/1/1999     8/1/2029    1962.01    9/1/1999    277200
6882793323    CA     95073 Primary    SFR        360    56.6      7.625     9/1/1999     8/1/2029    2371.11    9/1/1999    335000
6890931295    CA     94558 Primary    SFR        300    67.6      7.875     9/1/1999     8/1/2024    2063.89    9/1/1999    270300
6892714053    CA     94121 Primary    2-Family   360    73.7      7.625     9/1/1999     8/1/2029    2972.74    9/1/1999    420000
6893373362    TX     77345 Primary    PUD        360    80.0      8.250     9/1/1999     8/1/2029    2993.05    9/1/1999    398400
6894585501    CA     94065 Primary    Condo      360    80.0      7.500    10/1/1999     9/1/2029    2237.49    9/1/1999    320000
6895444526    MA      1757 Primary    SFR        360    83.3      8.000     8/1/1999     7/1/2029    1981.17    9/1/1999    270000
6895964010    CA     91361 Primary    PUD        360    69.3      7.625     9/1/1999     8/1/2029    2123.39    9/1/1999    300000
6897604929    CO     80443 Primary    Condo      360    80.0      7.500     9/1/1999     8/1/2029    2824.13    9/1/1999    403900
6904122998    CA     90049 Primary    Condo      360    60.5      7.250     9/1/1999     8/1/2029    4434.15    9/1/1999    650000
6909902584    MA      2476 Primary    SFR        360    90.0      7.875     9/1/1999     8/1/2029    2075.15    9/1/1999    286200
6913106560    CA     92128 Primary    PUD        360    76.3      7.500     9/1/1999     8/1/2029     2587.1    9/1/1999    370000
6914767980    CA     94568 Primary    PUD        360    80.0      7.500     9/1/1999     8/1/2029    2824.83    9/1/1999    404000
6924953604    CA     95404 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    4255.84    9/1/1999    580000
6937806336    CA     94960 Primary    SFR        360    75.0      8.000     8/1/1999     7/1/2029    2476.46    9/1/1999    337500
6942269611    WA     98606 Primary    SFR        360    75.0      8.250     9/1/1999     8/1/2029    1859.39    9/1/1999    247500
6943808599    CA     93117 Primary    Condo      360    80.0      7.500     9/1/1999     8/1/2029     1961.3    9/1/1999    280500
6945330154    TX     76092 Primary    SFR        360    72.5      7.625     9/1/1999     8/1/2029    1751.79    9/1/1999    247500
6950796513    CA     94544 Primary    SFR        360    80.0      7.250     9/1/1999     8/1/2029    1719.09    9/1/1999    252000
6951643094    CA     95135 Primary    SFR        360    80.0      8.125     8/1/1999     7/1/2029    3056.87    9/1/1999    411700
6956072919    WA     98034 Primary    SFR        360    77.5      7.375     9/1/1999     8/1/2029    1740.51    9/1/1999    252000
6956422429    CA     91030 Primary    SFR        360    75.7      7.375     9/1/1999     8/1/2029    2210.17    9/1/1999    320000
6957915637    TX     77401 Primary    SFR        300    77.9      7.125     9/1/1999     8/1/2024    3620.33    9/1/1999    506500
6957946897    CA     94061 Primary    SFR        360    63.0      7.875     9/1/1999     8/1/2029    3081.55    9/1/1999    425000
6958331099    CA     90212 Primary    SFR        360    49.4      7.375     9/1/1999     8/1/2029    2389.74    9/1/1999    346000
6962040058    WA     98422 Primary    SFR        360    90.0      7.750     9/1/1999     8/1/2029    2810.49    9/1/1999    392300
6964783044    CO     80421 Primary    SFR        360    76.3      8.125     9/1/1999     8/1/2029    2561.62    9/1/1999    345000
6966578772    CA     91361 Primary    PUD        360    69.9      7.125     9/1/1999     8/1/2029     3368.6    9/1/1999    500000
6970584535    CA     92009 Secondary  SFR        360    86.4      8.250     9/1/1999     8/1/2029    1915.73    9/1/1999    255000
6971892572    CA     94301 Primary    SFR        360    80.0      7.875     8/1/1999     7/1/2029    2494.24    9/1/1999    344000
6973388322    CA     91105 Primary    SFR        360    38.6      8.000     9/1/1999     8/1/2029    2054.55    9/1/1999    280000
6975491066    CA     92028 Primary    SFR        360    80.0      8.000     9/1/1999     8/1/2029    2450.78    9/1/1999    334000
6975817575    MA      2452 Primary    SFR        240    62.9      8.125     9/1/1999     8/1/2019    2363.87    9/1/1999    280000
6975960995    CA     93908 Primary    PUD        360    80.0      7.625     9/1/1999     8/1/2029    2819.86    9/1/1999    398400
6978736285    NC     27511 Primary    PUD        360    65.3      7.250     9/1/1999     8/1/2029    2251.19    9/1/1999    330000
6980280355    CT      6877 Primary    SFR        360    77.9      7.250    10/1/1999     9/1/2029    1978.32    9/1/1999    290000
6982694421    CA     90250 Primary    SFR        360    80.0      7.750     9/1/1999     8/1/2029    1733.72    9/1/1999    242000
6985325767    CA     92657 Primary    PUD        360    80.0      8.000     9/1/1999     8/1/2029    3844.93    9/1/1999    524000
6990358712    CA     90291 Primary    SFR        360    80.0      7.625     9/1/1999     8/1/2029    3946.66    9/1/1999    557600
6998961772    CA     95060 Primary    SFR        360    80.0      7.000     9/1/1999     8/1/2029     4247.3    9/1/1999    638400

Loan#          Act Bal           Sch UPB      Purp       Doc      Appraisal   RTerm    CLTV
--------------------------------------------------------------------------------------------
6001080453      399724.72         399447.63   PURCH      FULL        450000     358    88.8
6002744024         570000         569576.97   PURCH      RAPD        870000     359    65.5
6007720631         336000         335768.76   PURCH      RAPD        430000     359    80.0
6008197540         348000         347754.38   PURCH      RAPD        435000     359    80.0
6013027468      347641.81         347641.81   PURCH      RAPD        445000     359    79.9
6017277093      314783.22         314783.22   PURCH      RAPD        551000     359    57.1
6018290301         420000         419688.29   PURCH      FULL        525000     359    80.0
6018432713         372300            372300   C/O REFI   FULL        480000     360    77.6
6019855755       649102.4          649102.4   PURCH      RAPD        929386     358    69.8
6021176810      424684.58         424684.58   PURCH      RAPD        830000     359    51.2
6021697781         255500         255337.07   PURCH      FULL        269000     359    95.0
6031409490         418500         418173.53   PURCH      FULL        465000     359    90.0
6032070739         332000         331771.51   PURCH      RAPD        425000     359    80.0
6046985922         349000         348747.39   PURCH      RAPD        619000     359    56.4
6049861195         279000         278807.99   R/T REFI   FULL        357000     359    78.2
6051806757      439704.76         439704.76   PURCH      RAPD        550000     359    79.9
6052235147         281000         280780.79   PURCH      RAPD        480000     359    58.7
6057026012      515617.05         515617.05   R/T REFI   RAPD        820000     359    62.9
6060024673         450000         449682.39   PURCH      FULL        647500     359    69.5
6064894519         512000         511620.02   PURCH      RAPD        645000     359    80.0
6083632189      399738.34         399474.91   PURCH      RAPD        490000     358    84.7
6085788773         260000         259807.04   C/O REFI   RAPD        325000     359    80.0
6086332050         325000         324770.61   R/T REFI   RAPD        525000     359    61.9
6087550320      620645.08         620645.08   PURCH      FULL        777000     358    79.9
6088517203      259021.62         258842.07   PURCH      RAPD        288000     358    89.9
6091900198      337243.19          336984.8   PURCH      RAPD        376000     358    89.9
6095502396       389731.6          389731.6   R/T REFI   FULL        700000     359    55.7
6096508244         266400         266207.18   PURCH      RAPD        333000     359    80.0
6097781428      285003.73         285003.73   PURCH      RAPD        362000     359    79.9
6099650126      302596.83         302596.83   PURCH      RAPD        383000     359    79.9
6102170179         450000            450000   PURCH      FULL        650000     360    69.2
6114424218      419710.95            419420   C/O REFI   FULL        600000     358    70.0
6114994913      349776.81         349552.09   R/T REFI   RAPD        530000     358    66.0
6117059029      475672.41         475672.41   PURCH      FULL        595000     359    79.9
6118278982         392000         391730.22   PURCH      FULL        507000     359    80.0
6121051400         364000         363749.49   PURCH      RAPD        520000     359    70.0
6123903160      363312.92         363312.92   R/T REFI   FULL        525000     359    69.2
6137165772         330000         329761.16   PURCH      RAPD        580000     359    56.9
6138841926      275810.05         275618.85   PURCH      RAPD        345000     358    79.9
6143145776      284606.44         284606.44   PURCH      FULL        300000     358    94.9
6144114557         518000         517643.52   R/T REFI   RAPD        710000     359    73.0
6146498198         133600          133512.6   PURCH      FULL        167000     359    80.0
6147337015         260000         259816.49   PURCH      RAPD        325000     359    80.0
6153639916         272000         271808.02   PURCH      RAPD        340000     359    80.0
6153870727      299793.54         299585.73   PURCH      FULL        502500     358    59.7
6157786317         350000            350000   R/T REFI   RAPD        695000     360    50.4
6159577318         351200          350945.8   PURCH      FULL        439000     359    80.0
6160114192      318280.81         318060.18   C/O REFI   RAPD        455000     358    70.0
6163952986         285000            285000   PURCH      RAPD        317000     360    89.9
6163987008         323000            323000   PURCH      RAPD        380000     360    90.0
6167806550         276500         276319.13   R/T REFI   RAPD        395000     359    70.0
6169150379      335768.76            335536   PURCH      RAPD        420000     358    79.9
6169590491         307500            307500   PURCH      RAPD        410000     360    75.0
6169703987         300000         299818.25   PURCH      RAPD        340000     359    88.2
6177376735         336000         335762.85   PURCH      RAPD        420000     359    80.0
6182438892      368603.91         368603.91   PURCH      RAPD        410000     359    89.9
6183620779         520000         519623.64   R/T REFI   RAPD        800000     359    65.0
6187089823      328810.71         328810.71   R/T REFI   RAPD        435000     359    75.6
6188088667         330000         329631.82   C/O REFI   RAPD        600000     359    55.0
6190559713      274815.47         274629.71   R/T REFI   FULL        450000     358    61.1
6195020042         265200         265003.18   PURCH      RAPD        402000     359    72.7
6195463358       375467.5          375467.5   PURCH      RAPD        470000     359    79.9
6197209072         644000         643533.88   PURCH      FULL        810000     359    79.5
6206004522         500000          499655.9   PURCH      RAPD        625000     359    80.0
6212769506      439008.11         439008.11   PURCH      FULL        560000     358    79.9
6213252312         300000         299793.54   PURCH      RAPD        323000     359    92.9
6217695524         264100         263931.59   PURCH      RAPD        310000     359    88.2
6218955117         329350         329123.34   PURCH      RAPD        470500     359    70.0
6221439414         312000         311762.59   PURCH      RAPD        390000     359    80.0
6226655220      296790.37         296790.37   PURCH      RAPD        342000     359    89.9
6229586059      249865.51         249865.51   PURCH      RAPD        280000     359    89.9
6230898097      287806.75         287806.75   PURCH      RAPD        360000     359    79.9
6235124614         270700         270494.02   PURCH      RAPD        360000     359    80.0
6238472176      279170.97         279170.97   R/T REFI   RAPD        420000     359    66.5
6240721164      296793.43         296793.43   PURCH      RAPD        345000     359    89.9
6241871505         361600         361324.84   PURCH      FULL        485000     359    75.0
6241948220      503635.21         503635.21   PURCH      RAPD        630000     359    79.9
6243844021         415200          414921.4   PURCH      RAPD        519000     359    80.0
6244556699         604000         603551.74   PURCH      FULL        755000     359    80.0
6248177005         412000          411701.8   PURCH      RAPD        515000     359    80.0
6250876007       490062.5          490062.5   PURCH      FULL        715000     359    79.9
6256749406      355742.33         355742.33   PURCH      RAPD        445000     359    79.9
6257333002         560000         559594.68   PURCH      RAPD        790000     359    80.0
6258260840      324776.33         324551.19   C/O REFI   RAPD        434000     358    74.8
6258488540         448000         447675.75   PURCH      RAPD        560000     359    80.0
6260063299      515151.59         515151.59   PURCH      RAPD        645000     358    79.9
6260450181      279792.19         279792.19   PURCH      FULL        345000     359    83.5
6261769985      367759.28         367516.93   PURCH      RAPD        480000     358    79.9
6261891342         380000         379710.85   PURCH      RAPD        490000     359    77.6
6266382214         375000         374707.46   PURCH      RAPD        635000     359    60.0
6267629209         296000         295806.37   PURCH      RAPD        390000     359    80.0
6269025745         389250         388961.11   PURCH      RAPD        519000     359    75.0
6269837883         355000         354736.53   PURCH      RAPD        445000     359    79.8
6272273332         310000         309802.32   R/T REFI   RAPD        345000     359    89.9
6274347134         440000         439656.75   PURCH      RAPD        834000     359    52.8
6275715834         267100         266901.77   C/O REFI   RAPD        360000     359    74.2
6278666711         253000         252802.63   R/T REFI   FULL        430000     359    58.8
6284684369         270000         269809.43   PURCH      RAPD        370000     359    73.0
6286028987         283100         282928.49   PURCH      FULL        300000     359    95.0
6289717404      331541.52         331541.52   PURCH      RAPD        415000     358    79.9
6294402190         476000          475637.8   R/T REFI   FULL        835000     359    57.0
6296241935         279100         278912.73   PURCH      FULL        349000     359    80.0
6299992112         448000          447699.4   PURCH      RAPD        562000     359    80.0
6302953234         347900         347648.19   PURCH      RAPD        435000     359    80.0
6302969644      579610.83         579610.83   C/O REFI   FULL       1030000     359    56.3
6304334409      246421.52         246421.52   PURCH      RAPD        275000     359    89.9
6308011383      255019.88         255019.88   PURCH      FULL        325000     359    79.9
6310730012         560000         559584.39   PURCH      RAPD        700000     359    80.0
6315384773         306000         305789.41   R/T REFI   FULL        340000     359    90.0
6320990051         274350         274146.39   PURCH      RAPD        345000     359    80.0
6323057791         305600         305378.81   PURCH      FULL        382000     359    80.0
6324396628         352000         351751.55   PURCH      RAPD        440000     359    80.0
6325490651         221600         221458.69   PURCH      RAPD        278000     359    80.0
6325862370      429406.21         429406.21   R/T REFI   FULL       1100000     358    39.0
6329102575         300000            300000   PURCH      RAPD        470000     360    63.8
6329283334      297778.84         297778.84   PURCH      RAPD        375000     359    79.9
6330466878      586164.65         586164.65   PURCH      RAPD        733256     359    79.9
6340916920         625000         624512.43   PURCH      FULL       1375000     359    45.5
6348427649         300000         299788.26   PURCH      RAPD       1675000     359    17.9
6348706737       419622.4          419622.4   PURCH      RAPD        525000     359    79.9
6353423509         285000            285000   PURCH      FULL        485000     360    58.8
6354561257      299793.54         299585.73   PURCH      FULL        325000     358    92.2
6357807129      351769.73         351769.73   PURCH      FULL        440000     359    79.9
6360249509         435000         434685.15   PURCH      RAPD        675000     359    64.4
6366619473      313384.18         313166.94   PURCH      FULL        392000     358    79.9
6372760287      287302.14         287102.98   R/T REFI   FULL        355000     358    80.9
6374135157      464703.49         464404.94   R/T REFI   RAPD        700000     358    66.4
6375139794       649517.6          649517.6   PURCH      FULL        860000     359    75.6
6375604433         260000            260000   R/T REFI   FULL        325000     360    80.0
6375969786         389600         389325.02   PURCH      FULL        490000     359    80.0
6380614351         248000         247829.32   PURCH      RAPD        314500     359    80.0
6388016831         273367            273367   PURCH      RAPD        345000     359    79.9
6389161354      349805.87         349805.87   PURCH      RAPD        395000     359    89.9
6390460092      253740.14         253740.14   R/T REFI   RAPD        370000     358    68.6
6393541039      299585.73         299585.73   PURCH      RAPD        405000     358    74.4
6395992412         378000         377705.12   C/O REFI   RAPD        610000     359    62.0
6396930270         275000         274800.96   PURCH      RAPD        580000     359    47.8
6398977014         360000         359739.44   PURCH      RAPD        450000     359    80.0
6401992489         470000         469676.55   PURCH      RAPD        628000     359    74.8
6405153864         452000         451711.77   R/T REFI   RAPD        720000     359    62.8
6406366176      259797.17         259797.17   PURCH      RAPD        485000     359    53.6
6411261958      391723.33         391723.33   PURCH      RAPD        490000     359    79.9
6412972165         400000         399672.11   R/T REFI   RAPD        700000     359    57.1
6417941751      329755.09         329508.65   PURCH      RAPD        650000     358    50.7
6423918751         620000            620000   PURCH      RAPD        800000     360    80.0
6428096579         300000         299782.86   PURCH      RAPD        509500     359    58.9
6428278425       649517.6          649517.6   PURCH      RAPD        840000     359    77.7
6430049061         311200            311200   PURCH      RAPD        389000     360    80.0
6430582228         338400         338155.07   PURCH      RAPD        423000     359    80.0
6431016846      496481.26         496481.26   PURCH      RAPD        660000     359    79.9
6432833975         320000         319762.51   R/T REFI   RAPD        400000     359    80.0
6433959498         286000            285793   R/T REFI   FULL        358000     359    79.9
6434229792      289400.69         289400.69   PURCH      RAPD        362000     359    79.9
6447708022         430200         429903.94   C/O REFI   FULL        630000     359    68.3
6450125932         525000            525000   PURCH      FULL        710000     360    75.0
6451921925         251250         251085.64   C/O REFI   RAPD        335000     359    75.0
6455772670      451680.98         451680.98   PURCH      FULL        565000     359    79.9
6456053179       359346.2          359346.2   PURCH      RAPD        450000     359    79.9
6456809885         257400         257244.06   PURCH      FULL        286000     359    90.0
6457961362         487100         486747.44   PURCH      RAPD        615000     359    80.0
6459361538         484000         483649.69   R/T REFI   FULL       1400000     359    34.6
6462872539         371000         370763.43   PURCH      RAPD        465000     359    80.0
6464372892         310000          309781.2   PURCH      RAPD        450000     359    68.9
6464840534         535000         534561.46   R/T REFI   RAPD        825000     359    64.8
6470112910         418000         417704.97   R/T REFI   RAPD        550000     359    76.0
6479902014      277766.46         277766.46   PURCH      FULL        428000     359    64.9
6484533275      339766.01         339766.01   PURCH      RAPD        425000     359    79.9
6489805249      249619.05         249619.05   R/T REFI   RAPD        350000     359    71.3
6492752644         329600         329367.37   PURCH      RAPD        415000     359    80.0
6493665795      451696.71         451696.71   PURCH      RAPD        565000     359    79.9
6495881523      253475.44         253299.73   PURCH      RAPD        267000     358    94.9
6502832758         387000         386712.78   PURCH      FULL        430000     359    90.0
6503652718         458400            458400   PURCH      RAPD        580000     360    80.0
6504706786      404721.27         404440.71   PURCH      RAPD        715000     358    57.4
6514348801      265834.66         265834.66   PURCH      FULL        280000     359    94.9
6514374583      314087.14         314087.14   PURCH      FULL        370000     358    84.9
6516592604         268850         268655.41   R/T REFI   RAPD        440000     359    61.1
6522881561         400000         399703.14   PURCH      RAPD        715000     359    55.9
6524370514      312773.45         312773.45   R/T REFI   RAPD        450000     359    69.5
6525075955      262994.68         262994.68   PURCH      RAPD        355000     359    79.9
6525582232         263457         263261.48   R/T REFI   RAPD        340000     359    77.5
6526184335      369611.23         369354.04   PURCH      RAPD        550000     358    67.2
6527890963      265807.47         265807.47   PURCH      RAPD        334000     359    79.9
6528232967      272812.12         272623.01   C/O REFI   RAPD        418000     358    65.3
6529762251         557850         557485.08   R/T REFI   FULL        735000     359    75.9
6530251567      349752.97         349752.97   PURCH      RAPD        525000     359    66.6
6530743092      273616.15         273616.15   PURCH      FULL        342500     359    79.9
6532951354         388200         387919.03   PURCH      RAPD        499000     359    77.8
6537185214      313166.94         313166.94   PURCH      FULL        400000     358    79.9
6541388572         336000         335768.76   PURCH      RAPD        420000     359    80.0
6542781965       284763.6         284575.94   PURCH      RAPD        300000     358    94.9
6552132935         293400         293187.64   PURCH      FULL        367000     359    80.0
6556348073      349771.04         349771.04   PURCH      FULL        450000     359    77.7
6561935807      429704.08         429704.08   PURCH      FULL        540000     359    79.6
6565336986      510848.19         510494.07   PURCH      FULL        645000     358    79.9
6565689277         269000         268790.15   PURCH      RAPD        369000     359    72.9
6570444254      277808.68          277616.1   PURCH      RAPD        352000     358    79.9
6579950459         270000         269799.62   C/O REFI   RAPD        410000     359    65.9
6582954837         400000         399710.49   PURCH      RAPD        565000     359    70.8
6589385746         495200         494850.49   PURCH      RAPD        619000     359    80.0
6594013846      327590.83         327590.83   PURCH      RAPD        410000     358    79.9
6597875589      375734.62         375734.62   PURCH      RAPD        470000     359    79.9
6605207262         488000         487646.79   R/T REFI   RAPD        610000     359    80.0
6611554764      511327.89         511327.89   PURCH      RAPD        650000     358    79.9
6613555298         366400         366092.18   PURCH      RAPD        458000     359    80.0
6613624763      307574.67         307574.67   R/T REFI   RAPD        470000     358    65.4
6618003880         285000         284777.67   R/T REFI   RAPD        370000     359    77.0
6621486833         256000          255805.2   PURCH      RAPD        325000     359    80.0
6623100267         320000         319768.39   PURCH      RAPD        415000     359    80.0
6623806194      287751.83         287751.83   PURCH      RAPD        321000     359    89.9
6626277583      299585.73         299585.73   PURCH      FULL        450000     358    66.6
6627144477      399724.72         399447.63   PURCH      FULL        500000     358    79.9
6628162833         336000         335785.74   PURCH      RAPD        448000     359    75.0
6629306694         516800         516453.23   PURCH      RAPD        650000     359    80.0
6634317934      203856.01         203856.01   PURCH      RAPD        258000     359    79.9
6643860171       274805.9          274805.9   C/O REFI   FULL        430000     359    63.9
6645084606         430000         429704.08   C/O REFI   FULL       1050000     359    41.0
6645248383      323659.31         323316.35   PURCH      RAPD        360000     298    89.9
6646551272         261500         261328.93   C/O REFI   RAPD        385000     359    67.9
6646593571      335762.85         335762.85   R/T REFI   RAPD        420000     359    79.9
6648206990         260710         260530.58   PURCH      FULL        290000     359    89.9
6648939525      309758.17         309758.17   PURCH      RAPD        510000     359    60.7
6661910668      406455.57         406455.57   PURCH      RAPD        510950     359    79.5
6670404935         272000         271826.55   R/T REFI   FULL        365000     359    74.5
6670971370         270000         269784.09   PURCH      RAPD        308000     359    88.5
6673510456         251750         251572.32   PURCH      FULL        265000     359    95.0
6673525074      263622.86         263622.86   PURCH      RAPD        338000     359    79.9
6675784950      299782.86         299782.86   PURCH      RAPD        375000     359    79.9
6676123836      425041.31         425041.31   PURCH      RAPD        545000     358    79.9
6683584087         450000         449640.14   PURCH      RAPD        630000     359    71.4
6683668385      289765.07         289765.07   C/O REFI   RAPD        425000     359    68.2
6689503875         387200         386953.09   PURCH      FULL        485000     359    80.0
6700141986      304884.66         304884.66   PURCH      FULL        339000     359    89.9
6701895366      280580.94         280360.56   PURCH      RAPD        356000     358    79.9
6710931244         384000         383735.73   PURCH      RAPD        480000     359    80.0
6712264909      349726.96         349726.96   PURCH      RAPD        492500     359    71.0
6714400980         299200         298983.45   PURCH      RAPD        374000     359    80.0
6719351014         560000         559563.14   PURCH      RAPD        739500     359    75.8
6724355588      283799.55         283799.55   PURCH      FULL        360000     359    79.9
6725586140      325124.07         325124.07   PURCH      FULL        435000     358    74.9
6725907106         448000         447691.68   PURCH      FULL        560000     359    80.0
6727054584         275000         274790.74   C/O REFI   RAPD        550000     359    50.0
6731701139       449174.3          449174.3   PURCH      FULL        510000     359    88.1
6732194490         260000            260000   R/T REFI   RAPD        547500     360    47.5
6736777225         328000         327779.92   PURCH      RAPD        410000     359    80.0
6738028338      279786.67         279597.36   R/T REFI   RAPD        350000     358    79.9
6739542980      292817.88         292634.48   R/T REFI   FULL        380000     358    77.1
6740152126         284000         283804.55   PURCH      RAPD        355000     359    80.0
6740380198         268000         267810.84   PURCH      RAPD        335000     359    80.0
6741058975      266601.69         266601.69   PURCH      RAPD        340000     359    79.8
6741731415         357000         356741.61   PURCH      RAPD        505000     359    71.3
6742537381         464000            464000   PURCH      FULL        580000     360    80.0
6742558700      397226.43         396951.07   C/O REFI   FULL        530000     358    74.9
6746566337         517500         517106.22   C/O REFI   FULL        810000     359    63.9
6749049778         520500         520132.63   PURCH      RAPD        651000     359    80.0
6756278757         516000         515635.81   PURCH      RAPD        650000     359    80.0
6756526536         331200         330977.77   PURCH      FULL        368000     359    90.0
6756766561         456000         455678.16   PURCH      RAPD        570000     359    80.0
6759500926      315798.49         315798.49   PURCH      FULL        450000     359    79.9
6759626341         357500         357247.67   PURCH      RAPD        450000     359    80.0
6760833365         311200         310985.83   PURCH      FULL        415000     359    80.0
6762678727      349759.13         349516.67   PURCH      RAPD        390000     358    89.7
6762838883         279000            279000   PURCH      FULL        310000     360    90.0
6763527592      369538.44         369538.44   PURCH      RAPD        440000     358    84.0
6764781834         315000            314772   C/O REFI   FULL        450000     359    70.0
6766208315         382950          382705.8   PURCH      RAPD        426000     359    90.0
6769444685         316800         316564.88   PURCH      RAPD        396000     359    80.0
6774874819         510000         509649.02   C/O REFI   FULL        800000     359    63.8
6777708394      469179.17         469179.17   R/T REFI   RAPD        750000     359    62.6
6779693024         475200         474856.06   R/T REFI   RAPD       2300000     359    20.7
6782535121         583200         582777.89   PURCH      RAPD        729000     359    80.0
6784019330      295296.63         295091.92   C/O REFI   FULL        394000     358    74.9
6787664322         252000         251830.91   PURCH      FULL        322000     359    78.8
6790417346         340000         339794.02   PURCH      RAPD        425000     359    80.0
6796721170      287416.37         287612.21   PURCH      RAPD        360000     358    79.8
6797599278      530605.92         530605.92   PURCH      FULL        708000     359    74.9
6799024176      346273.33         346045.13   PURCH      FULL        385000     358    89.9
6805433668      314766.22         314766.22   PURCH      RAPD        475000     359    66.3
6805837140         374500         374228.95   PURCH      RAPD        575000     359    70.0
6813718191      443694.44         443386.87   PURCH      FULL        555000     358    79.9
6814735715         522720         522332.06   PURCH      RAPD        655000     359    80.0
6815391450         288350            288350   R/T REFI   FULL        382500     360    75.4
6827793065      351757.75         351513.91   PURCH      FULL        440000     358    79.9
6829587903         481250            481250   PURCH      RAPD        625000     360    77.0
6832759929         280000         279802.37   R/T REFI   RAPD        350000     359    80.0
6841349332         620000         619583.98   R/T REFI   FULL        775000     359    80.0
6845744967         297600         297379.13   PURCH      FULL        372000     359    80.0
6848994916         319500         319256.88   PURCH      RAPD        370000     359    90.0
6854335350      395195.08         394937.03   R/T REFI   RAPD        495000     358    79.8
6855025836         349000         348788.57   PURCH      RAPD        530000     359    66.0
6856870768         315000         314766.22   PURCH      FULL        495000     359    63.6
6859003383      269128.27         268955.36   PURCH      RAPD        285000     358    94.9
6861765185      354174.01         353946.47   PURCH      RAPD        445000     358    79.9
6867312578         300000          299798.7   PURCH      RAPD        454000     359    66.8
6868856144         410000         409710.62   R/T REFI   RAPD        630000     359    65.1
6874618975         484000         483631.71   R/T REFI   FULL        645000     359    75.0
6875382480      299793.54         299793.54   PURCH      RAPD        385000     359    79.9
6877194677         340000         339788.67   PURCH      RAPD        425000     359    80.0
6878066387      455886.04         455570.02   PURCH      RAPD        571000     358    79.9
6879033154         277200         276999.37   PURCH      FULL        308000     359    90.0
6882793323         335000         334757.54   C/O REFI   FULL        592000     359    56.6
6890931295         270300         270009.95   R/T REFI   RAPD        400000     299    67.6
6892714053         420000         419696.01   PURCH      FULL        570000     359    73.7
6893373362         398400         398145.95   PURCH      FULL        506000     359    80.0
6894585501         320000            320000   PURCH      FULL        400000     360    80.0
6895444526      269818.66         269636.28   R/T REFI   FULL        324000     358    83.3
6895964010      299782.86         299782.86   PURCH      FULL        433000     359    69.2
6897604929      403600.25         403600.25   PURCH      RAPD        529000     359    79.9
6904122998         650000         649492.93   PURCH      RAPD       1075000     359    60.5
6909902584         286200         286003.04   PURCH      RAPD        326000     359    90.0
6913106560         370000          369725.4   R/T REFI   RAPD        485000     359    76.3
6914767980      403700.17         403700.17   PURCH      RAPD        505000     359    79.9
6924953604         580000         579610.83   PURCH      RAPD        725000     359    80.0
6937806336      337273.54         337045.57   C/O REFI   RAPD        450000     358    74.9
6942269611      247342.17         247342.17   C/O REFI   FULL        330000     359    75.0
6943808599         280500         280291.83   PURCH      RAPD        350697     359    80.0
6945330154      247320.87         247320.87   PURCH      RAPD        380000     359    72.4
6950796513         252000         251803.41   PURCH      RAPD        315000     359    80.0
6951643094      411387.55         411116.12   PURCH      RAPD        525000     358    79.9
6956072919         252000         251808.24   R/T REFI   FULL        325000     359    77.5
6956422429       319756.5          319756.5   PURCH      RAPD        422500     359    75.7
6957915637         506500         505887.01   PURCH      RAPD        650000     299    77.9
6957946897         425000         424707.51   PURCH      RAPD        675000     359    63.0
6958331099      345736.72         345736.72   PURCH      RAPD        725000     359    49.4
6962040058         392300         392023.11   PURCH      FULL        436000     359    90.0
6964783044         345000         344774.32   R/T REFI   RAPD        452000     359    76.3
6966578772      499600.15         499600.15   PURCH      RAPD        715000     359    69.9
6970584535       254837.4          254837.4   PURCH      RAPD        295000     359    86.4
6971892572      343524.97         343524.97   PURCH      RAPD        430000     358    79.9
6973388322         280000         279812.12   C/O REFI   RAPD        725000     359    38.6
6975491066      333775.89         333775.89   PURCH      RAPD        422000     359    79.9
6975817575         280000         279531.96   R/T REFI   RAPD        445000     239    62.9
6975960995      398111.64         398111.64   PURCH      RAPD        498000     359    79.9
6978736285         330000         329742.56   PURCH      RAPD        508000     359    65.3
6980280355         290000            290000   PURCH      RAPD        375000     360    77.9
6982694421       241829.2          241829.2   PURCH      RAPD        307000     359    79.9
6985325767         524000          523648.4   PURCH      RAPD        677000     359    80.0
6990358712         557600         557196.42   PURCH      FULL        697000     359    80.0
6998961772       637876.7          637876.7   PURCH      FULL        798000     359    79.9


            Loan Count                  339
            Sch UPB         $123,082,207.63
            WAC                       7.756
            WAM                         358

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]


To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated September 23, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By: ________________________________________
                                          (authorized signer of Bank of America
                                          Mortgage Securities, Inc.)


                                    Issuer: ____________________________________
                                    Address: ___________________________________
                                    ____________________________________________

                                    Date: ______________________________________

Custodian
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


__________________________________  _______________
Signature   Date

Documents returned to Custodian:


__________________________________  _______________
Custodian   Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated September 23, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                              [_______________],

                              By: ______________________________________
                              Name: ____________________________________
                              Title: ___________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-11, Class ___, having an initial aggregate Certificate Balance as of September 23, 1999 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 23, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1.  The   Transferor   is  the  lawful  owner  of  the   Transferred
      Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    ____________________________________________
                                    (Transferor)

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-11, Class ___, having an initial aggregate Certificate Balance as of September 23, 1999 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 23, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information  regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the
      Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ____________________________________________
                                    (Transferor)

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ____________________________________________
                                    (Nominee)

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

--------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings  and  Loan.  The  Transferee  (a)  is  a  savings  and  loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer.  The  Transferee is a dealer  registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___   Investment   Advisor.   The  Transferee  is  an  investment  advisor
            registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.


      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    ____________________________________________
                                    Print Name of Transferee

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________
                                    Date: ______________________________________

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.


      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    ____________________________________________
                                    Print Name of Transferee or Adviser

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    IF AN ADVISER:

                                    ____________________________________________
                                    Print Name of Transferee

                                    By: ________________________________________
                                    Date: ______________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-11, Class ___, having an initial aggregate Certificate Principal Balance as of September 23, 1999 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_____________________] (the "Transferor") to [________________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 23, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    ____________________________________________
                                    (Transferee)

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________
                                    Date: ______________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    ____________________________________________
                                    (Nominee)

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-11, Class ___, having an initial aggregate Certificate Principal Balance as of September 23, 1999 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_____________________] (the "Transferor") to [_______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 23, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    ____________________________________________
                                    (Transferee)

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________
                                    Date: ______________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                 Series 1999-11

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of  _______________________________,  the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated September 23, 1999, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer, Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Class A-R Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Class A-R Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Class A-R Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Class A-R Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Class A-R Certificate or cause the Class A-R Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class A-R Certificate.

      9. The Transferee's taxpayer identification number is ___________________.

      10.  The  Transferee  is  a  U.S.   Person  as  defined  in  Code  Section
7701(a)(30).

      11. The Transferee is aware that the Class A-R Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Class A-R Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    ____________________________________________
                                    Print Name of Transferee

                                    By: ________________________________________
                                        Name:
                                        Title:

      Personally appeared before me the above-named __________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of ___________________, ____







                                                    NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF EACH SERVICER MORTGAGE FILE


1.   Copies of Mortgage Loans Documents.

2.   Residential loan application.

3.   Mortgage Loan closing statement.

4.   Verification of employment and income, if required.

5.   Verification of acceptable evidence of source and amount of downpayment.

6.   Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.   Residential appraisal report.

8.   Photograph of the Mortgaged Property.

9. Surveyof the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.  Copies of all required disclosure statements.

12.  If  applicable,   termite  report,   structural  engineer's  report,  water
     potability and septic certification.

13.  Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

             FORM OF SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

      This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ______________, among NationsBanc Mortgage Corporation, Bank of America, FSB, Bank of America, N.A. (each a "Servicer," and together, the "Servicers") and ______________________ (the "Purchaser").

                              PRELIMINARY STATEMENT

      _________________ is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicers, and The Bank of New York, as Trustee.

      ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

      In connection with such sale, the parties hereto have agreed that each Servicer will engage in certain special servicing procedures relating to foreclosures of the Mortgage Loans serviced by such Servicer for the benefit of the Purchaser, and that the Purchaser will deposit funds in one or more collateral funds to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicers and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Servicers and the Purchaser:


                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01  Defined Terms

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Collateral Fund: Any fund  established and maintained  pursuant to Section
3.01 hereof.

      Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the related Servicer, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC, (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the related
Servicer, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least F-1 by Fitch IBCA, Inc. ("Fitch") or
(vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the related Servicer) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by Fitch or S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least F-1 by Fitch or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Fitch or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

      Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent  appraiser  (which  shall  not be an  affiliate  of  the  Purchaser)
acceptable to the Servicer servicing such Mortgage Loan as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on such Servicer's customary requirements for such appraisals.

      Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

      Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

      Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

      Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02       Definitions Incorporated by Reference

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01       Reports and Notices

          (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans serviced by it, each Servicer shall provide to the Purchaser the following notices and reports:

             (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), each Servicer shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans serviced by such Servicer that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

             (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Servicer of such Mortgage Loan shall provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

          (b) If requested by the Purchaser, each Servicer shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan serviced by such Servicer identified in a report under subsection (a) (i)
(B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

          (c) In addition to the foregoing, each Servicer shall provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan serviced by such Servicer that is at least ninety days delinquent and each Mortgage Loan serviced by such Servicer which has become real estate owned, through the final liquidation thereof; provided, that such Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential; provided, however, that the Purchaser will reimburse each Servicer for any out of pocket expenses.

      Section 2.02       Purchaser's Election to Delay Foreclosure Proceedings

          (a) The Purchaser shall be deemed to direct the related Servicer that in the event that such Servicer does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by such Servicer under Section 2.01 (a) (ii) subject to extension as set forth in
Section 2.02(b), such Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by such Servicer) or (ii) if such Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, such Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

          (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that such Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by such Servicer under
Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the related Servicer with a copy of such Current Appraisal.

          (d)  Within  two  Business  Days  of  making  any  Election  to  Delay
Foreclosure, the Purchaser shall remit by wire transfer to the Servicer servicing the related Mortgage Loan, for deposit in the Collateral Fund maintained by such Servicer, an amount, as calculated by such Servicer, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, such Servicer's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Servicer servicing the related Mortgage Loan for deposit in the Collateral Fund maintained by such Servicer the amount of each additional month's interest, as calculated by such Servicer, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

          (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Servicer of such Mortgage Loan may withdraw from the Collateral Fund maintained by such Servicer from time to time amounts necessary to reimburse such Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by such Servicer based on estimated costs, and the actual costs are subsequently determined to be higher, such Servicer may withdraw the additional amount from the applicable Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the applicable Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from a Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the applicable Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

          (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify such Servicer that it believes that it is appropriate to do so, such Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by
(x) applying any balance in the related Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the related Servicer for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

          (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, such Servicer shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), such Servicer shall withdraw the amount of such excess from the Collateral Fund maintained by such Servicer, and shall remit the same to the Trust Estate as additional Liquidation Proceeds. After making such withdrawal, all amounts remaining in the related Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

     Section 2.03       Purchaser's Election to Commence Foreclosure Proceedings

          (a) In connection  with any Mortgage Loan identified in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by such Servicer by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

          (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the related Servicer, for deposit in the related Collateral Fund, an amount, as calculated by such Servicer, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in such Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

          (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, such Servicer shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the related Collateral Fund as are provided under
Section 2.02(e), and such Servicer shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The related Servicer shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) such Servicer believes there is a breach of representations or warranties in the Pooling and Servicing Agreement by the Depositor, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) such Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the such Servicer's right not to proceed with the Commencement of Foreclosure, such Servicer supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

          (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, such Servicer shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of
liquidation  (plus  all  unreimbursed   interest  and  servicing   advances  and
Liquidation Expenses in connection therewith other than those paid from the related Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and such Servicer shall withdraw the amount of such excess from the related Collateral Fund, shall remit the same to the Trust Estate as additional Liquidation Proceeds. After making such withdrawal, all amounts remaining in the related Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan) shall be released to the Purchaser.

     Section 2.04       Termination

          (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Servicers' obligations under Section 2.01 shall terminate
(i) at such time as the Class Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by such Servicer) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that each Servicer estimates through its normal servicing practices will be required to be withdrawn from the related Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds
(z) the then-current Class Balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Servicers of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

          (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Servicers hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in any Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to Section 2.02 or
Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to any Collateral Fund pursuant to this Agreement.


                                   ARTICLE III

                       COLLATERAL FUNDS; SECURITY INTEREST

      Section 3.01       Collateral Funds

      Upon receipt from the Purchaser of the initial amount required to be deposited in any Collateral Fund pursuant to Article II, the related Servicer shall establish and maintain with ________________ as a segregated account on its books and records an account (each, a "Collateral Fund"), entitled "_____________________________________, for the benefit of registered holders of
Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series __________. Amounts held in any Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from such Collateral Fund pursuant to Section 2.02 or 2.03 hereof. Each Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to any Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to any Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

      Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Servicers shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Funds (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Funds, funds in the Collateral Funds shall be applied consistent with the terms of this Agreement.

      Section 3.02       Collateral Fund Permitted Investments.

      Each Servicer shall, at the written direction of the Purchaser, invest the funds in the related Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, a Servicer shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

      All income and gain realized from any investment as well as any interest earned on deposits in a Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in such Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the related Collateral Fund promptly upon realization. Each Servicer shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the related Collateral Fund, equal to the amount by which the balance of such Collateral Fund, after giving effect to all other distributions to be made from such Collateral Fund on such date, exceeds the Required Collateral Fund Balance for such Collateral Fund. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03       Grant of Security Interest

      The Purchaser hereby grants to each Servicer for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the related Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

      The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by a Servicer as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to each Servicer for filing of appropriate financing statements in accordance with applicable law. Each Servicer shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

      Section 3.04       Collateral Shortfalls.

      In the event that amounts on deposit in a Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the related Servicer is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to such Servicer immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and such Servicer's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of such Servicer.


                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

          Section 4.01  Amendment.

    This Agreement may be amended from time to time by the Servicers and the Purchaser by written agreement signed by the Servicers and the Purchaser.

          Section 4.02  Counterparts.

    This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 4.03  Governing Law.

    This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          Section 4.04  Notices.

    All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

      (a)   in the case of the Servicers,

            Bank of America, FSB
            555 California Street
            San Francisco, California  94104

            Attention: _______________
            Phone:     _______________
            Fax:       _______________

            Bank of America, N.A.
            101 South Tryon Street
            Charlotte, NC 28255

            Attention: _______________
            Phone:     _______________
            Fax:       _______________

            NationsBanc Mortgage Corporation
            201 North Tryon Street
            Charlotte, North Carolina  28255

            Attention: _______________
            Phone:     _______________
            Fax:       _______________

      (b)   in the case of the Purchaser,

            __________________________
            __________________________
            __________________________
            Attention: _______________

          Section 4.05  Severability of Provisions.

      If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 4.06  Successors and Assigns.

      The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Servicers.

          Section 4.07  Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          Section 4.08  Confidentiality.

      The Purchaser agrees that all information supplied by or on behalf of the Servicers pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Servicers and the Purchaser agrees to hold such information confidential and not to disclose such information.

      Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

          Section 4.09  Indemnification.

      The Purchaser agrees to indemnify and hold harmless the Servicers and the Depositor and each person who controls the Servicers and the Depositor and each of their respective officers, directors, affiliates and agents acting at the Servicers' or the Depositor's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Servicers or the Depositor, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Servicers' or the Depositor's obligations under the Pooling and Servicing Agreement, or
(ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

      IN WITNESS WHEREOF,  BAFSB,  BANA, NMC and the Purchaser have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the day and year first above written.


                                          Bank of America, FSB


                                          By: _____________________________
                                          Name: ___________________________
                                          Title: __________________________



                                          Bank of America, N.A.


                                          By: _____________________________
                                          Name: ___________________________
                                          Title: __________________________



                                          NationsBanc Mortgage Corporation


                                          By: _____________________________
                                          Name: ___________________________
                                          Title: __________________________


                                          [Purchaser]


                                          By: _____________________________
                                          Name: ___________________________
                                          Title: __________________________